                             FOUNTAIN SQUARE FUNDS


                        U.S. GOVERNMENT SECURITIES FUND

                              MUNICIPAL BOND FUND

                             BOND FUND FOR INCOME

                              EQUITY INCOME FUND

                               QUALITY BOND FUND

                            OHIO TAX FREE BOND FUND

                              QUALITY GROWTH FUND

                                 MID CAP FUND

                                 BALANCED FUND

                           INTERNATIONAL EQUITY FUND

                             COMMERCIAL PAPER FUND

                         GOVERNMENT CASH RESERVES FUND

                        U.S. TREASURY OBLIGATIONS FUND



                             [PHOTO APPEARS HERE]

                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                               JANUARY 31, 1997

--------------------------------------------------------------------------------

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fountain Square Funds, including fees, expenses and sales charges, please call 1-888-799-5353 for a prospectus, which you should read carefully before you invest or send money. The Fountain Square Funds are distributed by BISYS Fund Services.

Fifth Third Bank serves as Investment Advisor to the Funds and receives a fee for its services.

                 Fountain Square Funds, like all mutual funds:
                            . are NOT FDIC insured
                           . have no bank guarantee
                               . may lose value

Shareholder's Letter
--------------------------------------------------------------------------------


Dear Shareholder,

We are pleased to present the Fountain Square Funds' semi-annual Report to Shareholders for the six-month period ended January 31, 1997. This letter offers us an opportunity to review some of the principles that have continued to guide our investment strategy in recent months and to comment on current market conditions and our strategy going forward. It is followed by detailed descriptions of each Fund's activities during the recent period.

Staying the course

The financial markets experienced dramatic gains during the recent period, with the S&P 500 delivering a total return of 24.15%. Such gains may tempt some investors to abandon their long-term strategies in pursuit of dramatic, short-term profits.

By contrast, we have continued to invest with the aim of increasing long-term returns while carefully structuring each Fund's risk exposure according to the terms of its investment objective and policies.

Our equity positions generally include shares of high-quality companies with conservative capital structures, consistent growth in earnings and dividends, solid market niches and strong management. Such companies typically perform well in the long run--and they are especially attractive as investments in the current economic environment.

One reason: We have just experienced five consecutive years of earnings growth for the companies that make up the S&P 500. And although we expect an unprecedented sixth straight year of earnings growth in 1997, we believe the rate of growth probably will be similar to the 7% gain of 1996 and in line with long-term averages. As profit growth ebbs, shares of firms that can deliver consistent strong earnings will likely perform well. We believe many of those firms will be in the technology, financial services and health-care industries.

Selectivity crucial to future performance

We continue to be cautiously optimistic about prospects for the financial markets in the near term, thanks to continued slow economic growth and low inflation.

However, we generally avoid making investments based on anyone's forecast of month-to-month financial market fluctuations. For example, in the bond market we do not make bets on interest-rate trends. Instead, we maintain average maturities of around four years for the U.S. Government Securities Fund and seven to ten years for our other fixed-income portfolios. At the same time, we look for opportunities to provide value to shareholders by purchasing securities that have fallen from favor for no good reason.

Similarly, in the stock market we avoid large short-term bets on stocks or sectors and, instead, look for long-term trends that can fuel performance for years or even decades to come. For example, we continue to invest in companies that will benefit from the aging of the baby-boom generation. The baby boomers will need more medical care as they grow older, so we have focused some of our research on finding the most promising pharmaceutical companies. The financial-services industry also will benefit as the baby boomers continue to step up their investing for retirement; thus, our Funds have found excellent opportunities in that sector as well.

We also have continued to invest in technology companies that can contribute to future productivity gains by corporate America. Technological advances will continue to drive enormous growth for such firms.

As always, we will hold shares of good companies for relatively long periods. That approach reduces turnover and, thus, cuts taxes and other transaction costs. Moreover, frequent trading can cause investors to miss out on gains that patient investors typically reap.

--------------------------------------------------------------------------------

Three new Funds

We are pleased to announce the addition of three new Funds to the Fountain Square family of mutual funds. The new Funds will broaden your opportunities to invest toward a variety of long-term goals.

The Fountain Square Equity Income Fund is a conservative growth Fund that will invest in high-quality common stocks or convertible securities with above-average yields. It combines growth potential and current income.

The Fountain Square Bond Fund For Income is designed for investors who seek a high level of current income consistent with minimal price fluctuation. The Fund invests in intermediate-term debt securities with maturities of 10 years or less. Thus, its share price is less sensitive to interest rate changes than the share prices of funds with longer average maturities.

The Fountain Square Municipal Bond Fund is designed for investors seeking a high level of current income free from federal regular income tax. It invests in a diversified portfolio of municipal securities from around the nation.

It's important to emphasize that the three Funds are not new to us at Fifth Third Bank. In fact, the portfolios have been managed for more than ten years as common trust Funds. Thus, the investment styles are founded on the same principles as those of our other Funds: a commitment to value and long-term results that can safely lead shareholders to their goals.

For more complete information about these new Funds, including charges and expenses, please call 1-800-654-5372 for a prospectus. Please read the prospectus carefully before investing.

Sincerely,


/s/ James D. Berghausen                                  /s/ Stephen G. Mintos
-------------------------                                -----------------------

James D. Berghausen, CFA                                 Stephen G. Mintos
Chief Investment Officer                                 President
Fifth Third Bank                                         Fountain Square Funds
February 4, 1997                                         February 4, 1997

Investment Reviews
--------------------------------------------------------------------------------


Fountain Square U.S. Government Securities Fund

During the six months ended January 31, 1997, the Fund distributed income of $0.26 per share. Its net asset value increased from $9.55 to $9.65, for a total return of 3.79% on Investment A shares (before deduction of sales charge). The return compares to a 3.77% return for the Fund's benchmark, the Lipper Short-Intermediate Government Bond Funds Average.

During the past six months, investors continued their struggle to evaluate the state of the economy. Their perceptions often conflicted with the Federal Reserve's actions. In August, bond prices fell because the market expected the Fed to boost short-term rates. The Fed did not do so, and by November, yields on intermediate-term securities had fallen by 30 to 40 basis points. Bonds slumped again in December as investors worried that inflation would cause the Fed to increase rates on short-term securities--but once again, the Fed took no action.

With the Federal Reserve holding steady on short-term interest rates, the market was left to determine the appropriate level of interest rates. The resulting volatility provided opportunities to take advantage of investors' responses to current economic news. For example, we extended the average maturity of the portfolio to lock in yields when rates climbed sharply due to exaggerated fears of rising inflation and an overheating economy. We also shortened the portfolio modestly when interest rates fell. But we refrained from making large bets on the direction of interest rates, given the uncertain economic conditions.

Looking ahead, we believe a tight labor market could play an inflationary role in the economy. Thus, we will maintain a relatively neutral average maturity for the Fund's portfolio, while looking for opportunities to enhance shareholders' current income. We anticipate continued volatility in the bond market as investor sentiment continues to "flip-flop" with newly released economic figures. If rates rise sharply, we will look for opportunities to extend maturities. But we will reduce the Fund's average maturity if European economies show signs of growth that could boost the U.S. economy as well.

                           [LINE GRAPH APPEARS HERE]

 Growth of $10,000 Invested in Fountain Square U.S. Government Securities Fund

                                                                          DATES/VALUES
                                               -------------------------------------------------------------------
FUND / INDEX NAME                                11/20/92   07/31/93   07/31/94   07/31/95   07/31/96   01/31/97
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Inter Govt Bond                   10,000     10,710     10,809     11,745     12,356     12,868
Lipper Short Term Govt Bond                       10,000     10,532     10,525     11,239     11,780     12,224
Investment A Shares                                9,551     10,017     10,028     10,797     11,188     11,613
Investment C Shares                               10,000     10,488     10,500     11,304     11,698     12,084

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JANUARY 31, 1997

                                       Investment A*            Investment C*
                                       -------------            -------------
1 Year.................................   -2.48%    ............    1.49%
Start of Performance (11/20/92)........    3.62%    ............    4.61%

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative services fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for the Investment A Shares is 4.50%.

--------------------------------------------------------------------------------

*Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Bond Index, an unmanaged index generally representative of the performance of intermediate-term Government bonds, and the Lipper Short-Intermediate U.S. Government Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lehman Brothers Intermediate Government Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Lipper Short-Intermediate U.S. Government Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Fountain Square Municipal Bond Fund/1/

The Fund became available to investors on January 27, 1997. Total net assets as of January 31, 1997, were $99 million.

This Fund will invest in high-quality municipal securities with an average credit rating of around AA1 as rated by Moody's. The Fund's average maturity will remain at 6 to 7 years. We will attempt to add value by investing in high-quality issues when they offer attractive opportunities relative to issues in other sectors of the municipal market. The Fund is compared to the Lipper Intermediate Municipal Bond Funds Index.

/1/Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

Fountain Square Bond Fund For Income

This Fund became available to investors on January 27, 1997. It ended the period with total net assets of $135 million. It is best suited for investors who desire stable income, with total return as a secondary concern.

The Fund, which has been created from the conversion of an existing common trust fund, has a 10-year maximum maturity. We expect the average maturity of the portfolio to be about 3.5 years, which will tend to make the Fund less volatile than funds with longer average maturities. The average credit quality of the portfolio will be very high, at around AA.

The Fund will hold bonds issued by the U.S. Treasury and government agencies, as well as corporate and asset-backed securities. That combination should help to maintain a relatively high yield given the Fund's conservative average maturity.

Fountain Square Equity Income Fund

The Fund became available to investors on January 27, 1997 and ended the period with $103 million in total net assets.

The Fund's objective is to pursue high current income and capital appreciation by investing in stocks of companies whose dividends are likely to rise over time. Typically, such firms have delivered steady earnings growth in the past. The Fund's largest investments are in the following sectors: financial services (28%), utilities (23%), energy (14%) and consumer staples (13%)./1/

We will emphasize financial-services stocks because of their appealing yields and recent strong earnings and dividend growth. We intend to remain fully invested in the stock market while changing the Fund's allocations among different industries to seize opportunities that may arise. Our intention is to generate a higher amount of income for shareholders as well as capital gains.

/1/The composition of the Fund's portfolio is subject to change.

Fountain Square Quality Bond Fund

During the six months ended January 31, 1997, the Fund delivered a total return of 4.32% on Investment A shares (before deduction of sales charge). That return reflected an income distribution of $0.27 per share and an increase in the Fund's net asset value from $9.52 to $9.66. The Fund's benchmark, the Lipper Intermediate Investment Grade Debt Funds Average, posted a total return of 4.69%.

The bond market experienced considerable volatility during the period, as investors were uncertain about the strength of the economy and how the Federal Reserve would manage interest rates. For example, bond prices fell in August because investors expected the Federal Reserve to raise rates; however, the Fed remained neutral.

In that environment, unpredictable investor sentiment determined bond prices. That made the period a difficult time to invest based on fundamental factors that drive the bond market in the long term. Thus, we maintained a neutral maturity to the market for the Fund of around 8 years.

Meanwhile, however, we were able to find opportunities to pursue profits by taking advantage of attractive valuations in particular sectors of the bond market, such as mortgage-backed securities. We also brought higher-coupon securities when yields declined and went into lower coupon securities when interest rates rose. Those strategic moves improved the performance of the Fund.

The Fund held mainly high-quality issues, which helped reduce its credit risk. The portfolio's average credit rating was around AAA, and none of its holdings were rated below BBB.

Looking ahead, we expect that the bond market will continue to fluctuate with investor sentiment, based on short-term economic news. It seems likely that 1997 will be a year of slow-to-moderate economic growth and low inflation. As long as wage inflation doesn't rebound, we believe the Federal Reserve will stay on the sidelines.

Meanwhile, we will invest about one half of the Fund's portfolio in securities with average maturities that are neutral relative to our benchmark. We will use the other half of the Fund's holdings to take advantage of opportunities in various sectors of the fixed-income market, as well as other opportunities created by fluctuations in yields. That way we can react to changes in the outlook for the bond market or its various sectors.

                             [GRAPH APPEARS HERE]

        Growth of $10,000 Invested in Fountain Square Quality Bond Fund

FUND / INDEX NAME                       11/20/92     07/31/93     07/31/94     07/31/95     07/31/96     01/31/97
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond           10,000       10,893       10,903       12,711       13,412       14,075
Lipper Intermediate Investment
Grade Debt Funds Average                 10,000       10,920       10,900       11,876       12,442       13,026
Investment A Shares*                      9,551       10,199       10,072       10,967       11,390       11,883
Investment C Shares*                     10,000       10,678       10,545       11,483       11,909       12,398

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JANUARY 31, 1997

                                                      Investment A*        Investment C*
                                                      ------------         ------------
1 Year................................................   -2.56%   .........   1.05%
Start of Performance (11/20/92).......................    4.19%   .........   5.25%

--------------------------------------------------------------------------------

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative services fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for the Investment A Shares is 4.50%.

*Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the performance of the bond market as a whole, and the Lipper Intermediate Investment Grade Debt Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lehman Brothers Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Fountain Square Ohio Tax Free Bond Fund/1/

The Fund posted a total return of 2.90% on Investment A shares (before deduction of sales charge) during the six months ended January 31, 1997. That return reflected an income distribution of $0.22 per share and an increase in the Fund's net asset value from $10.01 to $10.08. The Fund's benchmark, the Lipper Ohio Intermediate Municipal Debt Funds Average, returned 3.23% for the period.

Municipal securities outperformed their taxable counterparts during the second half of 1996. The reasons: Investors' fear of a flat tax diminished after the presidential election, allowing municipals to recover ground they had lost to taxable bonds. What's more, municipal securities continued to be in short supply, which led to strong demand for Ohio municipal bonds.

The overall bond market experienced considerable volatility during the period as investors debated the Federal Reserve's intentions regarding monetary policy. Investors reacted very strongly to economic reports released during the period, causing considerable fluctuations in bond prices. But municipal securities were generally more stable than taxable issues. One reason: Municipals' reaction to economic news tends to lag behind taxable bonds' reaction. That lag time gives municipal investors stronger clues about how to react and helps to dampen volatility.

Ohio's economic conditions continued to improve. We favored high-quality general-obligation securities (GOs). GOs are backed by their issuers' taxing authority and thus tend to have very high credit quality. We also invested significant sums in non-callable municipals, which attracted heavy demand from investors during the period.

We further sought to boost the Fund's return by taking advantage of opportunities to replace odd-lot holdings of certain securities with round-lots ($1,000,000 or more), which enhanced the liquidity of the portfolio. Those opportunities arose when there was high demand in the municipal market, and investors were willing to pay a premium for odd-lot issues. We used the proceeds to purchase round-lot issues when their prices declined.

A large number of new municipal securities were issued in January, which is typical for that month. The surge in supply caused municipal bonds to trail taxable issues during the month. However, it seems likely that municipals will regain their lost ground as the supply is absorbed by the market.

It's worth noting that most of the new issues are backed by some form of insurance. But even an insured bond can suffer losses if the issuer has credit troubles. Thus, we continued to evaluate all prospective purchases with an eye toward the issuers' credit quality.

Looking ahead, we believe that the economy will grow at a slow to moderate rate, keeping inflation low. The volume of new issue supply also will begin to diminish as we move into 1997. Both factors should help the municipal bond market. We probably will continue to maintain a neutral to slightly long average maturity. At the same time, we will maintain the portfolio's high credit quality.

     Growth of $10,000 Invested in Fountain Square Ohio Tax Free Bond Fund

                           [LINE GRAPH APPEARS HERE]


                              05/27/93     07/31/93     07/31/94     07/31/95     07/31/96     01/31/97
-------------------------------------------------------------------------------------------------------
Lehman 5 Yr. Municipal Bond     10,000       10,172       10,425       11,211       11,708       12,090
Lipper Ohio Municipal Bond      10,000       10,169       10,357       11,041       11,709       12,087
Investment A Shares              9,551        9,550        9,736       10,420       10,872       11,186
Investment C Shares             10,000        9,999       10,194       10,910       11,344       11,643

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JANUARY 31, 1997

                                        Investment A*       Investment C*
                                        ------------        ------------
1 Year....................................-2.27%..................1.69%
Start of Performance (5/27/93).............3.09%..................4.21%

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative services fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for the Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers 5-Year Municipal Growth Index, an unmanaged index generally representative of the performance of the intermediate-term municipal bond market, and the Lipper Ohio Intermediate Municipal Debt Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lehman Brothers 5-Year Municipal Growth Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Ohio Intermediate Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

--------------------------------------------------------------------------------

Fountain Square Quality Growth Fund

The Fund posted a total return of 24.95% on Investment A shares (before deduction of sales charge) during the six months ended January 31, 1997. Its net asset value rose from $13.16 to $15.63. The Fund's total return compared to a 22.53% return for the Lipper Growth Funds Average, one of the Fund's benchmarks.

We continued to invest in shares of high-quality companies with visible above-average earnings growth rates. Such stocks have performed well in an environment where corporate earnings remain positive but are growing at a slower pace.

Our approach resulted in an overweighting in the technology and financial services sectors and an underweighting in transportation, utilities and basic materials. Stocks that helped boost the Fund's return during the period included Intel Corp. (7.75% of total assets as of January 31, 1997), Adaptec Inc. (1.95%) and Microsoft Corp. (2.66%) in the computer software and services sector; and Allstate Corp. (2.09%) and Mellon Bank Corp. (1.78%) in the banking industry. We also doubled our investment in the health-care and pharmaceuticals industry to 11% of the Fund's holdings. We purchased shares of quality pharmaceuticals companies such as Johnson & Johnson (2.11%), Schering-Plough Corp. (2.82%) and Pfizer Inc. (2.81%). /1/

Looking ahead, we expect to remain fully invested, maintaining a diversified portfolio dominated by shares of companies that can deliver strong earnings growth even in a slowing economy. We will continue to emphasize technology and financial services stocks and will also increase our exposure to health care.

As of January 31, 1997, the Fund's top five holdings were Intel Corp. (7.75%), Federal Home Loan Mortgage Corp. (4.31%), Oracle Corp.(4.21%), First Data Corp.(3.67%) and Bank of New York Co., Inc. (3.26%)/1/

      Growth of $10,000 Invested in Fountain Square Quality Growth Fund
                             [LINE GRAPH APPEARS HERE]

                                                   DATES/VALUES
                          -------------------------------------------------------------------------------------------------------
FUND/INDEX NAME              11/20/92     07/31/93     07/31/94     07/31/95     07/31/96     01/31/97
---------------------------------------------------------------------------------------------------------------------------------
S&P Barra Growth             10,000        9,689       10,053        13,191       15,515       19,474
Lipper Growth                10,000       10,608       11,106        13,941       15,007       18,388
Investment A Shares           9,551        9,195        9,486        11,688       13,171       16,457
Investment C Shares          10,000        9,627        9,932        12,237       13,767       17,119

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JANUARY 31, 1997

                                         Investment A*          Investment C*
                                         -------------          -------------
   1 Year....................................22.46%..................27.44%
   Start of Performance(11/20/92)............12.58%..................13.65%


Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative services fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for the Investment A Shares is 4.50%.

*Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's BARRA Growth Index, an unmanaged index generally representative of the growth stock market, and the Lipper Growth Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Standard & Poor's BARRA Growth Index does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Lipper Growth Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The composition of the Fund's portfolio is subject to change.

Fountain Square Mid Cap Fund

The Fund's net asset value climbed from $12.60 to $14.02, and it posted a total return of 21.35% on Investment A shares (before deduction of sales charge) during the six-month period that ended January 31, 1997. That compared to a 19.51% return for the Lipper MidCap Funds Average, one of the Fund's benchmarks.

The shares of the medium-sized companies the Fund holds trailed the performance of larger, blue-chip companies during the recent period. That resulted in attractive valuations in the mid-cap market overall. We found opportunities among mid-sized firms with above-average earnings growth that were neglected by institutional investors and Wall Street analysts. The Fund invested a significant stake in the financial services and technology industries, with underweightings in health care, utilities and basic materials.

We expect corporate earnings growth to be positive but moderate in the months ahead. In that environment, we will emphasize individual stock selection rather than sector weightings. Our aim will be to buy undervalued shares of companies that can deliver above-average earnings growth.

As of January 31, 1997, the Fund's top five holdings were Adaptec Inc. (7.78% of net assets), Electronics for Imaging (4.43%), MGIC Investment Corp. (4.22%), Zebra Technologies Corp. Class A (4.21%) and Omnicrom Group (3.65%).


          Growth of $10,000 Invested in Fountain Square Mid Cap Fund
                             [CHART APPEARS HERE]



                        11/20/92     07/31/93     07/31/94     07/31/95     07/31/96     01/31/97
                        -------------------------------------------------------------------------
SP Mid Cap 400            10,000       10,760       11,136       13,866       14,938       18,144
Lipper Mid Cap            10,000       10,763       11,058       14,572       15,452       18,467
Investment A Shares        9,551        9,290        9,761       12,245       12,400       15,047
Investment C Shares       10,000        9,727       10,220       12,821       12,962       15,679

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JANUARY 31, 1997


                                               Investment A*   Investment C*
                                               ------------    ------------
1 Year............................................12.73% .........17.46%
Start of Performance (11/20/92)...................10.21%..........11.29%

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one

--------------------------------------------------------------------------------

year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative services fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for the Investment A Shares is 4.50%.

*Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's MidCap 400 Index, an unmanaged index generally representative of the mid-cap sector of the U.S. stock market, and the Lipper MidCap Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Standard & Poor's MidCap 400 Index does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Lipper MidCap Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/The composition of the Fund's portfolio is subject to change.

Fountain Square Balanced Fund

The Fund's net asset value climbed from $11.75 to $13.17, and it posted a 17.84% total return on Investment A shares (before deduction of sales charge) during the six months ended January 31, 1997. That compared to a 14.97% total return for the Lipper Balanced Funds Average, the Fund's benchmark.

During periods when stocks and bonds appear to offer similar trade-offs between risk and reward, the Fund generally invests about 65% of its assets in stocks and 35% in bonds. We maintained the average weighting of 65% equities during the period benefiting from the stock market's strong performance. The Fund's returns were due to an emphasis on shares of technology and financial-services companies, two sectors that performed especially well during the year.

The Fund's equity holdings included a 70% investment in large, quality growth companies and a 30% stake in fast-growing mid-cap companies. The Fund's fixed-income holdings included a mix of Treasury, high-quality corporate and mortgage-backed bonds with average maturities of around eight years./1/

Going forward, we anticipate that the Fund will maintain a neutral mix of 65% stocks and 35% bonds. We will continue to invest in companies that offer a combination of strong earnings growth and attractive valuation levels. In the months ahead, there will be opportunities in both the large- and mid-cap sectors of the stock market. We expect to gradually increase the Fund's exposure to mid-cap stocks.

As of January 31, 1997, the Fund's top five equity holdings were Intel Corp. (4.54% of net assets), Adaptec Inc.(2.53%), Federal Home Loan Mortgage Corp. (2.48%), American Home Products (2.36%) and Oracle Corp. (1.99%)./1/

          Growth of $10,000 Invested in Fountain Square Balanced Fund
                             [GRAPH APPEARS HERE]

                                  11/20/92  07/31/93  07/31/94  07/31/95  07/31/96  01/31/97
S&P BARRA Growth Index            10,000     9,689    10,053    13,191    15,515    19,474
Lehman Brothers Aggregate Bond    10,000    10,893    10,903    12,711    13,418    14,081
Lipper Balanced Fund Average      10,000    10,854    11,140    12,811    13,919    16,003
Investment A Shares*               9,551     9,503     9,695    11,574    12,330    14,528
Investment C Shares*              10,000     9,950    10,151    12,118    12,884    15,126

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JANUARY 31, 1997


                                Investment A*                     Investment C*
                                ------------                      ------------
1 Year.............................12.04%............................16.64%
Start of Performance (11/20/92).... 9.29%............................10.35%

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative services fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for the Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's BARRA Growth Index, an unmanaged index generally representative of the growth stock market, the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole, and the Lipper Balanced Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. Neither the Standard & Poor's BARRA Growth Index nor the Lehman Brothers Aggregate Bond Index reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Lipper Balanced Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The composition of the Fund's portfolio is subject to change.

Fountain Square International Equity Fund/1/

The Fund posted a 3.79% total return on Investment A shares (before deduction of sales charge) during the six months ended January 31, 1997. That compared to a 1.01% return for the Morgan Stanley Capital International EAFE (Europe, Australia, and Far East) Index.

Foreign markets continued to trail the U.S. stock market during the recent period. Moreover, foreign currencies have been weak compared to the dollar. As a result, we continue to reduce our exposure to currency risk in the deutsche mark and the Japanese yen.

The Fund's returns were in part a reflection of strong European markets. Recently, we increased the Fund's investment in European markets from 42% to 52%. However, the Fund is still underweighted in Europe in comparison to the EAFE index.

The Fund's Asian investments recently represented 41% of the portfolio, down from 52% at the beginning of the period. We continue to maintain a neutral weighting in Japan compared to the EAFE Index. Japan has experienced faltering economic growth, but we believe that share prices there offer opportunities for investors willing to take a long-term perspective. Economic growth in other Asian markets has been strong, providing reasonable valuations there.

The portfolio's holdings within each country are broadly diversified among industries and sectors, reflecting our belief that an emphasis on the particular country rather than on individual stocks will determine the Fund's performance. We also increased the Fund's cash position from 6% to 9% of total assets to reduce its exposure to any sudden downdraft in foreign markets./2/

We will continue to emphasize countries that offer attractive valuations and good fundamentals. Given the recent underperformance of foreign markets relative to the U.S. markets, we believe this is an especially advantageous time to invest overseas--apart from the diversification benefits that such an investment offers to investors at any time.

The Fund's top five equity holdings as of January 31, 1997, were British Petroleum Co. PLC (1.33%), Ente Nazionale Indrocarburi SpA (1.06%), HSBC Holdings PLC (1.04%), Glaxo Wellcome PLC (1.03%) and Ericsson LM-B (0.99%)./2/

   Growth of $10,000 Invested in Fountain Square International Equity Fund

                             [CHART APPEARS HERE]

                                       --------------------------------------
                                       08/18/94  07/31/95  07/31/96  01/31/97
-----------------------------------------------------------------------------
Morgan Stanley Capital Intl EAFE         10,000    10,448    10,849    10,959
Investment A Shares                       9,551     9,389    10,258    10,647
Investment C Shares                      10,000     9,830    10,710    11,072


                       AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JANUARY 31,1997

                                                Investment A/*/ Investment C/*/
                                                -------------   -------------
         1 Year................................... -1.70% ......... 2.24%
         Start of Performance (8/19/94)...........  2.58% ......... 4.23%


Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative services fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for the Investment A Shares is 4.50%.

/*/Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Morgan Stanley Capital International EAFE Index, an unmanaged index generally representative of the foreign stock market. The Index does reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/International investing is subject to certain risk factors, including currency exchange-rate volatility and differences in economic, social and political conditions and in taxation and other financial standards.

/2/The composition of the Fund's portfolio is subject to change.



Fountain Square Money Market Funds

During the six-month period ended January 31,1997, the average maturity of the Fountain Square Money Market Funds generally ranged between 40 and 50 days. That represented a relatively conservative posture for the Funds. We tried to maintain a neutral position to the market and to our competitors, as there was much discussion about the possibility of the Federal Reserve raising short-term interest rates at the end of 1996. We did not think the Fed would raise rates, and we were correct. However we decided to maintain a defensive position rather than engage in the perilous business of trying to outguess the Fed.

That defensive strategy contributed to the Fund's performances and helped to protect them from risk. We added value through careful trading on the secondary market, which helped further boost performance.

--------------------------------------------------------------------------------

During the coming six months, we probably will pursue a similar strategy. The economy appears to be in a low-inflation, slow-growth period. However, economic growth has been accelerating for the past few months. Therefore, we will not make significant shifts in the Funds' average maturities until the Federal Reserve's intentions regarding interest rates become clearer to us.

Even then, of course, we will not make large bets of any kind. For example, if the Fed increases interest rates, we will shorten the Funds' average maturities by around five days. Conversely, we will increase the Funds' average maturity by around five days if the Fed decides to reduce rates.

Fountain Square Commercial Paper Fund is a no-load money market mutual fund that invests primarily in high-quality commercial paper. Commercial paper represents very short-term loans made by banks and other corporations.

Fountain Square Government Cash Reserves Fund is a no-load money market mutual fund that invests in short-term U.S. Government securities. The Fund limits its investments to U.S Government securities paying interest that generally would be exempt from state personal income tax.

Fountain Square U.S. Treasury Obligations Fund is a no-load money market fund that invests in short-term U.S. Treasury obligations and repurchase agreements fully collateralized by such Treasury securities.

Investments in the Funds are neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Funds will be able to maintain a stable NAV of $1.00 per share.

Fountain Square U.S. Government Securities Fund
Portfolio of Investments

January 31, 1997

(Unaudited)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
   Principal                          Security                                                             Market
   Amount                            Description                                                             Value
----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities --92.5%
-------------------------------------------------------------------------------------------------------
                             Mortgage Backed Securities -- 9.7%
                             --------------------------------------------------------------------------
       $3,000,000            Federal Home Loan Mortgage Corp., 6.40%, 1/22/02                             $ 2,986,640
                             --------------------------------------------------------------------------
        1,485,577            Federal Home Loan Mortgage Corp., 7.00%, 9/1/03, Gold Pool #N96911             1,495,857
                             --------------------------------------------------------------------------   -----------
                              Total Mortgage Backed Securities (Cost, $4,477,610)                           4,482,497
                             --------------------------------------------------------------------------   -----------
                             U.S. Government Agencies -- 8.7%
                             --------------------------------------------------------------------------
        1,000,000            Federal Home Loan Mortgage Corp., 6.50%, 6/8/00, (Callable 6/8/98 @ 100)       1,001,873
                             --------------------------------------------------------------------------
        1,000,000            Federal Home Loan Mortgage Corp., 6.99%, 5/24/02, (Callable 5/24/99 @ 100)     1,001,444
                             --------------------------------------------------------------------------
          500,000            Federal Home Loan Mortgage Corp., 6.70%, 10/9/02, (Callable 10/9/98 @ 100)       497,475
                             --------------------------------------------------------------------------
          500,000            Private Export Funding Co., 5.50%, 3/15/01                                       483,880
                             --------------------------------------------------------------------------
        1,000,000            Student Loan Marketing Assoc., 7.00%, 3/3/98                                   1,012,416
                             --------------------------------------------------------------------------   -----------
                              Total U.S. Government Agencies (Cost, $3,988,790)                             3,997,088
                             --------------------------------------------------------------------------   -----------
                             U.S. Treasury Bonds -- 10.6%
                             --------------------------------------------------------------------------
        3,875,000            6.75%, 5/31/99                                                                 3,937,969
                             --------------------------------------------------------------------------
          900,000            6.75%, 6/30/99                                                                   914,906
                             --------------------------------------------------------------------------   -----------
                              Total U.S. Treasury Bonds (Cost, $4,847,593)                                  4,852,875
                             --------------------------------------------------------------------------   -----------
                             U.S. Treasury Notes -- 63.5%
                             --------------------------------------------------------------------------
          500,000            7.38%, 11/15/97                                                                  506,875
                             --------------------------------------------------------------------------
        2,000,000            7.25%, 2/15/98                                                                 2,031,250
                             --------------------------------------------------------------------------
        1,500,000            7.75%, 11/30/99                                                                1,563,750
                             --------------------------------------------------------------------------
        1,500,000            6.25%, 8/31/00                                                                 1,503,280
                             --------------------------------------------------------------------------
        5,000,000            7.88%, 8/15/01                                                                 5,314,059
                             --------------------------------------------------------------------------
        5,000,000            6.38%, 9/30/01                                                                 5,020,309
                             --------------------------------------------------------------------------
        3,700,000            7.50%, 5/15/02                                                                 3,900,029
                             --------------------------------------------------------------------------
        4,500,000            5.75%, 8/15/03                                                                 4,345,313
                             --------------------------------------------------------------------------
        5,000,000            6.13%, 9/30/00                                                                 4,989,065
                             --------------------------------------------------------------------------   -----------
                              Total U.S. Treasury Notes (Cost, $28,965,689)                                29,173,930
                             --------------------------------------------------------------------------   -----------
       *Repurchase Agreements -- 5.9%
       ------------------------------------------------------------------------------------------------
        2,687,000            UBS Securities Repurchase Agreement, 5.55%, dated 1/31/97,
                              due 2/3/97 (at amortized cost)                                                2,687,000
                             --------------------------------------------------------------------------   -----------
                              Total Investments (Cost, $44,966,682)**                                     $45,193,390
                             --------------------------------------------------------------------------   ===========

 *The repurchase agreement is fully collateralized by U.S. Government and/or
  Agency obligations based on market prices at the date of the portfolio.

**The cost of investments for federal tax purposes amounts to $44,966,682. The
  Net unrealized appreciation of investments on federal tax basis amounts to $226,708, which is composed of $465,558 appreciation and $238,850 depreciation at January 31,1997.

Note: The category of investments are shown as a percentage of net assets ($45,973,603) at January 31, 1997.

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Municipal Bond Fund
Portfolio of Investments
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

 Principal                                Security                                              Market
 Amount                                  Description                                             Value
---------------------------------------------------------------------------------------------------------
Municipal Bonds -- 95.3%
-----------------------------------------------------------------------------------------

             Alabama -- 3.0%
             ----------------------------------------------------------------------------
$ 2,000,000  Dothan GO, 5.25%, 9/1/10 (Callable 9/1/05 @ 102)                                $  1,982,680
             ----------------------------------------------------------------------------
  1,000,000  Shelby County Board of Education, Revenue, 5.50%, 2/1/08 (Callable
             2/1/05 @ 102)                                                                      1,028,660
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        3,011,340
             ----------------------------------------------------------------------------    ------------

             Arizona -- 3.0%
             ----------------------------------------------------------------------------
  1,000,000  Phoenix GO, 5.80%, 7/1/07 (Callable 7/1/05 @ 102)                                  1,068,820
             ----------------------------------------------------------------------------
  1,000,000  Salt River Project Agriculture, Revenue, 4.50%, 1/1/04                               981,330
             ----------------------------------------------------------------------------
  1,000,000  State Transportation Board Excise, Revenue, 7.20%, 7/1/97                          1,014,980
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        3,065,130
             ----------------------------------------------------------------------------    ------------

             Connecticut -- 2.0%
             ----------------------------------------------------------------------------
  2,000,000  State GO, 5.70%, 3/15/10 (Callable 3/15/03 @ 102)                                  2,052,900
             ----------------------------------------------------------------------------    ------------

             Delaware -- 2.1%
             ----------------------------------------------------------------------------
  1,000,000  State GO, 5.80%, 8/15/99                                                           1,042,050
             ----------------------------------------------------------------------------
  1,000,000  Transportation Authority, Revenue, 5.70%, 7/1/06 (Callable 7/1/02 @ 102)           1,047,300
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        2,089,350
             ----------------------------------------------------------------------------    ------------

             Florida -- 7.8%
             ----------------------------------------------------------------------------
  1,625,000  Broward County Water & Sewer, Revenue, 7.00%, 10/1/98                              1,693,477
             ----------------------------------------------------------------------------
  1,000,000  Jacksonville Excise Taxes, Revenue, 5.25%, 10/1/08 (Callable 10/1/03 @ 101)        1,006,850
             ----------------------------------------------------------------------------
  1,000,000  School District Boards Association Inc, Revenue, 6.70%, 7/1/97                     1,012,130
             ----------------------------------------------------------------------------
  1,000,000  State Board of Education Cap Outlay, GO, 6.25%, 6/1/99                             1,048,900
             ----------------------------------------------------------------------------
  1,000,000  State GO, 6.20%, 7/1/99 (Callable 7/1/97 @ 101)                                    1,021,510
             ----------------------------------------------------------------------------
  1,000,000  State Turnpike Authority, Revenue, 7.45%, 7/1/00 (Callable 7/1/99 @ 102)           1,088,650
             ----------------------------------------------------------------------------
  1,000,000  Volusia County School District, GO, 5.88%, 8/1/00                                  1,051,340
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        7,922,857
             ----------------------------------------------------------------------------    ------------

             Hawaii -- 2.1%
             ----------------------------------------------------------------------------
  1,000,000  Honolulu City & County, GO, 5.80%, 3/1/01                                          1,049,480
             ----------------------------------------------------------------------------
  1,000,000  State GO, 6.90%, 12/1/00                                                           1,046,710
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        2,096,190
             ----------------------------------------------------------------------------    ------------

             Illinois -- 10.1%
             ----------------------------------------------------------------------------
  1,000,000  Chicago GO, 5.40%, 1/1/09 (Callable 1/1/04 @ 102)                                  1,005,150
             ----------------------------------------------------------------------------
  1,000,000  Chicago Park GO, District, 6.10%, 11/15/05                                         1,080,330
             ----------------------------------------------------------------------------
  1,000,000  Chicago Park GO, 5.20%, 1/1/09 (Callable 1/1/06 @ 102)                               990,680
             ----------------------------------------------------------------------------

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------




 Principal                                Security                                              Market
 Amount                                  Description                                             Value
---------------------------------------------------------------------------------------------------------
Municipal Bonds--Continued
-----------------------------------------------------------------------------------------
             Illinois -- Continued
             ----------------------------------------------------------------------------
$ 1,000,000  Chicago, Metro Water, GO, 7.25%, 1/1/03                                          $ 1,057,810
             ----------------------------------------------------------------------------
  2,000,000  Chicago, O'Hara International Airport, Revenue, 5.63%, 1/1/15
             (Callable 1/1/06 @ 102)                                                            1,983,180
             ----------------------------------------------------------------------------
  2,000,000  Du Page County, Revenue, 5.60%, 1/1/21                                             2,007,780
             ----------------------------------------------------------------------------
  1,000,000  Evanston GO, 4.80%, 12/1/02                                                        1,011,090
             ----------------------------------------------------------------------------
  1,000,000  State GO, 5.50%, 8/1/03                                                            1,040,390
             ----------------------------------------------------------------------------    ------------
                   Total                                                                       10,176,410
             ----------------------------------------------------------------------------    ------------

             Indiana -- 5.8%
             ----------------------------------------------------------------------------
  1,450,000  Bank Board, Revenue, 5.80%, 2/1/08 (Callable 2/1/05 @ 101)                         1,514,800
             ----------------------------------------------------------------------------
  1,450,000  Merrillville, Multi School, Revenue, 5.63%, 1/15/19 (Callable 1/15/07 @ 102)       1,411,648
             ----------------------------------------------------------------------------
  1,000,000  Municipal Power Agency Supply, Revenue, 5.38%, 1/1/03                              1,035,520
             ----------------------------------------------------------------------------
  1,875,000  Munster, School Building Corporation, Revenue, 5.70%, 7/15/10
             (Callable 1/15/05 @ 101)                                                           1,922,213
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        5,884,181
             ----------------------------------------------------------------------------    ------------

             Kansas -- 1.3%
             ----------------------------------------------------------------------------
  1,250,000  Douglas County, Union School District, GO, 6.00%, 9/1/09                           1,312,175
             ----------------------------------------------------------------------------    ------------

             Kentucky -- 2.0%
             ----------------------------------------------------------------------------
  1,000,000  State Property & Buildings Commission, Revenue, 4.70%, 9/1/04
             (Callable 9/1/03 @ 102)                                                              995,170
             ----------------------------------------------------------------------------
  1,000,000  State Property & Buildings Commission, Revenue, 5.30%, 11/1/07
             (Callable 11/1/05 @ 102)                                                           1,023,800
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        2,018,970
             ----------------------------------------------------------------------------    ------------

             Maryland -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  University System, Revenue, 4.35%, 10/1/03                                           983,700
             ----------------------------------------------------------------------------    ------------

             Massachusetts -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  State GO, 5.25%, 8/1/06 (Callable 8/1/05 @ 101)                                    1,024,800
             ----------------------------------------------------------------------------    ------------

             Michigan -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  Chelsea School District, GO, 5.70%, 5/1/10 (Callable 5/1/05 @ 101)                 1,028,560
             ----------------------------------------------------------------------------    ------------

             Minnesota -- 4.0%
             ----------------------------------------------------------------------------
  2,000,000  Hennepin County, Revenue, 5.75%, 10/1/10 (Callable 10/1/02 @ 102)                  2,057,200
             ----------------------------------------------------------------------------
  2,000,000  Western Municipal Power Agency, Revenue, 5.50%, 1/1/12
             (Callable 1/1/06 @ 102)                                                            2,009,680
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        4,066,880
             ----------------------------------------------------------------------------    ------------

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------

 Principal                                Security                                              Market
 Amount                                  Description                                             Value
---------------------------------------------------------------------------------------------------------
Municipal Bonds--Continued
-----------------------------------------------------------------------------------------

             Nebraska -- 0.8%
             ----------------------------------------------------------------------------
$   700,000  Lincoln Water Revenue, Revenue, 6.85%, 11/1/03                                  $    762,699
             ----------------------------------------------------------------------------    ------------

             New Hampshire -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  State GO, 5.00%, 9/1/12 (Callable 9/1/06 @ 101)                                      963,270
             ----------------------------------------------------------------------------    ------------

             New Jersey -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  State Turnpike Authority Turnpike, Revenue, 5.90%, 1/1/04
             (Callable 1/1/02 @ 102)                                                            1,051,440
             ----------------------------------------------------------------------------    ------------

             Nevada -- 6.0%
             ----------------------------------------------------------------------------
  1,285,000  Carson City, School District, GO, 5.00%, 4/1/06 (Callable 4/1/04 @ 101)            1,284,910
             ----------------------------------------------------------------------------
  1,000,000  Clark County, School District, GO, 5.60%, 6/15/08 (Callable 6/15/05 @ 101)         1,030,060
             ----------------------------------------------------------------------------
  1,000,000  Douglas County, School District, GO, 5.90%, 6/1/08 (Callable 6/1/02 @ 101)         1,042,990
             ----------------------------------------------------------------------------
  1,675,000  State GO, 5.40%, 11/1/10 (Callable 11/1/05 @ 101)                                  1,685,452
             ----------------------------------------------------------------------------
  1,000,000  Washoe County, School District, GO, 7.70%, 8/1/04, MBIA                            1,040,500
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        6,083,912
             ----------------------------------------------------------------------------    ------------

             New York -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  Monroe County GO, 5.13%, 3/1/11 (Callable 3/1/07 @ 101)                              981,770
             ----------------------------------------------------------------------------    ------------

             Ohio -- 6.1%
             ----------------------------------------------------------------------------
  1,000,000  Columbus Sewer Improvement No 26-E-U, GO, 6.50%, 9/15/01                           1,088,650
             ----------------------------------------------------------------------------
  1,000,000  Columbus GO, 6.88%, 9/15/05 (Callable 9/15/01 @ 100)                               1,096,770
             ----------------------------------------------------------------------------
  1,000,000  State Building Authority Correctional, Authority, Revenue, 7.15%, 3/1/99           1,059,770
             ----------------------------------------------------------------------------
  1,000,000  State Building Authority, Revenue, 6.38%, 6/1/07 (Callable 6/1/01 @ 102)           1,075,940
             ----------------------------------------------------------------------------
  1,000,000  State Public Facilities Comm, Revenue, 6.50%, 6/1/01 (Callable 6/1/99 @ 102)       1,062,700
             ----------------------------------------------------------------------------
    750,000  University of Cincinnati, Series R9, Revenue, 5.60%, 6/1/07
             (Callable 6/1/03 @ 100)                                                              772,065
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        6,155,895
             ----------------------------------------------------------------------------    ------------

             Oklahoma -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  Woodward, Municipal Authority Sales, Revenue, 5.85%, 11/1/12
             (Callable 11/1/03 @ 101.5)                                                         1,030,920
             ----------------------------------------------------------------------------    ------------

             Pennsylvania -- 1.0%
             ----------------------------------------------------------------------------
  1,000,000  State University, Revenue, 6.25%, 3/1/11 (Callable 3/1/02 @ 102)                   1,057,740
             ----------------------------------------------------------------------------    ------------

             Tennessee -- 2.2%
             ----------------------------------------------------------------------------
  1,000,000  Memphis GO, 5.40%, 8/1/09 (Callable 8/1/02 @ 101)                                  1,016,040
             ----------------------------------------------------------------------------
  1,180,000  Oak Ridge GO, 5.55%, 7/1/10 (Callable 7/1/02 @ 102)                                1,198,125
             ----------------------------------------------------------------------------    ------------
                   Total                                                                        2,214,165
                                                                                             ------------

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------

   Principal                          Security                                                 Market
    Amount                           Description                                                Value
---------------------------------------------------------------------------------------------------------
Municipal Bonds--Continued
-----------------------------------------------------------------------------------------

             Texas -- 7.0%
             ----------------------------------------------------------------------------
 $1,000,000  Fort Worth, Water & Sewer, Revenue, 4.60%, 2/15/05
             (Callable 2/15/03 @ 100)                                                        $  980,110
             ----------------------------------------------------------------------------
  1,000,000  Mesquite GO, 5.45%, 2/15/10 (Callable 2/15/05 @ 100)                             1,006,180
             ----------------------------------------------------------------------------
  1,000,000  San Antonia, Impt, GO, 5.20%, 8/1/10 (Callable 8/1/06 @ 100)                       991,770
             ----------------------------------------------------------------------------
  1,000,000  *State GO, 7.60%, 12/1/97 (Callable 7/1/10 @ 101.5)                              1,027,940
             ----------------------------------------------------------------------------
  1,000,000  *State GO, 7.00%, 10/1/03                                                        1,072,740
             ----------------------------------------------------------------------------
  1,000,000  *State GO, 4.80%, 8/1/06 (Callable 8/1/04 @ 100)                                   993,980
             ----------------------------------------------------------------------------
  1,000,000  Water Development Board, Revenue, 5.50%, 7/15/00                                 1,036,830
             ----------------------------------------------------------------------------    ----------
                   Total                                                                      7,109,550
             ----------------------------------------------------------------------------    ----------

             Utah -- 2.6%
             ----------------------------------------------------------------------------
  1,000,000  Iron County, School District, GO, 5.90%, 1/15/05                                 1,069,960
             ----------------------------------------------------------------------------
  1,530,000  St George, Water Revenue, Revenue, 5.60%, 6/1/10 (Callable 6/1/05 @ 101)         1,554,832
             ----------------------------------------------------------------------------    ----------
                   Total                                                                      2,624,792
             ----------------------------------------------------------------------------    ----------

             Virginia -- 4.1%
             ----------------------------------------------------------------------------
  1,000,000  Beach GO, 5.70%, 11/1/07 (Callable 11/1/04 @ 102)                                1,057,050
             ----------------------------------------------------------------------------
  1,000,000  Norfolk GO, 4.80%, 6/1/03                                                        1,011,370
             ----------------------------------------------------------------------------
  1,000,000  State Public Building Authority, Revenue, 5.70%, 8/1/00                          1,044,050
             ----------------------------------------------------------------------------
  1,000,000  University, Revenue, 5.00%, 6/1/03                                               1,023,910
             -----------------------------------------------------------------------------   ----------
                   Total                                                                      4,136,380
             -----------------------------------------------------------------------------   ----------

             Washington -- 8.3%
             ----------------------------------------------------------------------------
  1,000,000  King County, School District No. 411, GO, 4.70%, 12/1/05
             (Callable 12/1/03 @ 101)                                                           985,450
             ----------------------------------------------------------------------------
  2,000,000  King County, School District No. 411, GO, 6.50%, 12/1/09                         2,194,480
             ----------------------------------------------------------------------------
  1,000,000  Spokane, Regional Solid Waste, Revenue, 5.50%, 12/1/10
             (Callable 12/1/05 @ 102)                                                         1,012,130
             ----------------------------------------------------------------------------
  2,000,000  State Public Power Supply System, Revenue, 5.60%, 7/1/07                         2,031,440
             ----------------------------------------------------------------------------
  1,000,000  State Public Power Supply System, Revenue, 7.50%, 7/1/03
             (Callable 1/1/01 @ 102)                                                          1,110,780
             ----------------------------------------------------------------------------
  1,000,000  Subern San District Maryland Water, GO, 5.00%, 6/1/02                            1,023,410
             -----------------------------------------------------------------------------   ----------
                   Total                                                                      8,357,690
             ----------------------------------------------------------------------------    ----------

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------


   Principal                           Security                                               Market
    Amount                           Description                                               Value
---------------------------------------------------------------------------------------------------------
Municipal Bonds--Continued
-----------------------------------------------------------------------------------------
             Wisconsin -- 7.0%
             ----------------------------------------------------------------------------
 $1,450,000  Appleton, Area School District, GO, 4.70%, 4/1/06                               $ 1,424,712
             ----------------------------------------------------------------------------
  1,000,000  Milwaukee County GO, 6.00%, 12/1/99                                               1,033,810
             ----------------------------------------------------------------------------
  1,000,000  Milwaukee GO, 5.30%, 6/15/07                                                      1,032,930
             ----------------------------------------------------------------------------
  1,500,000  State GO, Refunding, Series 3, 4.88%, 11/1/05                                     1,509,990
             ----------------------------------------------------------------------------
  2,000,000  State GO, Series E, 6.80%, 5/1/98                                                 2,072,720
             ----------------------------------------------------------------------------    -----------
                   Total                                                                       7,074,162
             ----------------------------------------------------------------------------    -----------

               Total Municipal Bonds (Cost, $94,413,291)                                      96,337,828
             ----------------------------------------------------------------------------    -----------
 Cash Equivalents -- 3.4%
             ----------------------------------------------------------------------------

             Stifs/Money Markets -- 3.4%
             ----------------------------------------------------------------------------
  3,453,067  Midwest Ohio Money Fund                                                           3,453,067
             ----------------------------------------------------------------------------    -----------

               Total Investments (Cost, $97,866,358)*                                        $99,790,895
             ----------------------------------------------------------------------------    ===========

*The cost of investments for federal tax purposes amounts to $97,866,358. The Net unrealized appreciation of investments on federal tax basis amounts to $1,924,537 which is composed of $2,159,799 appreciation and $235,262 depreciation at January 31,1997.

Note: The category of investments are shown as a percentage of net assets
      ($101,083,377) at January 31, 1997.

The following abreviations are used in this portfolio:

GO -- General Obligation

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Bond Fund For Income
Portfolio of Investments
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

   Principal                   Security                                   Market
    Amount                    Description                                 Value
--------------------------------------------------------------------------------
Asset Backed Securities -- 7.3%
---------------------------------------------------------------------
             Financial  -- 7.3%
             --------------------------------------------------------

$3,000,000   Contimortgage Home Equity Loan Trust, 7.33%, 3/15/27     $ 2,979,844
             --------------------------------------------------------
 5,000,000   Olympic Automobile Receivable Trust, 6.70%, 3/15/02        5,056,400
             --------------------------------------------------------
 2,000,000   Standard Credit Card Master Trust I, 7.25%, 4/7/08         2,045,380
             --------------------------------------------------------  ----------
             Total Asset Backed Securitites (Cost, $9,964,479)         10,081,624
             --------------------------------------------------------  ----------
Corporate Bonds -- 34.9%
---------------------------------------------------------------------

             Banking--0.8%
             --------------------------------------------------------
 1,000,000   Deutsche Bank Financial Medium Term Note, 9.28%, 5/31/99   1,063,883
             --------------------------------------------------------  ----------

             Chemicals -- 3.6%
             --------------------------------------------------------
 5,000,000   Engelhard Corp., 7.00%, 8/1/01                             5,065,179
             --------------------------------------------------------  ----------

             Financial -- 16.5%
             --------------------------------------------------------
 5,000,000   American General Finance Corp., 7.25%, 4/15/00             5,116,064
             --------------------------------------------------------
 5,000,000   Bear Stearns, Inc., 7.25%, 10/15/06                        5,006,094
             --------------------------------------------------------
 5,000,000   CIT Group Holdings, 6.25%, 3/28/01                         4,953,055
             --------------------------------------------------------
 5,000,000   Paine Webber Group, 6.68%, 2/10/04                         4,826,990
             --------------------------------------------------------
 2,500,000   RBSG Cap Corp., 10.13%, 3/1/04                             2,904,002
             --------------------------------------------------------  ----------
              Total                                                    22,806,205
             --------------------------------------------------------  ----------

             Industrial -- 9.7%
             --------------------------------------------------------
 5,000,000   Browning Ferris Industrial, 6.10%, 1/15/03                 4,820,425
             --------------------------------------------------------
 3,000,000   International Business Machines Corp., 6.38%, 6/15/00      2,997,312
             --------------------------------------------------------
 5,000,000   Pitney Bowes Corp., 8.63%, 2/15/08                         5,592,474
             --------------------------------------------------------  ----------
              Total                                                    13,410,211
             --------------------------------------------------------  ----------

             Manufacturing -- 2.8%
             --------------------------------------------------------
 4,000,000   Archers-Danial-Midland Co., 6.25%, 5/15/03                 3,890,424
             --------------------------------------------------------  ----------
             Telecommunications -- 0.8%
             --------------------------------------------------------
 1,000,000   British Telecommunications, Inc., 9.38%, 2/15/99           1,057,455
             --------------------------------------------------------  ----------

             Utilities -- 0.7%
             --------------------------------------------------------
 1,000,000   Southern New England, 8.00%, 11/20/01                      1,051,340
             --------------------------------------------------------  ----------
              Total Corporate Bonds (Cost, $48,662,503)                48,344,697
             --------------------------------------------------------  ----------

Fountain Square Bond Fund For Income
--------------------------------------------------------------------------------

   Principal                   Security                                   Market
    Amount                    Description                                 Value
--------------------------------------------------------------------------------
U.S. Government Agencies -- 12.6%
-------------------------------------------------------------------
$ 5,000,000  Federal Home Loan Bank, 7.87%, 12/15/97                $  5,089,645
             ------------------------------------------------------
  3,250,000  Federal Home Loan Bank, 7.31%, 6/16/04                    3,371,328
             ------------------------------------------------------
        181  Federal Home Loan Mortgage Corp., 7.50%, 2/1/02                 183
             ------------------------------------------------------
  2,000,000  Federal Home Loan Mortgage Corp., 7.54%, 5/31/10,
             (Callable 5/31/00 @ 100)                                  1,990,350
             ------------------------------------------------------
        375  Government National Mortgage Assoc., 8.00%,12/15/06             383
             ------------------------------------------------------
        478  Government National Mortgage Assoc., 8.00%,10/15/07             488
             ------------------------------------------------------
  7,000,000  Student Loan Marketing Assoc., 6.53%, 4/28/99,
             (Callable 4/28/97 @ 100)                                  7,010,199
             ------------------------------------------------------   ----------
             Total U.S. Government Agencies (Cost, $17,241,935)       17,462,576
             ------------------------------------------------------   ----------

  U.S. Treasury Notes -- 37.2%
-------------------------------------------------------------------
  1,000,000  8.63%, 8/15/97                                            1,016,562
             ------------------------------------------------------
  2,500,000  9.00%, 5/15/98                                            2,599,217
             ------------------------------------------------------
  2,580,000  9.25%, 8/15/98                                            2,706,580
             ------------------------------------------------------
  1,750,000  7.13%, 10/15/98                                           1,785,000
             ------------------------------------------------------
 13,000,000  6.50%, 4/30/99                                           13,146,250
             ------------------------------------------------------
  2,000,000  8.00%, 8/15/99                                            2,090,624
             ------------------------------------------------------
  2,000,000  8.50%, 2/15/00                                            2,131,250
             ------------------------------------------------------
  4,000,000  7.75%, 2/15/01                                            4,213,747
             ------------------------------------------------------
  7,250,000  7.50%, 11/15/01                                           7,610,230
             ------------------------------------------------------
  7,000,000  6.13%, 12/31/01                                           6,960,625
             ------------------------------------------------------
  7,000,000  7.25%, 8/15/04                                            7,334,691
             ------------------------------------------------------   ----------
              Total U.S. Treasury Notes (Cost, $50,322,570)           51,594,776
             ------------------------------------------------------   ----------

*Repurchase Agreements -- 5.8%
-------------------------------------------------------------------
  7,995,000  UBS Securities Repurchase Agreement, 5.55%,
              dated 1/31/97, due 2/3/97 (at amortized cost)            7,995,000
             ------------------------------------------------------    ---------
             Total Repurchase Agreements (Cost, $7,995,000)            7,995,000
             ------------------------------------------------------    ---------
             Total Investments (Cost, $134,186,488)**               $135,478,673
             ------------------------------------------------------  ===========

 *The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

**The cost of investments for federal tax purposes amounts to $138,682,354. The net unrealized appreciation of investments on federal tax basis amounts to $1,292,185, which is composed of $2,007,361 appreciation and $715,176 depreciation at January 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($138,682,354) at January 31, 1997.

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Equity Income Fund
Portfolio of Investments
January 31, 1997
(Unaudited)

---------------------------------------------------------------------
                            Security                         Market
 Shares                    Description                       Value
---------------------------------------------------------------------
Common Stock -- 96.0%
--------------------------------------------------------
           Banking -- 12.9%
           ---------------------------------------------
   80,000  Bank of New York Co., Inc.                    $  2,930,000
           ---------------------------------------------
   50,000  Firstar Corp.                                    2,918,750
           ---------------------------------------------
   70,000  Mellon Bank Corp.                                5,223,750
           ---------------------------------------------
   50,000  Norwest Bank                                     2,381,250
           ---------------------------------------------  -----------
            Total                                          13,453,750
           ---------------------------------------------  -----------

           Chemicals -- 4.4%
           ---------------------------------------------
  250,000  RPM, Inc.                                        4,656,250
           ---------------------------------------------  -----------

           Electrical Equipment -- 4.9%
           ---------------------------------------------
   22,000  Emerson Electric Co.                             2,172,500
           ---------------------------------------------
   27,300  General Electric Co.                             2,811,900
           ---------------------------------------------  -----------
            Total                                           4,984,400
           ---------------------------------------------  -----------

           Financial Services -- 10.7%
           ---------------------------------------------
   85,000  Edwards (A.G.), Inc.                             2,879,375
           ---------------------------------------------
  120,000  Federal National Mortage Assoc.                  4,740,000
           ---------------------------------------------
  130,000  United Asset Management Corp.                    3,607,500
           ---------------------------------------------  -----------
            Total                                          11,226,875
           ---------------------------------------------  -----------

           Food -- 3.2%
           ---------------------------------------------
   82,000  Heinz (H.J.) Co.                                 3,300,500
           ---------------------------------------------  -----------

           Insurance -- 3.2%
           ---------------------------------------------
   85,000  American General Corp.                           3,389,375
           ---------------------------------------------  -----------

           Manufacturing -- 2.5%
           ---------------------------------------------
  110,000  Federal Signal Corp.                             2,571,250
           ---------------------------------------------  -----------

           Office Equipment & Supplies -- 2.8%
           ---------------------------------------------
   50,000  Pitney Bowes, Inc.                               2,881,250
           ---------------------------------------------  -----------

           Oil & Gas -- 13.3%
           ---------------------------------------------
   30,000  Amoco Corp.                                      2,610,000
           ---------------------------------------------
   65,000  Chevron Corp.                                    4,314,375
           ---------------------------------------------
   30,000  Exxon Corp.                                      3,108,750
           ---------------------------------------------
   30,000  Mobil Corp.                                      3,937,500
           ---------------------------------------------  -----------
            Total                                          13,970,625
           ---------------------------------------------  -----------

Fountain Square Equity Income Fund
---------------------------------------------------------------------------

                            Security                             Market
 Shares                    Description                           Value
---------------------------------------------------------------------------
Common Stock--Continued
--------------------------------------------------------------
           Pharmaceuticals -- 9.4%
           ---------------------------------------------------
   85,000  American Home Products                              $  5,386,875
           ---------------------------------------------------
   20,000  Merck & Co., Inc.                                      1,815,000
           ---------------------------------------------------
   12,000  Pfizer, Inc.                                           1,114,500
           ---------------------------------------------------
   20,000  Schering-Plough Corp.                                  1,512,500
           ---------------------------------------------------  -----------
            Total                                                 9,828,875
           ---------------------------------------------------  -----------

           Retailing -- 2.7%
           ---------------------------------------------------
   60,000  J.C. Penney Co., Inc.                                  2,842,500
           ---------------------------------------------------  -----------

           Telecommunications -- 10.1%
           ---------------------------------------------------
  135,000  Alltel Corp.                                           4,336,875
           ---------------------------------------------------
   70,000  Ameritech Corp.                                        4,182,500
           ---------------------------------------------------
   45,000  GTE Corp.                                              2,115,000
           ---------------------------------------------------  -----------
            Total                                                10,634,375
           ---------------------------------------------------  -----------

           Transportation -- 3.7%
           ---------------------------------------------------
   80,000  GATX Corp.                                             3,910,000
           ---------------------------------------------------  -----------
           Utilities\Electric -- 7.3%
           ---------------------------------------------------
   90,000  Cinergy Corp.                                          3,105,000
           ---------------------------------------------------
  110,000  KU Energy Corp.                                        3,300,000
           ---------------------------------------------------
   45,000  Ipalco Enterprises, Inc.                               1,248,750
           ---------------------------------------------------  -----------
            Total                                                 7,653,750
           ---------------------------------------------------  -----------
           Utilities\Natural Gas -5.0%
           ---------------------------------------------------
   42,000  Consolidated Natural Gas Co.                           2,336,250
           ---------------------------------------------------
  140,000  AGL Resources, Inc.                                    2,922,500
           ---------------------------------------------------  -----------
            Total                                                 5,258,750
           ---------------------------------------------------  -----------
            Total Common Stock (Cost, $71,840,387)              100,562,525
           ---------------------------------------------------  -----------

Convertible Bonds -- 1.4%
--------------------------------------------------------------
           Financial -- 1.4%
           ---------------------------------------------------
1,000,000  Cincinnati Financial Corp., 5.50%, 5/1/02              1,421,250
           --------------------------------------------------- ------------
            Total Convertible Bonds (Cost, $1,145,268)            1,421,250
           --------------------------------------------------- ------------

*Repurchase Agreements -- 1.1%
--------------------------------------------------------------
1,192,000  UBS Securities Repurchase Agreement 5.50%,
           dated 1/31/97, due 2/3/97 (at amortized cost)          1,192,000
           ---------------------------------------------------
            Total Repurchase Agreements (Cost, $1,192,000)        1,192,000
           ---------------------------------------------------  -----------
            Total Investments (Cost, $74,177,655)**            $103,175,775
           ---------------------------------------------------  ===========

 *The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

**The cost of investments for federal tax purposes amounts to $74,177,655. The net unrealized appreciation of investments on federal tax basis amounts to $28,998,120, which is composed of $29,328,130 appreciation and $330,010 depreciation at January 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($104,783,110) at January 31, 1997.

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Quality Bond Fund
Portfolio of Investments
January 31, 1997

(Unaudited)
---------------------------------------------------------------------------------------------------------------------

 Principal                      Security                                                                    Market
  Amount                       Description                                                                  Value
---------------------------------------------------------------------------------------------------------------------
Asset Backed Securities -- 10.7%
-------------------------------------------------------------------------------
             Financial -- 6.6%
             ------------------------------------------------------------------
$ 3,750,000  Cityscape, 7.15%, 8/25/11, Series 1996-3                                                     $ 3,758,857
             ------------------------------------------------------------------
  2,000,000  Olympic Automobile Receivable Trust, 6.70%, 3/15/02,
             Series 1996B A-4, CMO                                                                          2,022,560
             ------------------------------------------------------------------                           -----------
               Total                                                                                        5,781,417
             ------------------------------------------------------------------                           -----------

             Private Label CMOs -- 4.1%
             ------------------------------------------------------------------
  3,500,000  Greentree Financial, 7.70%, 9/15/27, Series 1996-D A4, REMIC                                   3,603,040
             ------------------------------------------------------------------                           -----------
               Total Asset Backed Securities (Cost, $9,240,251)                                             9,384,457
             ------------------------------------------------------------------                           -----------

Corporate Bonds -- 11.8%
-------------------------------------------------------------------------------
             Banking -- 2.9%
             ------------------------------------------------------------------
  2,500,000  NationsBank, 7.00%, 9/15/01                                                                    2,535,008
             ------------------------------------------------------------------                           -----------

             Financial -- 5.5%
             ------------------------------------------------------------------
  4,000,000  Bear Stearns, 5.75%, 2/15/01                                                                   3,864,308
             ------------------------------------------------------------------
  1,000,000  Ford Motor Credit Corp., Floating Rate Note, 11/9/98
             (5.81%, 2/10/97)(a)                                                                            1,001,428
             ------------------------------------------------------------------                           -----------
               Total                                                                                        4,865,736
             ------------------------------------------------------------------                           -----------

             Industrial -- 1.6%
             ------------------------------------------------------------------
  1,500,000  IBP, Inc.,Debenture, 6.13%, 2/1/06                                                             1,408,273
             ------------------------------------------------------------------                           -----------

             Transportation -- 1.8%
             ------------------------------------------------------------------
  1,600,000  American President, 7.13%, 11/15/03                                                            1,563,219
             ------------------------------------------------------------------                           -----------
               Total Corporate Bonds (Cost, $10,441,087)                                                   10,372,236
             ------------------------------------------------------------------                           -----------
Mortgage Backed Securities -- 14.8%
-------------------------------------------------------------------------------

             U.S. Government Agencies -- 14.8%
             ------------------------------------------------------------------
      8,572  Federal Home Loan Mortgage Corp., 9.50%, 10/1/02 Pool #38-0009, CMO                                9,001
             ------------------------------------------------------------------
     17,257  Federal Home Loan Mortgage Corp., 8.00%, 8/1/08 Pool #27-2525, CMO                                17,779
             ------------------------------------------------------------------
  2,698,287  Federal Home Loan Mortgage Corp., 6.50%, 11/1/10, Gold Pool #E20204                            2,660,511
             ------------------------------------------------------------------
  4,500,000  Federal Home Loan Mortgage Corp., 6.35%, 11/15/19 Pool #1546E, REMIC                           4,429,350
             ------------------------------------------------------------------
  1,356,417  Federal Home Loan Mortgage Corp., 6.05%, 9/15/20 Pool #1818A                                   1,313,771
             ------------------------------------------------------------------
  2,909,889  Federal National Mortgage Assoc., 6.00%, 4/1/11 DWARF 15 Year Bond,
             Pool #344185                                                                                   2,799,750
             ------------------------------------------------------------------
  1,750,000  Government National Mortgage Assoc., Series 1996-6 Y3, 6.50%, 5/16/12                          1,754,410
             ------------------------------------------------------------------                           -----------
               Total Mortgage Backed Securities (Cost, $13,083,859)                                        12,984,572
             ------------------------------------------------------------------                           ===========

Fountain Square Quality Bond Fund
----------------------------------------------------------------------------------------------------------------
   Principal                              Security                                                Market
   Amount                                Description                                               Value
----------------------------------------------------------------------------------------------------------------
U.S. Government Securities -- 55.6%
---------------------------------------------------------------------------------------------
                   U.S. Government Agencies -- 12.3%
                   --------------------------------------------------------------------------
$5,000,000         Federal Home Loan Bank., 6.88%, 7/2/01, (Callable 7/2/99 @ 100)              $ 5,083,550
                   --------------------------------------------------------------------------
   750,000         Federal Home Loan Bank, 7.64%, 5/8/02, (Callable 5/8/98 @ 100)                   769,690
                   --------------------------------------------------------------------------
   500,000         Federal Home Loan Mortgage Corp., 6.16%, 3/29/00, (Callable 3/29/97 @ 100)       496,324
                   --------------------------------------------------------------------------
 1,500,000         Federal Home Loan Mortgage Corp., 7.81%, 4/13/09, (Callable 4/13/99 @ 100)     1,516,195
                   --------------------------------------------------------------------------
   450,000         Federal National Mortgage Assoc., 7.55%, 6/10/04                                 456,256
                   --------------------------------------------------------------------------
   500,000         Private Export Funding Co., 5.50%, 3/15/01                                       483,880
                   --------------------------------------------------------------------------
 2,000,000         Student Loan Marketing Assoc., 6.53%, 4/28/99, (Callable 4/28/97 @100)         2,002,914
                   --------------------------------------------------------------------------   -----------
                     Total U.S. Government Agencies (Cost, $10,692,345)                          10,808,809
                   --------------------------------------------------------------------------   -----------

                   U.S. Treasury Bonds -- 10.3%
                   --------------------------------------------------------------------------
 2,000,000         7.63%, 11/15/22                                                                2,173,124
                   --------------------------------------------------------------------------
 4,000,000         6.00%, 2/15/26                                                                 3,578,747
                   --------------------------------------------------------------------------
 3,250,000         6.75%, 6/30/99                                                                 3,303,826
                   --------------------------------------------------------------------------   -----------
                     Total U.S. Treasury Bonds (Cost, $9,216,550)                                 9,055,697
                   --------------------------------------------------------------------------   -----------

                   U.S. Treasury Notes -- 33.0%
                   --------------------------------------------------------------------------
   750,000         6.00%, 11/30/97                                                                  752,578
                   --------------------------------------------------------------------------
 2,000,000         7.88%, 4/15/98                                                                 2,048,750
                   --------------------------------------------------------------------------
 3,250,000         6.25%, 5/31/00                                                                 3,261,170
                   --------------------------------------------------------------------------
 2,500,000         6.25%, 8/31/00                                                                 2,505,467
                   --------------------------------------------------------------------------
 4,000,000         6.13%, 12/31/01                                                                3,977,500
                   --------------------------------------------------------------------------
 3,250,000         6.38%, 8/15/02                                                                 3,261,170
                   --------------------------------------------------------------------------
 1,000,000         6.50%, 8/15/05                                                                 1,000,625
                   --------------------------------------------------------------------------
 5,500,000         6.50%, 10/15/06                                                                5,494,840
                   --------------------------------------------------------------------------
 7,000,000         6.50%, 11/15/26                                                                6,730,933
                   --------------------------------------------------------------------------   -----------

                     Total U.S. Treasury Notes (Cost, $29,532,685)                               29,033,033
                   --------------------------------------------------------------------------   -----------
*Repurchase Agreements -- 4.4%
---------------------------------------------------------------------------------------------
 3,888,000         UBS Securities, 5.55%, dated 1/31/97, due 2/3/97 (at amortized cost)           3,888,000
                   --------------------------------------------------------------------------   -----------

                     Total Investments (Cost,$86,094,778)**                                     $85,526,804
                   --------------------------------------------------------------------------   ===========

 *The repurchase agreement is fully collateralized by U.S. Government and/or
  Agency obligations based on market prices at the date of the portfolio.

**The cost of investments for federal tax purposes amounts to $86,094,778. The
  Net unrealized depreciation of investments on federal tax basis amounts to $567,974, which is composed of $413,381 appreciation and $981,355 depreciation at January 31,1997.

(a) Current rate and next reset date shown.

Note: The category of investments are shown as a percentage of net assets
      ($87,929,230) at January 31,1997.

The following abbreviations are used in this portfolio:

CMO - Collateralized Mortgage Obligation

REMIC - Real Estate Mortgage Investment Conduit

Fountain Square Ohio Tax Free Bond Fund
Portfolio of Investments
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------


                                                                                  Credit
                                                                                  Rating:
    Principal                            Security                                 Moody's             Market
     Amount                             Description                               and S&P*            Value
----------------------------------------------------------------------------------------------------------------
Municipal Securities -- 97.0%
-----------------------------------------------------------------------------
                  Ohio -- 97.0%
                  -----------------------------------------------------------
$     1,100,000   Akron, Sewer System, Revenue, 5.05%, 12/1/03                    Aaa\AAA           $1,126,730
                  -----------------------------------------------------------
        500,000   Akron, Various Purpose Improvement, GO, 5.60%,
                  12/1/06 (Callable 12/1/04 @102)                                 Aaa\AAA              526,615
                  -----------------------------------------------------------
      1,000,000   Akron, Waterworks System Management, Revenue, 5.90%,
                  12/1/03 (Callable 3/1/04 @102)                                  Aaa\AAA            1,050,710
                  -----------------------------------------------------------
        100,000   Bedford CSD, GO, 5.50%, 12/1/06 (Callable 12/1/03 @101)          A\NR                102,225
                  -----------------------------------------------------------
      1,510,000   Bowling Green State University, Revenue, 5.55%, 6/1/10
                  (Callable 6/1/06 @101)                                          Aaa\AAA            1,540,094
                  -----------------------------------------------------------
      1,325,000   Breckville Broadview Heights, 5.55%, 12/1/10
                  (Callable 12/1/06 @102)                                          Aaa\NR            1,354,203
                  -----------------------------------------------------------
      1,005,000   Centerville, GO, 6.250%, 12/1/06 (Callable 12/1/04 @ 102)       Aaa\AAA            1,110,907
                  -----------------------------------------------------------
        750,000   Centerville CSD, GO, 5.38%, 12/1/09
                  (Callable 12/1/06 @101)***                                      Aaa\AAA              760,088
                  -----------------------------------------------------------
        600,000   Cincinnati, GO, 7.00%, 10/1/00                                  Aa2\AA+              654,156
                  -----------------------------------------------------------
        200,000   Cincinnati CSD, RANs, 5.60%, 6/15/97                             NR\A-               201,346
                  -----------------------------------------------------------
      1,150,000   Cincinnati CSD, Revenue, 5.75%, 6/15/98                          NR\A-             1,175,082
                  -----------------------------------------------------------
      1,000,000   Clermont County, Hospital Facilities, Revenue,
                  5.20%, 9/1/03                                                   Aaa\AAA            1,027,420
                  -----------------------------------------------------------
      1,000,000   Cleveland, GO, 6.40%, 7/1/97, (MBIA Insured)                    Aaa\AAA            1,011,920
                  -----------------------------------------------------------
      1,000,000   Cleveland, GO, 5.00%, 9/1/99                                    Aaa\AAA            1,021,080
                  -----------------------------------------------------------
      1,000,000   Cleveland, GO, 6.70%, 7/1/00                                      NR               1,071,860
                  -----------------------------------------------------------
      3,000,000   Cleveland, Municipal Revenue Bond Model, 5.63%, 1/1/13
                  (Callable 1/1/06 @102)                                          Aaa\AAA            3,032,760
                  -----------------------------------------------------------
      5,000,000   Cleveland, Public Power, Revenue, 5.25%, 11/15/16,
                  (Callable 11/15/06 @102)***                                     Aaa\AAA            4,768,800
                  -----------------------------------------------------------
      1,500,000   Cleveland, Waterworks Refunding , First Mortgage,
                  Series G, Revenue, 5.40%,1/1/06                                 Aaa\AAA            1,552,500
                  -----------------------------------------------------------
        500,000   Columbus CSD, Refunding, GO, 4.45%, 12/1/98                     Aaa\AAA              505,060
                  -----------------------------------------------------------
      1,250,000   Columbus CSD, Refunding, GO, 4.80%, 12/1/00                     Aaa\AAA            1,271,800
                  -----------------------------------------------------------
      1,000,000   Columbus, Library Refunding Improvement, Revenue,
                  5.15%, 10/1/99                                                   Aa\NR             1,025,960
                  -----------------------------------------------------------
      1,000,000   Columbus, Refunding LT GO Bonds, Series A, 5.30%, 7/1/09
                  (Callable 7/1/03 @101.5)***                                       NR               1,011,590
                  -----------------------------------------------------------
        300,000   Columbus, Refunding, Series D, GO, 4.55%, 9/15/99               Aaa\AAA              304,056
                  -----------------------------------------------------------
      1,000,000   Columbus, Refunding, Service D, GO, 5.05%, 9/15/03              Aaa\AAA            1,027,690
                  -----------------------------------------------------------
      1,000,000   Columbus, Refunding Services, Series B, GO, 5.45%, 1/1/98       Aaa\AAA            1,016,930
                  -----------------------------------------------------------


Fountain Square Ohio Tax Free Bond Fund

--------------------------------------------------------------------------------


                                                                                  Credit
                                                                                  Rating:
    Principal                           Security                                  Moody's           Market
     Amount                            Description                                and S&P*          Value
----------------  -----------------------------------------------------------  --------------  ---------------
Municipal Securities -- Continued
-----------------------------------------------------------------------------
                  Ohio -- Continued
                  -----------------------------------------------------------
$     1,000,000   Columbus, Sewer Improvement No 26-E-U, GO, 6.50%,
                  9/15/01                                                         Aaa\AAA           $1,088,650
                  -----------------------------------------------------------
      1,000,000   Columbus, Sewer Improvement, GO, 6.63%, 9/15/03
                  (Callable 9/15/01 @100)                                           NR               1,086,210
                  -----------------------------------------------------------
      1,000,000   Columbus, Service, GO, 6.80%, 9/15/05                           Aaa\AAA            1,093,560
                  -----------------------------------------------------------
      1,350,000   Columbus, Service, GO, 5.50%, 5/15/08
                  (Callable 5/15/04 @102)                                         Aaa\AAA            1,397,534
                  -----------------------------------------------------------
        500,000   Columbus, Water Systems Refunding, Revenue, 5.750%,
                  11/1/00                                                         A1\AA-               523,945
                  -----------------------------------------------------------
      1,000,000   Columbus, Waterworks Enlargement, GO, 5.10%, 5/1/01             Aaa\AAA            1,028,360
                  -----------------------------------------------------------
        500,000   Cuyahoga County, Refunding, Series A, GO, 4.50%, 10/1/00         Aa\NR               502,490
                  -----------------------------------------------------------
      3,435,000   Cuyahoga County, GO, 5.60%, 5/15/13                             Aaa\AAA            3,510,742
                  -----------------------------------------------------------
      1,500,000   Dayton, Airport Refunding , James M Cox Dayton
                  International Airport, Revenue, 5.40%, 12/1/06
                  (Callable 12/1/05 @101)                                         Aaa\AAA            1,556,670
                  -----------------------------------------------------------
      1,000,000   Dayton, Water Systems Refunding Mortgage, Revenue,
                  6.60%, 12/1/02 (Callable 12/1/97 @102)                          Aaa\AAA            1,042,660
                  -----------------------------------------------------------
      1,000,000   Delaware County, Sewer, GO, 5.50%, 12/1/01                       A1\AA             1,043,380
                  -----------------------------------------------------------
        500,000   Deleware County, GO, 5.45%, 12/1/08                              A1\AA               511,500
                  -----------------------------------------------------------
        700,000   Dublin City, Service B, GO, 6.20%, 12/1/09                       Aa\NR               769,034
                  -----------------------------------------------------------
        500,000   Erie County, East Erie Sewer, GO, 7.40%, 12/1/14                  NR                 548,220
                  -----------------------------------------------------------
        500,000   Euclid CSD, Improvement, GO, 6.70%, 12/1/02                      A\NR                554,685
                  -----------------------------------------------------------
      1,545,000   Euclid CSD, GO, 5.20%, 12/1/10 (Callable 12/1/05 @102)          Aaa\AAA            1,531,960
                  -----------------------------------------------------------
      1,500,000   Euclid, CSD, GO, 5.13%, 12/1/11 (Callable 12/1/05 @102)*** "    Aaa\AAA            1,468,635
                  -----------------------------------------------------------
      1,000,000   Findley, Waterworks, Revenue, 5.30%, 11/1/07
                  (Callable 11/1/03 @101)                                         Aaa\AAA            1,017,710
                  -----------------------------------------------------------
      1,420,000   Findley, Water Refunding, Revenue, 5.55%, 11/1/09
                  (Callable 11/1/03 @101)***                                      Aaa\AAA            1,449,437
                  -----------------------------------------------------------
      1,000,000   Franklin County, GO, 6.80%, 12/1/02                               NR               1,101,710
                  -----------------------------------------------------------
      1,555,000   Franklin County, GO, 6.80%, 12/1/11                               NR               1,713,159
                  -----------------------------------------------------------
      1,000,000   Franklin County, Hospital Revenue Refunding,
                  7.375%, 5/15/05                                                 Aaa\AAA            1,108,060
                  -----------------------------------------------------------
        625,000   Franklin County, Hospital Revenue, 6.40%, 11/1/06               Aa3\NR               686,469
                  -----------------------------------------------------------
      1,030,000   Franklin County, Hospital Revenue Refunding, 6.50%,
                  5/1/07 (Callable 5/1/02 @102)                                   Aa3\NR             1,112,112
                  -----------------------------------------------------------
      1,000,000   Hamilton County, GO, 5.00%, 12/1/01                              Aa\NR             1,024,060
                  -----------------------------------------------------------
      1,500,000   Hamilton County, Building Improvement, GO, 5.90% 12/1/99         Aa\NR             1,571,025
                  -----------------------------------------------------------
        500,000   Hamilton County, Building Improvement, GO, 7.13%,
                  12/1/02                                                         Aaa\AAA              528,850
                  -----------------------------------------------------------


Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------


                                                                                  Credit
                                                                                  Rating:
    Principal                         Security                                    Moody's           Market
     Amount                          Description                                  and S&P*           Value
---------------   ----------------------------------------------------------- ---------------   ---------------
Municipal Securities -- Continued
-----------------------------------------------------------------------------
                  Ohio -- Continued
                  -----------------------------------------------------------
$       500,000   Hamilton City, Electric System Refunding, Revenue,
                  Series A, 4.75%, 10/15/97                                       Aaa\AAA            $ 503,970
                  -----------------------------------------------------------
      1,000,000   Hamilton County, Hospital, Revenue, 6.15%, 3/1/10
                  (Callable 3/1/05 @102)                                          Aa2\NR             1,018,580
                  -----------------------------------------------------------
      1,000,000   Hamilton County, Hospital Facilities, Revenue, 6.50% 1/1/02
                  (Callable 1/1/01 @100)                                          NR\AAA             1,066,970
                  -----------------------------------------------------------
      1,000,000   Hamilton County, Hospital Facilities, Revenue, 6.10% 1/1/00     Aa2\NR             1,042,730
                  -----------------------------------------------------------
        500,000   Hamilton County, Hospital Facilities, Revenue, 7.00%,
                  1/1/09 (Callable 1/1/97 @102)                                    A1\A                514,980
                  -----------------------------------------------------------
      1,000,000   Hamilton County, Sewer System, Revenue, 5.60%, 12/1/08
                  (Callable 12/1/05 @102)                                         Aaa\AAA            1,041,990
                  -----------------------------------------------------------
        500,000   Hamilton County Sewer System , Refunding & Improvement,
                  Series A, Revenue, 5.70%, 12/1/09 (Callable 12/1/05 @102)***    Aaa\AAA              521,140
                  -----------------------------------------------------------
      1,500,000   Hamilton County, Variable Purpose, GO, 5.00%, 12/1/99            Aa\NR             1,535,280
                  -----------------------------------------------------------
      1,000,000   Hilliard CSD, GO, 5.80%, 12/1/03 (Callable 12/1/01 @102)         A1\NR             1,062,530
                  -----------------------------------------------------------
      1,345,000   Hilliard CSD, GO, 5.25%, 12/1/04                                Aaa\AAA            1,390,246
                  -----------------------------------------------------------
        500,000   Huron County, GO, 7.00%, 12/1/09                                 A\NR                569,185
                  -----------------------------------------------------------
        500,000   Kettering, Refunding, 4.30%, 12/1/98                             Aa\NR               503,305
                  -----------------------------------------------------------
      1,000,000   Lakota Local School District, 6.40%, 12/1/01                    Aaa\AAA            1,082,080
                  -----------------------------------------------------------
        500,000   Lucas County, Series, 5.05%, 12/1/99                            Aaa\AAA              511,750
                  -----------------------------------------------------------
        505,000   Mahoning County, GO, 5.70%, 12/1/07
                  (Callable 12/1/04 @101)                                         Aaa\AAA              531,608
                  -----------------------------------------------------------
        250,000   Mahoning County, Hospital Facilities, Revenue, 6.80%,
                  12/1/98 (Callable 6/1/97 @101)                                   A1\NR               255,285
                  -----------------------------------------------------------
      1,000,000   Montgomery County, GO, 5.40%, 9/1/09
                  (Callable 9/1/03 @101)                                           Aa\AA             1,011,980
                  -----------------------------------------------------------
        635,000   Montogomery County, Issue, GO, 7.10%, 9/1/06                     NR\AA               698,494
                  -----------------------------------------------------------
      1,750,000   Montgomery County, Refunding, GO, 5.45%, 9/1/10
                  (Callable 9/1/03 @101)***                                        Aa\AA             1,765,260
                  -----------------------------------------------------------
      1,000,000   Montgomery County, Revenue, 6.50%, 5/15/08
                  (Callable 5/15/01 @102)                                         Aaa\AAA            1,078,990
                  -----------------------------------------------------------
      1,750,000   Montgomery County, Solid Waste, Revenue, 5.25%, 11/1/04         Aaa\AAA            1,808,345
                  -----------------------------------------------------------
      3,000,000   Montgomery County Solid Waste, Revenue, 5.40%, 11/1/08          Aaa\AAA            3,064,560
                  -----------------------------------------------------------
      1,000,000   Northeast, Sewer, Revenue, 5.10%, 11/15/07
                  (Callable 11/15/05 @101)                                        Aaa\AAA            1,009,180
                  -----------------------------------------------------------
      1,885,000   Ohio State Air Quality Developement Authority, Revenue,
                  5.125%, 8/1/05 (Callable 8/1/03 @102)                            A1\AA             1,907,658
                  -----------------------------------------------------------
        400,000   Ohio State Building Authority State Facilities ,
                  Administrative Building Fund, Series A, Revenue,
                  5.85%, 10/1/07 (Callable 10/1/04 @102)                          Aaa\AAA              425,088
                  -----------------------------------------------------------


Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------


                                                                                  Credit
                                                                                  Rating:
    Principal                                        Security                     Moody's           Market
     Amount                                         Description                   and S&P*           Value
---------------   ---------------------------------------------------------- ----------------   --------------
Municipal Securities -- Continued
-----------------------------------------------------------------------------
                  Ohio -- Continued
                  -----------------------------------------------------------
$       400,000   Ohio State Building Authority State Facilities ,
                  Administrative Building Fund, Series A, Revenue, 6.00%,
                  10/1/08 (Callable 10/1/04 @102)                                Aaa\AAA            $ 427,488
                  -----------------------------------------------------------
      1,250,000   Ohio State Building Authority State Facilities,
                  Adult Correctional, Series A, Revenue, 5.65%, 10/1/07
                  (Callable 10/1/04 @101)                                         Aaa\AAA            1,306,600
                  -----------------------------------------------------------
      1,000,000   Ohio Building Authority Highway Safety, Revenue,
                  5.10%, 10/1/06                                                  Aaa\AAA            1,012,880
                  -----------------------------------------------------------
      3,000,000   Ohio Building Authority, Revenue, 5.00%, 10/1/08                Aaa\AAA            2,965,860
                  -----------------------------------------------------------
        750,000   Ohio State Building Authority Correctional, Revenue,
                  7.00%, 3/1/97                                                  AA-\AAA               752,123
                  -----------------------------------------------------------
        500,000   Ohio State Building Authority Correctional, Revenue,
                  7.15%, 3/1/99                                                  AA-\AAA               529,885
                  -----------------------------------------------------------
      1,000,000   Ohio State Building Authority, Revenue, 6.20%, 10/1/07
                  (Callable 10/1/02 @102)                                         Aa3\AA-            1,073,000
                  -----------------------------------------------------------
      1,000,000   Ohio State Building Authority Correctional , Facilities,
                  Revenue, 7.35%, 8/1/06                                          NR\AAA             1,094,800
                  -----------------------------------------------------------
      1,000,000   Ohio State Building Authority State Facilities, Revenue,
                  5.40%, 10/1/00                                                  Aa3\AA-            1,035,510
                  -----------------------------------------------------------
      1,000,000   Ohio State Building Correctional, Revenue, 5.75%, 10/1/05       Aa3\AA-            1,065,180
                  -----------------------------------------------------------
      1,000,000   Ohio State Building Authority State Facilities, Revenue,
                  5.40%, 10/1/04 (Callable 10/1/03 @102)                          Aa3\AA-            1,039,990
                  -----------------------------------------------------------
      1,000,000   Ohio State Building Authority Green, Series A, Revenue,
                  5.13%, 4/1/10 (Callable 4/1/03 @102)                            A2\AA-               980,700
                  -----------------------------------------------------------
        500,000   Ohio State Higher Educational Facilities, Revenue, 6.70%,
                  5/1/01 (Callable 5/1/00 @102)                                   Aaa\AAA              537,475
                  -----------------------------------------------------------
      1,500,000   Ohio State Higher Education, Revenue, 5.00%, 11/1/05            Aaa\AAA            1,517,910
                  -----------------------------------------------------------
      1,000,000   Ohio State Higher Educational Facilities , Series II-B,
                  Revenue, 5.88%, 12/1/98                                         Aaa\AAA            1,034,200
                  -----------------------------------------------------------
        500,000   Ohio State Higher Educational Cmmn, Revenue, 7.30%,
                  10/1/02 (Callable 10/1/97 @102)                                 Aa3\AA-              521,125
                  -----------------------------------------------------------
        500,000   Ohio State Higher Educational Facilities, Xavier, Revenue,
                  7.20%, 11/1/99                                                  Aaa\AAA              527,720
                  -----------------------------------------------------------
      5,000,000   Ohio State Highway, GO,  4.80%, 5/15/04                         Aa1\AAA            5,033,300
                  -----------------------------------------------------------
      1,000,000   Ohio State Special Obligations, Revenue, 5.80%, 6/1/03          Aaa\AAA            1,063,520
                  -----------------------------------------------------------
      1,000,000   Ohio State Public Facilities Common Higher , Education,
                  Revenue, 5.50%, 12/1/00                                         Aa3\AA-            1,039,060
                  -----------------------------------------------------------
        500,000   Ohio State Public Facilities Commission , Higher Education
                  Capital Facilities, Series II-A, FSA, CR, Revenue, 5.50%,
                  12/1/03 (Callable 12/1/01 @102)                                 Aaa\AAA              523,710
                  -----------------------------------------------------------


Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------


                                                                                  Credit
                                                                                  Rating:
    Principal                             Security                                Moody's            Market
     Amount                              Description                              and S&P*            Value
--------------------------------------------------------------------------------------------------------------
Municipal Securities -- Continued
-----------------------------------------------------------------------------
                  Ohio -- Continued
                  -----------------------------------------------------------
$     1,500,000   Ohio State Public Facilities Common Refunding, Revenue,
                  4.30%, 6/1/03                                                   Aa3\AA-           $1,457,940
                  -----------------------------------------------------------
        500,000   Ohio State Public Facilities Commission , Mental Health,
                  Series II-B-FSA, CR, Revenue, 4.30%, 6/1/03                     Aaa\AAA              487,470
                  -----------------------------------------------------------
      1,000,000   Ohio State Public Facilities Common Higher, Revenue,
                  4.70%, 12/1/08 (Callable 12/1/03 @101)                          Aaa\AAA              949,030
                  -----------------------------------------------------------
      1,000,000   Ohio State Public Facilities, Revenue, 5.88%, 12/1/06
                  (Callable 12/1/04 @100)                                         Aaa\AAA            1,061,050
                  -----------------------------------------------------------
      2,000,000   Ohio State Public Facilities Common Higher, Education,
                  Revenue, 5.75%, 11/1/04                                         Aaa\AAA            2,124,260
                  -----------------------------------------------------------
      2,000,000   Ohio State Public Facilities Common Higher, Education,
                  Revenue, 5.75%, 11/1/05 (Callable 11/1/04 @100)                 Aaa\AAA            2,117,620
                  -----------------------------------------------------------
        500,000   Ohio State Public Facilities Commission, Higher Education
                  Capital Facilities, Series II-A, Revenue, 5.20%, 5/1/07
                  (Callable 5/1/05 @100)                                          Aaa\AAA              505,305
                  -----------------------------------------------------------
      1,000,000   Ohio State Turnpike, Series A, Revenue, 5.60%, 2/15/11
                  (Callable 2/15/06 @102)                                         Aaa\AAA            1,015,610
                  -----------------------------------------------------------
      5,000,000   Ohio State Turnpike, Municipal Revenue Bond Model,
                  5.75%, 2/15/14 (Callable 2/15/06 @102)                          Aaa\AAA            5,077,450
                  -----------------------------------------------------------
      1,000,000   Ohio State University Revenue General Receipts, 5.15%,
                  12/1/00                                                         Aa2\AA-            1,028,620
                  -----------------------------------------------------------
      1,500,000   Ohio State University Refunding, Revenue, 5.15%, 12/1/00        Aa2\AA-            1,542,930
                  -----------------------------------------------------------
      2,900,000   Ohio State University Revenue Refunding General, Receipts,
                  5.75%, 12/1/09 (Callable 12/1/02 @102)                          Aa2\AA-            2,945,385
                  -----------------------------------------------------------
        500,000   Ohio State Water Developement Authority Revenue,
                  Purification, 7.50% 12/1/08                                     Aaa\AAA              533,275
                  -----------------------------------------------------------
      5,000,000   Ohio State Water Developement Authority, Revenue, 5.30%,
                  12/1/10 (Callable 6/1/05 @101)                                  Aaa\AAA            4,984,100
                  -----------------------------------------------------------
      5,000,000   Ohio State, Water Municipal Revenue Bond Model, 5.13%,
                  12/1/08 (Callable 6/1/05 @101) "                                Aaa\AAA            5,005,200
                  -----------------------------------------------------------
        500,000   Ohio University General Receipts, Athens, Refunding,
                  Student Recreation Center, Revenue, 4.70%, 12/1/5
                  (Callable 12/1/03 @ 102)                                        Aaa\AAA              494,490
                  -----------------------------------------------------------
      2,000,000   Pickerington, Local School District, Refunding, GO, 5.55%,
                  12/1/07 (Callable 12/1/03 @102)***                              Aaa\AAA            2,079,080
                  -----------------------------------------------------------
        755,000   Seven Hills, GO, 6.95%, 12/1/09 (Callable 12/1/01 @102)          A\NR                815,996
                  -----------------------------------------------------------
      5,000,000   State of Ohio, GO, 5.10%, 8/1/09 (Callable 8/1/07 @101)         Aa1\AA+            4,981,700
                  -----------------------------------------------------------
        555,000   Tiffen, GO, 6.60%, 12/1/03 (Callable 12/1/1 @102)"               A\NR                583,854
                  -----------------------------------------------------------
        400,000   Toledo, Improvement, GO, 5.05%, 12/1/99                         Aaa\AAA              409,936
                  -----------------------------------------------------------
      1,015,000   Troy, GO, 5.50%, 12/1/10 (Callable 12/1/5 @102)                  Aa\NR             1,028,977
                  -----------------------------------------------------------


Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------


                                                                                  Credit
                                                                                  Rating:
    Principal                                        Security                     Moody's           Market
     Amount                                         Description                  and S&P*            Value
--------------------------------------------------------------------------------------------------------------
Municipal Securities -- Continued
-----------------------------------------------------------------------------
                  Ohio -- Continued
                  -----------------------------------------------------------
$       500,000   Trumbull County, GO, 5.15%, 12/1/02                             Aaa\AAA       $      515,705
                  -----------------------------------------------------------
      1,200,000   Twinsburg CSD, GO, 5.40%, 12/1/09 (Callable 12/1/06 @102)       Aaa\AAA            1,214,988
        500,000   University of Cincinnati, 6.30%, 12/1/00                        Aaa\AAA              534,410
                  -----------------------------------------------------------
      2,000,000   University of Cincinnati, GO, 5.00%, 6/1/10                     Aaa\AAA            1,965,500
                  -----------------------------------------------------------
        100,000   University of Cincinnati , Certificate of Participation,
                  Revenue, 6.40%, 12/1/03 (Callable 12/1/1 @102)                  Aaa\AAA              109,046
                  -----------------------------------------------------------
        500,000   University of Cincinnati, General, Revenue, 5.20%, 6/1/00       A1\AA-               513,025
                  -----------------------------------------------------------
        750,000   University of Cincinnati General Receipt, Series R9, 5.40%,
                  6/1/06, (Callable 6/1/03 @100)***                               A1\AA-               768,510
                  -----------------------------------------------------------
        500,000   University of Cincinnati General Receipts, Revenue, Series
                  R9, 5.65%, 6/1/08 (Callable 6/1/03 @100)                        A1\AA-               513,380
                  -----------------------------------------------------------
      1,015,000   University of Cincinnati, Revenue, 5.30%, 6/1/09
                  (Callable 6/1/05 @101)                                          A1\AA-             1,011,468
                  -----------------------------------------------------------
      1,160,000   University of Cincinnati, Revenue, 5.65%, 6/1/11
                  (Callable 6/1/06 @101)                                          A1\AA-             1,179,882
                  -----------------------------------------------------------
      1,000,000   University of Toledo, General Receipt, Revenue, 5.00%,
                  6/1/99                                                          Aaa\AAA            1,019,780
                  -----------------------------------------------------------
      1,000,000   West Geauga, Local School District, GO, 5.55%, 11/1/05
                  (Callable 11/1/04 @101)                                         Aaa\AAA            1,054,460
                  -----------------------------------------------------------
      1,000,000   West Geauga, Local School District, GO, 5.65%, 11/1/06
                  (Callable 11/1/04 @102)"                                        Aaa\AAA            1,059,090
                  -----------------------------------------------------------
      1,000,000   Westlake, GO, 5.75%, 12/1/07 (Callable 12/1/04 @102)            Aa1\AA             1,056,830
                  -----------------------------------------------------------
                     Total Municipal Securities (identified cost, $30,496,306)                    $164,570,981
                  -----------------------------------------------------------                     ------------
Regulated Investment Companies -- 1.9%
-----------------------------------------------------------------------------
      2,898,097   Midwest Ohio Money Fund                                                            2,898,096

        250,000   Vangard Tax Free Money Mkt                                                           250,000
                  -----------------------------------------------------------                  ---------------
 Total Regulated Investment Companies                                                           $    3,148,096
                                                                                               ---------------
                     Total Investments (cost-$164,745,327)**                                      $167,719,077
                                                                                               ===============


  *Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

** The cost of investments for federal income tax purposes amounts to $164,745,327. The net unrealized appreciation of investments on a federal tax basis amounts to $2,973,750 which is comprised of $3,284,713 appreciation and $310,965 depreciation at January 31, 1997.

***Additional put and demand features exist allowing the fund to require the repurchase of securities at variable periods.

Note: The categories of investments are shown as a percentage of net assets
      ($169,586,293) at January 31, 1997.

The following abbreviations are used in this portfolio:

CSD -- City School District
GO -- General Obligation
LT -- Limited Tax
MBIA -- Municipal Bond Insurance Association
NR -- Not Rated
RANs -- Revenue Anticipation Notes
(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Growth Fund
Portfolio of Investments
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

Principal                        Security                               Market
 Amount                         Description                             Value
--------------------------------------------------------------------------------
Common Stock--96.9%
------------------------------------------------------------------
            Banking -- 7.1%
            ------------------------------------------------------
  280,000   Bank of New York Co., Inc                                $10,255,000
            ------------------------------------------------------
   75,000   Mellon Bank Corp.                                          5,596,875
            ------------------------------------------------------
  135,000   Norwest Corp.                                              6,429,375
            ------------------------------------------------------   -----------
             Total                                                    22,281,250
            ------------------------------------------------------   -----------

            Beverages -- 2.1%
            ------------------------------------------------------
  185,000   PepsiCo, Inc.                                              6,451,875
            ------------------------------------------------------   -----------

            Chemicals -- 3.3%
            ------------------------------------------------------
  220,000   Praxair, Inc.                                             10,202,500
            ------------------------------------------------------   -----------

            Computer Software & Services -- 10.5%
            ------------------------------------------------------
  320,000   First Data Corp.                                          11,520,000
            ------------------------------------------------------
   82,000   Microsoft Corp. *                                          8,364,000
            ------------------------------------------------------
  340,000   Oracle Corp.*                                             13,217,500
            ------------------------------------------------------   -----------
             Total                                                    33,101,500
            ------------------------------------------------------   -----------

            Computer Systems & Equipment -- 14.7%
            ------------------------------------------------------
  135,000   Cisco Systems *                                            9,416,250
            ------------------------------------------------------
  180,000   Hewlett-Packard Co.                                        9,472,500
            ------------------------------------------------------
  150,000   Intel Corp.                                               24,337,500
            ------------------------------------------------------
   45,000   US Robotics Corp.*                                         3,082,500
            ------------------------------------------------------   -----------
             Total                                                    46,308,750
            ------------------------------------------------------   -----------

            Consumer Products -- 7.5%
            ------------------------------------------------------
  130,000   Crown Cork & Seal Co., Inc.                                7,475,000
            ------------------------------------------------------
   36,160   Gillette Co.                                               2,947,040
            ------------------------------------------------------
  250,000   Newell Co.                                                 8,250,000
            ------------------------------------------------------
   43,000   Procter & Gamble Co.                                       4,966,500
            ------------------------------------------------------   -----------
             Total                                                    23,638,540
            ------------------------------------------------------   -----------

            Electrical Equipment -- 5.0%
            ------------------------------------------------------
   90,000   Emerson Electric Co.                                       8,887,500
            ------------------------------------------------------
   66,000   General Electric Co.                                       6,798,000
            ------------------------------------------------------   -----------
             Total                                                    15,685,500
            ------------------------------------------------------   -----------

Fountain Square Quality Growth Fund
--------------------------------------------------------------------------------

Principal                        Security                               Market
 Amount                         Description                             Value
--------------------------------------------------------------------------------
Common Stocks--Continued
------------------------------------------------------------------
            Electronics -- 4.0%
            ------------------------------------------------------
  140,000   Adaptec Inc. *                                           $ 6,125,000
            ------------------------------------------------------
  120,000   Molex, Inc.                                                4,590,000
            ------------------------------------------------------
   25,000   Motorola, Inc.                                             1,706,250
            ------------------------------------------------------   -----------
             Total                                                    12,421,250
            ------------------------------------------------------   -----------

            Entertainment & Leisure -- 1.4%
            ------------------------------------------------------
   60,000   The Walt Disney Co.                                        4,395,000
            ------------------------------------------------------   -----------

            Financial -- 5.4%
            ------------------------------------------------------
   83,000   Fannie Mae                                                 3,278,500
            ------------------------------------------------------
  448,000   Federal Home Loan Mortgage Corp.                          13,552,000
            ------------------------------------------------------   -----------
             Total                                                    16,830,500
            ------------------------------------------------------   -----------

            Healthcare -- 1.8%
            ------------------------------------------------------
  100,000   Columbia/HCA Healthcare Corp.                              3,950,000
            ------------------------------------------------------
   25,000   Medtronic, Inc.                                            1,712,500
            ------------------------------------------------------   -----------
             Total                                                     5,662,500
            ------------------------------------------------------   -----------

            Insurance -- 7.4%
            ------------------------------------------------------
  100,000   Allstate Corp.                                             6,575,000
            ------------------------------------------------------
   28,000   American International Group, Inc.                         3,391,500
            ------------------------------------------------------
   93,587   Cincinnati Financial Corp.                                 5,849,188
            ------------------------------------------------------
  100,000   MGIC Investment Corp.                                      7,375,000
            ------------------------------------------------------   -----------
             Total                                                    23,190,688
            ------------------------------------------------------   -----------

            Manufacturing -- 4.5%
            ------------------------------------------------------
  400,000   Federal Signal Corp.                                       9,350,000
            ------------------------------------------------------
   57,000   Illinois Tool Works                                        4,652,625
            ------------------------------------------------------
             Total                                                    14,002,625
            ------------------------------------------------------   -----------

            Media / Publishing -- 2.9%
            ------------------------------------------------------
  185,000   Interpublic Group of Cos., Inc.                            9,134,375
            ------------------------------------------------------   -----------

            Oil & Gas -- 4.4%
            ------------------------------------------------------
   75,000   Chevron Corp.                                              4,978,125
            ------------------------------------------------------
   68,000   Mobil Corp.                                                8,925,000
            ------------------------------------------------------   -----------
             Total                                                    13,903,125
            ------------------------------------------------------   -----------

Fountain Square Quality Growth Fund
--------------------------------------------------------------------------------

Principal                        Security                               Market
 Amount                         Description                             Value
--------------------------------------------------------------------------------
Common Stocks--Continued
------------------------------------------------------------------
            Pharmaceuticals -- 9.8%
            ------------------------------------------------------
  100,000   American Home Products                                   $ 6,337,500
            ------------------------------------------------------
  115,000   Johnson & Johnson                                          6,626,875
            ------------------------------------------------------
   95,000   Pfizer, Inc.                                               8,823,125
            ------------------------------------------------------
  117,000   Schering - Plough Corp.                                    8,848,125
            ------------------------------------------------------   -----------
             Total                                                    30,635,625
            ------------------------------------------------------   -----------

            Retailing -- 2.6%
            ------------------------------------------------------
  165,000   Home Depot, Inc.                                           8,167,500
            ------------------------------------------------------   -----------

            Telecommunications -- 1.7%
            ------------------------------------------------------
  170,000   Alltel Corp.                                               5,461,250
            ------------------------------------------------------   -----------

            Transportation -- 0.9%
            ------------------------------------------------------
  140,000   Comair Holdings, Inc                                       2,852,500
            ------------------------------------------------------   -----------
            Total Common Stock                                       304,326,853
            ------------------------------------------------------   -----------

**Repurchase Agreements
------------------------------------------------------------------
9,798,000   UBS Securities, 5.55 %, dated 1/31/97, due 2/3/97
             (at amortized cost)                                       9,798,000
            ------------------------------------------------------   -----------
             Total Repurchase Agreements                               9,798,000
            ------------------------------------------------------   -----------
             Total Investments (Cost-$218,004,114)***               $314,124,853
            ------------------------------------------------------   ===========

  *Non-income producing securities.

 **The repurchase agreement is fully collateralized by U.S. Government and/or
   Agency obligations based on market prices at the date of the portfolio.

***The cost of investments for federal tax purposes amounts to $218,004,114. The
   Net unrealized appreciation of investments on federal tax basis amounts to $96,016,139, which is composed of $97,688,176 appreciation and $1,672,037 depreciation at January 31,1997.

Note: The category of investments are shown as a percentage of net assets
      ($313,937,104) at January 31, 1997.

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Mid Cap Fund
Portfolio of Investments
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

    Shares or
    Principal                     Security                                                                Market
      Amount                    Description                                                               Value
    -----------------------------------------------------------------------------------------------------------------
    Common Stocks--97.5%
    -----------------------------------------------------------------------------------------------
                    Banking--7.7%
                    -------------------------------------------------------------------------------
        90,000      Firstar Corp.                                                                         $ 5,253,750
                    -------------------------------------------------------------------------------
       130,000      First Tennessee National Corp.                                                          5,265,000
                    -------------------------------------------------------------------------------
        26,000      Regions Financial Corp.                                                                 1,443,000
                    -------------------------------------------------------------------------------       -----------
                      Total                                                                                11,961,750
                    -------------------------------------------------------------------------------       -----------
                    Business Services--1.3%
                    -------------------------------------------------------------------------------
        37,000      Cintas Corp.                                                                            2,109,000
                    -------------------------------------------------------------------------------       -----------
                    Chemicals--1.7%
                    -------------------------------------------------------------------------------
       142,500      RPM, Inc.                                                                               2,654,062
                    -------------------------------------------------------------------------------       -----------
                    Computers & Computer Services--12.5%
                    -------------------------------------------------------------------------------
        50,000      Diebold, Inc.                                                                           2,950,000
                    -------------------------------------------------------------------------------
        75,000      Electronics For Imaging*                                                                6,956,250
                    -------------------------------------------------------------------------------
       135,000      Fiserv, Inc.*                                                                           4,514,063
                    -------------------------------------------------------------------------------
       185,000      Reynolds & Reynolds Co., Class A                                                        4,995,000
                    -------------------------------------------------------------------------------       -----------
                      Total                                                                                19,415,313
                    -------------------------------------------------------------------------------       -----------
                    Consumer Products--3.5%
                    -------------------------------------------------------------------------------
        70,000      First Brands Corp.                                                                      1,890,000
                    -------------------------------------------------------------------------------       -----------
       107,000      Newell Co.                                                                              3,531,000
                    -------------------------------------------------------------------------------       -----------
                      Total                                                                                 5,421,000
                    -------------------------------------------------------------------------------       -----------
                    Electrical Equipment--3.4%
                    -------------------------------------------------------------------------------
       140,000      Belden, Inc.                                                                             5,337,500
                    -------------------------------------------------------------------------------       -----------
                    Electronics--18.7%
                    -------------------------------------------------------------------------------
       280,000      Adaptec, Inc.                                                                          12,250,000
                    -------------------------------------------------------------------------------
       172,000      Computer Products, Inc.*                                                                2,924,000
                    -------------------------------------------------------------------------------
       221,000      Flextronics, International*                                                             5,635,500
                    -------------------------------------------------------------------------------
        75,000      Molex, Inc.                                                                             2,868,750
                    -------------------------------------------------------------------------------
       224,500      Vishay Intertechnologies, Inc. *                                                        5,416,063
                    -------------------------------------------------------------------------------       -----------
                      Total                                                                                29,094,313
                    -------------------------------------------------------------------------------       -----------
                    Insurance--12.0%
                    -------------------------------------------------------------------------------
        72,750      Cincinnati Financial Corp.                                                              4,546,875
                    -------------------------------------------------------------------------------
       100,000      Equitable Of Iowa Co.                                                                   4,850,000
                    -------------------------------------------------------------------------------
        90,000      MGIC Investment Corp.                                                                   6,637,500
                    -------------------------------------------------------------------------------
        75,000      Mutual Risk Managment, Limited                                                          2,700,000
                    -------------------------------------------------------------------------------       -----------
                      Total                                                                                18,734,375
                    -------------------------------------------------------------------------------       -----------

Fountain Square Mid Cap Fund
------------------------------------------------------------------------------------------------------------------------
 Shares or
 Principal                                         Security                                                    Market
  Amount                                         Description                                                   Value
------------------------------------------------------------------------------------------------------------------------
Common Stocks--Continued
------------------------------------------------------------------------------------------------------------------------
                             Manufacturing--9.1%
                             ---------------------------------------------------------------------------
           68,000            Applied Industrial Technologies                                                $  1,938,000
                             ---------------------------------------------------------------------------
          187,000            Federal Signal Corp                                                               4,371,125
                             ---------------------------------------------------------------------------
           55,000            Pall Corp.                                                                        1,230,625
                             ---------------------------------------------------------------------------
          250,000            Zebra Technologies Corp., Class A*                                                6,625,000
                             ---------------------------------------------------------------------------    ------------
                               Total                                                                          14,164,750
                             ---------------------------------------------------------------------------    ------------
                             Media--3.7%
                             ---------------------------------------------------------------------------
          118,000            Omnicom Group                                                                     5,737,750
                             ---------------------------------------------------------------------------    ------------
                             Medical Distribution--3.3%
                             ---------------------------------------------------------------------------
           81,000            Cardinal Health, Inc.                                                             5,072,625
                             ---------------------------------------------------------------------------    ------------
                             Medical Supplies--1.0%
                             ---------------------------------------------------------------------------
           80,000            Ballard Medical Products                                                          1,560,000
                             ---------------------------------------------------------------------------    ------------
                             Oil & Gas--2.8%
                             ---------------------------------------------------------------------------
          113,000            Questar Corp.                                                                     4,421,125
                             ---------------------------------------------------------------------------    ------------
                             Printing & Publishing--2.1%
                             ---------------------------------------------------------------------------
           55,000            Scholastic Corp.*                                                                 3,245,000
                             ---------------------------------------------------------------------------    ------------
                             Retail--7.1%
                             ---------------------------------------------------------------------------
          125,000            Consolidated Stores Corp. *                                                       4,109,375
                             ---------------------------------------------------------------------------
           82,000            Department 56, Inc.*                                                              1,896,250
                             ---------------------------------------------------------------------------
          165,000            Dollar General                                                                    5,115,000
                             ---------------------------------------------------------------------------    ------------
                               Total                                                                          11,120,625
                             ---------------------------------------------------------------------------    ------------
                             Telecommunications--3.0%
                             ---------------------------------------------------------------------------
          150,000            Century Telephone Enterprises                                                     4,706,250
                             ---------------------------------------------------------------------------    ------------
                             Transportation--4.6%
                             ---------------------------------------------------------------------------
          240,000            Comair Holdings, Inc.                                                             4,890,000
                             ---------------------------------------------------------------------------
           45,000            GATX Corp.                                                                        2,199,375
                             ---------------------------------------------------------------------------    ------------
                               Total                                                                           7,089,375
                             ---------------------------------------------------------------------------    ------------
                               Total Common Stocks (Cost, $115,068,369)                                      151,844,813
                             ---------------------------------------------------------------------------    ------------
    ***Repurchase Agreements--3.4%
--------------------------------------------------------------------------------------------------------
    $   5,338,000            UBS Securities Repurchase Agreement, 5.55%, dated 1/31/97, due 2/3/97
                               (at amortized cost)                                                             5,338,000
                             ---------------------------------------------------------------------------    ------------
                               Total Investments (Cost, $120,406,370)**                                     $157,182,813
                             ---------------------------------------------------------------------------    ------------


 *Non income producing securities.

**The cost of investments for federal tax purposes amounts to $120,406,370. The net unrealized appreciation of investments on federal tax basis amounts to $36,776,443, which is composed of $39,275,998 appreciation and $2,499,555 depreciation at January 31, 1997.

***The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Note: The categories of investments are shown as a percentage of net assets
      ($155,790,189) at January 31,1997.

The following abbreviations are used in this Fund:
CMOs-Collateralized Mortgage Obligations
REMIC-Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Balanced Fund
Portfolio of Investments
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------

Principal                     Security                            Market
Amount                       Description                          Value
--------------------------------------------------------------------------
Common Stocks--65.1%
-----------------------------------------------------------

                 Banking--4.7%
                 ------------------------------------------
       55,000    Bank of New York Co., Inc.                     $2,014,375
                 ------------------------------------------
       15,000    First Tennessee National Corp.                    607,500
                 ------------------------------------------
       20,000    Mellon Bank Corp.                               1,492,500
                 ------------------------------------------
       22,000    Norwest Corp.                                   1,047,750
                 ------------------------------------------      ---------
                  Total                                          5,162,125
                 ------------------------------------------      ---------

                 Beverages--1.1%
                 ------------------------------------------
       35,000    PepsiCo, Inc.                                   1,220,625
                 ------------------------------------------      ---------

                 Linen Supply & Related Items--0.3%
                 ------------------------------------------
        5,000    Cintas Corp.                                      285,000
                 ------------------------------------------      ---------

                 Chemicals--1.7%
                 ------------------------------------------
       40,000    Praxair, Inc.                                   1,855,000
                 ------------------------------------------      ---------

                 Computer Software & Services--7.4%
                 ------------------------------------------
       45,000    First Data Corp.                                1,620,000
                 ------------------------------------------
       10,000    Microsoft Corp.*                                1,020,000
                 ------------------------------------------
       55,000    Oracle Corp.*.                                  2,138,125
                 ------------------------------------------
       18,000    Electronic For Imaging, Inc.*                   1,669,500
                 ------------------------------------------
       30,000    Fiserv Inc.*                                    1,003,125
                 ------------------------------------------
       28,000    Reynolds & Reynolds Co., Class A                  756,000
                 ------------------------------------------      ---------
                  Total                                          8,206,750
                 ------------------------------------------      ---------

                 Computer Systems & Equipment--8.8%
                 ------------------------------------------
       30,000    Cisco Systems                                   2,092,500
                 ------------------------------------------
       25,000    Computer Products, Inc.*                          425,000
                 ------------------------------------------
       30,000    Hewlett Packard Co.                             1,578,750
                 ------------------------------------------
       30,000    Intel Corp.                                     4,867,500
                 ------------------------------------------
       10,000    US Robotics Corp.*                                685,000
                 ------------------------------------------      ---------
                  Total                                          9,648,750
                 ------------------------------------------      ---------

                 Consumer Products--3.6%
                 ------------------------------------------
       27,000    Crown Cork & Seal Co., Inc.                     1,552,500
                 ------------------------------------------
       50,000    Newell Co.                                      1,650,000
                 ------------------------------------------
        6,000    Procter & Gamble Co.                              693,000
                 ------------------------------------------      ---------
                  Total                                          3,895,500
                 ------------------------------------------      ---------

Fountain Square Balanced Fund
--------------------------------------------------------------------------

   Principal                  Security                            Market
   Amount                    Description                          Value
--------------------------------------------------------------------------
Common Stocks--Continued
-----------------------------------------------------------

                 Electrical Equipment--3.6%
                 ------------------------------------------
       10,000    Belden, Inc.                                   $  381,250
                 ------------------------------------------
       21,000    Emerson Electric Co.                            2,073,750
                 ------------------------------------------
       15,000    General Electric Co.                            1,545,000
                 ------------------------------------------      ---------
                  Total                                          4,000,000
                 ------------------------------------------      ---------

                 Electronics--4.4%
                 ------------------------------------------
       62,000    Adaptec Inc.*                                   2,712,500
                 ------------------------------------------
       31,000    Flextronics, International*                       790,500
                 ------------------------------------------
       17,000    Molex, Inc.                                       650,250
                 ------------------------------------------
       26,250    Vishay Intertechnology, Inc.*                   6,332,810
                 ------------------------------------------      ---------
                  Total                                          4,786,531
                 ------------------------------------------      ---------

                 Entertainment & Leisure--0.9%
                 ------------------------------------------
       13,000    The Walt Disney Co.                               952,250
                 ------------------------------------------       ---------

                 Financial--3.1%
                 ------------------------------------------
       20,000    Fannie Mae                                        790,000
                 ------------------------------------------
       88,000    Federal Home Loan Mortgage Corp.                2,662,000
                 ------------------------------------------      ---------
                  Total                                          3,452,000
                 ------------------------------------------      ---------

                 Healthcare--1.2%
                 ------------------------------------------
       16,000    Columbia/HCA Healthcare Corp.                     632,000
                 ------------------------------------------
       10,000    Medtronic, Inc.                                   685,000
                 ------------------------------------------      ---------
                  Total                                          1,317,000
                 ------------------------------------------      ---------

                 Insurance--4.2%
                 ------------------------------------------
       20,000    Allstate                                        1,315,000
                 ------------------------------------------
        6,000    American International Group, Inc.                726,750
                 ------------------------------------------
       17,000    Cincinnati Financial Corp.                      1,062,500
                 ------------------------------------------
       20,000    MGIC Investment Corp.                           1,475,000
                 ------------------------------------------      ---------
                  Total                                          4,579,250
                 ------------------------------------------      ---------

                 Manufacturing--3.7%
                 ------------------------------------------
       17,000    Applied Industrial Technologies*                  484,500
                 ------------------------------------------
       55,000    Federal Signal Corp.                            1,285,625
                 ------------------------------------------
        9,000    Illinois Tool Works                               734,625
                 ------------------------------------------
       60,000    Zebra Technologies Corp., Class A*              1,590,000
                 ------------------------------------------      ---------
                  Total                                          4,094,750
                 ------------------------------------------      ---------

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

   Principal                  Security                            Market
      Amount                 Description                          Value
--------------------------------------------------------------------------
                 Media/Publishing --2.1%
                 ------------------------------------------
       40,000    Interpublic Group of Cos., Inc.               $ 1,975,000
                 ------------------------------------------
        5,000    Scholastic Corp.*                                 295,000
                 ------------------------------------------      ---------
                  Total                                          2,270,000
                 ------------------------------------------      ---------

                 Oil & Gas-- 2.7%
                 ------------------------------------------
       15,000    Chevron Corp.                                     995,625
                 ------------------------------------------
       15,000    Mobil Corp.                                     1,968,750
                 ------------------------------------------      ---------
                  Total                                          2,964,375
                 ------------------------------------------      ---------

                 Pharmaceuticals --6.1%
                 ------------------------------------------
       40,000    American Home Products                          2,535,000
                 ------------------------------------------
       22,000    Johnson & Johnson                               1,267,750
                 ------------------------------------------
       15,000    Pfizer, Inc.                                    1,393,125
                 ------------------------------------------
       20,000    Schering - Plough Corp.                         1,512,500
                 ------------------------------------------      ---------
                  Total                                          6,708,375
                 ------------------------------------------      ---------

                 Retailing --3.2%
                 ------------------------------------------
       25,000    Consolidated Stores Corp.                         821,875
                 ------------------------------------------
       38,000    Dollar General                                  1,178,000
                 ------------------------------------------
       30,000    Home Depot, Inc.                                1,485,000
                 ------------------------------------------      ---------
                  Total                                          3,484,875
                 ------------------------------------------      ---------

                 Telecommunications -- 1.2%
                 ------------------------------------------
       42,000    Century Telephone Enterprises                   1,317,750
                 ------------------------------------------      ---------

                 Transportation --1.1%
                 ------------------------------------------
       60,000    Comair Holdings, Inc                            1,222,500
                 ------------------------------------------      ---------
                  Total Common Stock (Cost, $51,822,541)        71,423,406
                 ------------------------------------------     ----------

Corporate Bonds--5.8%
-----------------------------------------------------------
                 Asset Backed Securities -- 2.1%
                 ------------------------------------------
     1,500,000   Cityscape, Series 1996-3, 7.15%, 8/25/11        1,503,543
                 ------------------------------------------
       750,000   Olympic Automobile Receivable Trust,
                 Series 1996-B A4, 6.70%, 3/15/02                  758,460
                 ------------------------------------------      ---------
                  Total                                          2,262,003
                 ------------------------------------------      ---------

                 Banking --0.0%
                 ------------------------------------------
        46,000   Bankers Trust New York Corp.,
                 9.20%, 7/15/99                                     48,822
                 ------------------------------------------      ---------

                 Financial -- 2.7%
                 ------------------------------------------
     1,000,000   Bear Stearns, 5.75%, 2/15/01                      966,077
                 ------------------------------------------
     1,500,000   CIT Group Holdings, 6.25%, 3/28/01              1,485,917
                 ------------------------------------------
       500,000   Ford Motor Credit, Floating Rate
                 Note, 11/9/98 (5.81%, 2/10/97)(a)                 500,714
                 ------------------------------------------      ---------
                  Total                                          2,952,708
                 ------------------------------------------      ---------

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

   Principal                  Security                            Market
   Amount                    Description                          Value
--------------------------------------------------------------------------
Corporate Bonds--Continued
-----------------------------------------------------------
                 Industrial -- 0.5%
                 ------------------------------------------
       500,000   IBP, Inc., 6.13%, 2/1/06                       $  469,424
                 ------------------------------------------      ---------

                 Transportation -- 0.5%
                 ------------------------------------------
       600,000   American President Cos. Ltd., 7.13%,
                 11/15/03                                          586,207
                 ------------------------------------------      ---------
                  Total Corporate Bonds (Cost,
                  $7,010,845)                                    6,319,164
                 ------------------------------------------      ---------

Mortgage Backed Securities -- 2.4%
-----------------------------------------------------------

                 Government Agencies -- 2.4%
                 ------------------------------------------
         6,869   Federal Home Loan Mortgage Corp.,
                 9.50%, 10/1/02, Pool #38-0009                       7,213
                 ------------------------------------------
       500,000   Federal Home Loan Mortgage Corp.,
                 Series 1546E, 6.35%, 11/15/19, REMIC              492,150
                 ------------------------------------------
       678,208   Federal Home Loan Mortgage Corp.,
                 6.05%, 9/15/20, Pool #1818A                       656,885
                 ------------------------------------------
       727,472   Federal National Mortgage Assoc.,
                 6.00%, 4/1/11, Dwarf Pool 344185                  699,937
                 ------------------------------------------
       750,000   Government National Mortgage
                 Assoc., Series 1996-6 Y3, 6.50%, 5/16/12          751,890
                 ------------------------------------------
        13,742   Federal Home Loan Mortgage Corp.,
                 8.00%, 8/1/08, Pool #27-2525                       14,157
                 ------------------------------------------      ---------
                  Total U.S. Government Agencies
                  (Cost, $2,628,495)                             2,622,232
                 ------------------------------------------      ---------

U.S. Government Securities -- 20.9%
-----------------------------------------------------------

                 U.S. Government Agencies -- 0.6%
                 ------------------------------------------
       500,000   Federal Home Loan Mortgage Corp.,
                 6.99%, 5/24/02, Callable 5/24/99 @ 100            500,722
                 ------------------------------------------
       200,000   Federal Home Loan Mortgage Corp.,
                 7.81%, 4/13/09, Callable 4/13/09 @ 100            202,159
                 ------------------------------------------      ---------
                  Total U.S. Government Agencies
                  (Cost, $694,688)                                 702,881
                 ------------------------------------------      ---------

                 U.S. Treasury Bonds -- 7.3%
                 ------------------------------------------
     1,255,000   6.75%, 5/31/99                                  1,275,394
                 ------------------------------------------
     1,750,000   6.75%, 6/30/99                                  1,778,983
                 ------------------------------------------
       375,000   6.38%, 3/31/01                                    376,641
                 ------------------------------------------
     2,000,000   7.63%, 11/15/22                                 2,173,124
                 ------------------------------------------
     2,750,000   6.00%, 2/15/26                                  2,460,389
                 ------------------------------------------      ---------
                  Total U.S. Treasury Bonds (Cost,
                  $8,231,824)                                    8,064,531
                 ------------------------------------------      ---------

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

   Principal                  Security                                 Market
      Amount                 Description                               Value
------------------------------------------------------------------------------
U.S. Government Securities--Continued
-----------------------------------------------------------------

                 U.S. Treasury Notes -- 12.9%
                 ------------------------------------------------
       900,000   7.88%, 4/15/98                                     $  921,938
                 ------------------------------------------------
       186,000   9.00%, 5/15/98                                        193,382
                 ------------------------------------------------
       186,000   9.25%, 8/15/98                                        195,126
                 ------------------------------------------------
       500,000   5.00%, 2/15/99                                        491,406
                 ------------------------------------------------
     1,000,000   7.75%, 1/31/00                                      1,044,062
                 ------------------------------------------------
     1,250,000   6.25%, 5/31/00                                      1,254,296
                 ------------------------------------------------
        93,000   8.75%, 8/15/00                                        100,469
                 ------------------------------------------------
     1,000,000   5.75%, 10/31/00                                       985,312
                 ------------------------------------------------
     1,000,000   7.50%, 5/15/02                                      1,054,062
                 ------------------------------------------------
     3,250,000   6.38%, 8/15/02                                      3,261,170
                 ------------------------------------------------
     2,250,000   6.50%, 10/15/06                                     2,247,888
                 ------------------------------------------------
     2,500,000   6.50%, 11/15/26                                     2,403,904
                 ------------------------------------------------  -----------

                  Total U.S. Treasury Notes (Cost,$14,360,565)      14,153,015
                 ------------------------------------------------  -----------

**Repurchase Agreements -- 3.6%
-----------------------------------------------------------------
     3,939,000   UBS Securities, 5.55%, dated
                 1/31/97, due 2/3/97 (at amortized cost)             3,939,000
                 ------------------------------------------------  -----------

                  Total Investments (Cost-$87,993,249)***         $107,224,229
                 ------------------------------------------------  ===========

  *Non-income producing securities.

 **The repurchase agreement is fully collateralized by U.S. Government and/or
   Agency obligations based on market prices at the date of the portfolio.

***The cost of investments for federal tax purposes amounts to $87,993,249. The
   Net unrealized depreciation of investments on federal tax basis amounts to $19,213,890, which is composed of $20,452,334 appreciation and $1,238,444 depreciation at January 31,1997.

(a) Current rate and next reset date shown.

Note: The category of investments are shown as a percentage of net assets ($109,731,970) at January 31,1997.

The following abbreviations are used in this portfolio:

CMO - Collateralized Mortgage Obligation

REMIC - Real Estate Mortgage Investment Conduit

Fountain Square International Equity Fund
Portfolio of Investments
January 31, 1997
(Unaudited)

----------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                                      Value
                                                                                                      in U.S.
  Shares                         Security Description                                                 Dollars
----------------------------------------------------------------------------------------------------------------
U.S. Government  Securities --92.5%
---------------------------------------------------------------------------------------------------

               Australia --2.6%
               ------------------------------------------------------------------------------------
       16,200  Amcor, Ltd.                                                                            $  100,019
               ------------------------------------------------------------------------------------
       20,500  Australian National Industries Ltd.                                                        19,219
               ------------------------------------------------------------------------------------
       26,611  Boral Ltd.                                                                                 68,964
               ------------------------------------------------------------------------------------
        6,400  Brambles Industries Ltd.                                                                  108,785
               ------------------------------------------------------------------------------------
       46,320  Broken Hill Proprietary Co. Ltd.                                                          634,806
               ------------------------------------------------------------------------------------
       14,200  Burns Philp & Co. Ltd.                                                                     24,353
               ------------------------------------------------------------------------------------
       12,173  Coca-Cola Amatil Ltd.                                                                     120,157
               ------------------------------------------------------------------------------------
       33,147  Coles Myer Ltd.                                                                           125,317
               ------------------------------------------------------------------------------------
        7,600  CRA Ltd.                                                                                  107,516
               ------------------------------------------------------------------------------------
       26,200  CSR Ltd.                                                                                   87,470
               ------------------------------------------------------------------------------------
       58,800  Fosters Brewing Group Ltd.                                                                118,769
               ------------------------------------------------------------------------------------
       20,700  General Property Trust Units                                                               38,025
               ------------------------------------------------------------------------------------
       12,207  Gio Australia Holdings Ltd.                                                                31,077
               ------------------------------------------------------------------------------------
       33,329  Goodman Fielder Ltd.                                                                       40,646
               ------------------------------------------------------------------------------------
        8,269  Highlands Gold Ltd.*                                                                        5,105
               ------------------------------------------------------------------------------------
        8,300  ICI Australia Ltd.                                                                         78,764
               ------------------------------------------------------------------------------------
        7,038  Lend Lease Corp. Ltd.                                                                     121,507
               ------------------------------------------------------------------------------------
       40,842  M.I.M Holdings Ltd.                                                                        54,479
               ------------------------------------------------------------------------------------
       35,932  National Australia Bank Ltd.                                                              434,104
               ------------------------------------------------------------------------------------
        7,800  Newcrest Mining Ltd.                                                                       29,846
               ------------------------------------------------------------------------------------
       46,716  News Corp. Ltd.                                                                           236,437
               ------------------------------------------------------------------------------------
       40,024  Normandy Mining Ltd.                                                                       48,507
               ------------------------------------------------------------------------------------
       18,874  North Ltd.                                                                                 56,682
               ------------------------------------------------------------------------------------
       26,600  Pacific Dunlop Ltd.                                                                        64,070
               ------------------------------------------------------------------------------------
       25,200  Pioneer International Ltd.                                                                 72,030
               ------------------------------------------------------------------------------------
        5,803  RGC Ltd.                                                                                   23,222
               ------------------------------------------------------------------------------------
       16,100  Santos Ltd.                                                                                58,537
               ------------------------------------------------------------------------------------
        3,500  Sons of Gwalia Ltd.                                                                        17,874
               ------------------------------------------------------------------------------------
       19,652  Southcorp Holdings Ltd.                                                                    64,710
               ------------------------------------------------------------------------------------
       10,500  TABCORP Holding Ltd.                                                                       45,859
               ------------------------------------------------------------------------------------
       25,973  WMC Ltd.                                                                                  159,566
               ------------------------------------------------------------------------------------
       26,289  Westfield Trust                                                                            48,259
               ------------------------------------------------------------------------------------
       45,800  Westpac Banking Corp. Ltd.                                                                261,824
               -------------------------------------------------------------------------------------------------
                Total Australia                                                                        3,506,505
               -------------------------------------------------------------------------------------------------

Fountain Square International Equity Fund

----------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                                      Value
                                                                                                      in U.S.
  Shares                         Security Description                                                 Dollars
----------------------------------------------------------------------------------------------------------------
Common Stocks --Continued
----------------------------------------------------------------------------------------------------

               Brazil -- 0.0%
               -------------------------------------------------------------------------------------
        1,487  CIA Paulista de Forca e Luz                                                             $     142
               -------------------------------------------------------------------------------------
        6,445  Industrias Klabin de Papel e Colulose SA                                                    5,486
               -------------------------------------------------------------------------------------   ---------

                Total Brazil                                                                               5,628
               -------------------------------------------------------------------------------------   ---------

               France --8.6%
               -------------------------------------------------------------------------------------
          998  Accor SA                                                                                  133,783
               -------------------------------------------------------------------------------------
        4,186  Alcatel Alsthom                                                                           414,985
               -------------------------------------------------------------------------------------
        5,844  AXA SA                                                                                    385,883
               -------------------------------------------------------------------------------------
        6,018  Banque Nationale de Paris                                                                 241,145
               -------------------------------------------------------------------------------------
        1,075  BIC                                                                                       171,526
               -------------------------------------------------------------------------------------
        1,026  Bouygues                                                                                  100,786
               -------------------------------------------------------------------------------------
          700  Canal Plus                                                                                149,682
               -------------------------------------------------------------------------------------
        1,125  Carrefour SA                                                                              675,683
               -------------------------------------------------------------------------------------
        3,106  Casino Guichard Perrachon                                                                 119,258
               -------------------------------------------------------------------------------------
            5  Chargeurs International SA*                                                                   273
               -------------------------------------------------------------------------------------
          782  Compagnie Bancaire SA                                                                      94,218
               -------------------------------------------------------------------------------------
        2,981  Compagnie de Saint Gobain                                                                 458,928
               -------------------------------------------------------------------------------------
        5,258  Compagnie de Suez SA                                                                      249,691
               -------------------------------------------------------------------------------------
        3,206  Compagnie Financiere de Paribas SA                                                        219,408
               -------------------------------------------------------------------------------------
        3,255  Compagnie Generale des Eaux                                                               416,905
               -------------------------------------------------------------------------------------
        8,750  Elf Aquitaine SA                                                                          850,031
               -------------------------------------------------------------------------------------
        1,150  Eridania Beghin-Say SA                                                                    176,419
               -------------------------------------------------------------------------------------
          350  Essilor International                                                                     103,967
               -------------------------------------------------------------------------------------
        2,479  Groupe Danone                                                                             383,438
               -------------------------------------------------------------------------------------
          340  Groupe Saint Louis                                                                         84,574
               -------------------------------------------------------------------------------------
        1,987  Havas SA                                                                                  145,761
               -------------------------------------------------------------------------------------
        2,062  L' OREAL                                                                                  730,762
              -------------------------------------------------------------------------------------
        3,449  LaFarge SA                                                                                208,210
              -------------------------------------------------------------------------------------
        2,987  L'Air Liquide                                                                             485,248
              -------------------------------------------------------------------------------------
          960  Legrand SA                                                                                161,513
              -------------------------------------------------------------------------------------
        1,868  Lyonnaise des Eaux SA                                                                     189,918
              -------------------------------------------------------------------------------------
        5,106  Michelin - Class B, Registered                                                            292,907
              -------------------------------------------------------------------------------------
        2,990  Moet Hennessy Louis Vuitton                                                               757,272
              -------------------------------------------------------------------------------------
            5  Pathe SA*                                                                                   1,271
              -------------------------------------------------------------------------------------


Fountain Square International Equity Fund

----------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                                      Value
                                                                                                      in U.S.
  Shares                         Security Description                                                 Dollars
----------------------------------------------------------------------------------------------------------------
Common Stocks --Continued
---------------------------------------------------------------------------------------------------

               France--Continued
               ------------------------------------------------------------------------------------
        2,050  Pernod Ricard                                                                         $   114,558
               ------------------------------------------------------------------------------------
        2,480  Pinault-Printemps-Redoute SA                                                              483,294
               ------------------------------------------------------------------------------------
          620  Promodes                                                                                  171,046
               ------------------------------------------------------------------------------------
        1,044  Rhone-Poulenc SA                                                                          347,891
               ------------------------------------------------------------------------------------
           85  Sagem SA                                                                                   49,206
               ------------------------------------------------------------------------------------
        3,216  Sanofi SA                                                                                 322,895
               ------------------------------------------------------------------------------------
        4,697  Schneider SA                                                                              236,985
               ------------------------------------------------------------------------------------
        1,113  Simco-Union SA, Registered                                                                107,321
               ------------------------------------------------------------------------------------
           95  Societe Eurafrance SA                                                                      40,353
               ------------------------------------------------------------------------------------
        2,515  Societe Generale  de Paris                                                                289,366
               ------------------------------------------------------------------------------------
          200  Sodexho SA                                                                                 97,508
               ------------------------------------------------------------------------------------
        4,076  Thomson CSF                                                                               121,224
               ------------------------------------------------------------------------------------
        7,514  Total SA, Class B                                                                         647,039
               ------------------------------------------------------------------------------------
       10,087  Union des Assurances de Paris SA                                                          264,778
               ------------------------------------------------------------------------------------
        9,640  Unisor Sacilor                                                                            122,854
               ------------------------------------------------------------------------------------  -----------
                Total France                                                                          11,819,763
               ------------------------------------------------------------------------------------  -----------

               Germany -- 9.7%
               ------------------------------------------------------------------------------------
        1,450  Adidas AG                                                                                 136,793
               ------------------------------------------------------------------------------------
          100  AMB Aachener &  Muenchner Beteiligungs AG                                                  68,877
               ------------------------------------------------------------------------------------
        1,350  Agiv-AG*                                                                                   22,504
               ------------------------------------------------------------------------------------
          700  Allianz AG Holding                                                                      1,292,979
               ------------------------------------------------------------------------------------
       17,100  BASF AG                                                                                   618,139
               ------------------------------------------------------------------------------------
       21,800  Bayer AG                                                                                  823,977
               ------------------------------------------------------------------------------------
        7,300  Bayerische Hypotheken-und Wechsel-Bank AG                                                 230,898
               ------------------------------------------------------------------------------------
       76,500  Bayerische Vereinsbank AG                                                                 287,279
               ------------------------------------------------------------------------------------
        2,550  Beiersdorf AG                                                                             128,925
               ------------------------------------------------------------------------------------
        1,550  Bilfinger & Berger Bau AG                                                                  56,598
               ------------------------------------------------------------------------------------
          250  Brau und Brunnen AG*                                                                       18,471
               ------------------------------------------------------------------------------------
          900  CKAG Colonia Konzern AG                                                                    78,586
               ------------------------------------------------------------------------------------
        2,900  Continental AG                                                                             55,691
               ------------------------------------------------------------------------------------
       14,850  Daimler-Benz AG*                                                                        1,040,059
               ------------------------------------------------------------------------------------
          250  Degussa AG                                                                                106,324
               ------------------------------------------------------------------------------------
       14,800  Deutsche Bank AG                                                                          737,790
               ------------------------------------------------------------------------------------


Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                                                      Market
                                                                                                      Value
                                                                                                      in U.S.
  Shares                         Security Description                                                 Dollars
----------------------------------------------------------------------------------------------------------------
Common Stocks --Continued
---------------------------------------------------------------------------------------------------

               Germany -- Continued
               ------------------------------------------------------------------------------------
       11,200  Deutsche Lufthansa AG                                                                 $   150,456
               ------------------------------------------------------------------------------------
       62,496  Deutsche Telekom AG*                                                                    1,163,149
               ------------------------------------------------------------------------------------
       12,900  Dresdner Bank AG                                                                          410,783
               ------------------------------------------------------------------------------------
        1,400  Heidelberger Zement AG                                                                    114,979
               ------------------------------------------------------------------------------------
        2,700  Hochtief AG                                                                               109,306
               ------------------------------------------------------------------------------------
          300  Karstadt AG                                                                                91,776
               ------------------------------------------------------------------------------------
        1,850  Kloeckner-Humboldt-Deutz AG*                                                                9,771
               ------------------------------------------------------------------------------------
          300  Linde AG                                                                                  187,581
               ------------------------------------------------------------------------------------
          400  Man AG                                                                                    101,729
               ------------------------------------------------------------------------------------
        1,050  Mannesmann AG                                                                             408,090
               ------------------------------------------------------------------------------------
        4,650  Merck KGaA                                                                                176,608
               ------------------------------------------------------------------------------------
        2,965  Metro AG*                                                                                 229,025
               ------------------------------------------------------------------------------------
          260  Muenchener Rueckversicherungs-Gesellschaft AG                                             598,526
               ------------------------------------------------------------------------------------
          550  Preussag AG                                                                               131,145
               ------------------------------------------------------------------------------------
       16,450  RWE AG                                                                                    643,712
               ------------------------------------------------------------------------------------
        1,742  SAP AG                                                                                    254,223
               ------------------------------------------------------------------------------------
        2,100  Schering AG                                                                               177,982
               ------------------------------------------------------------------------------------
       16,550  Siemens AG                                                                                811,689
               ------------------------------------------------------------------------------------
          100  STRABAG  AG*                                                                                6,527
               ------------------------------------------------------------------------------------
        1,100  Thyssen AG                                                                                210,235
               ------------------------------------------------------------------------------------
       14,500  VEBA AG                                                                                   802,166
               ------------------------------------------------------------------------------------
        1,050  Viag AG                                                                                   432,453
               ------------------------------------------------------------------------------------
          900  Volkswagen AG                                                                             421,783
               ------------------------------------------------------------------------------------  -----------
                Total Germany                                                                         13,347,584
               ------------------------------------------------------------------------------------  -----------

               Great Britain -- 18.9%
               ------------------------------------------------------------------------------------
       36,500  Abbey National PLC                                                                        458,865
               ------------------------------------------------------------------------------------
       19,400  Arjo Wiggins Appleton PLC                                                                  50,830
               ------------------------------------------------------------------------------------
       14,300  Associated British Foods PLC                                                              109,652
               ------------------------------------------------------------------------------------
       83,990  B.A.T Industries PLC                                                                      652,782
               ------------------------------------------------------------------------------------
       45,849  Barclays PLC                                                                              855,595
               ------------------------------------------------------------------------------------
       30,400  Bass PLC                                                                                  412,382
               ------------------------------------------------------------------------------------
       19,336  BICC Group PLC                                                                             88,620
               ------------------------------------------------------------------------------------
       35,451  Blue Circle Industries PLC                                                                221,276
               ------------------------------------------------------------------------------------


Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                                                      Market
                                                                                                      Value
                                                                                                      in U.S.
  Shares                         Security Description                                                 Dollars
----------------------------------------------------------------------------------------------------------------
Common Stocks --Continued
---------------------------------------------------------------------------------------------------

               Great Britain--Continued
               ------------------------------------------------------------------------------------
       17,569  BOC Group PLC                                                                          $  267,185
               ------------------------------------------------------------------------------------
       28,800  Boots Co. PLC                                                                             305,757
               ------------------------------------------------------------------------------------
       17,800  BPB PLC                                                                                   103,687
               ------------------------------------------------------------------------------------
       13,390  British Aerospace PLC                                                                     272,189
               ------------------------------------------------------------------------------------
       30,874  British Airways PLC                                                                       293,638
               ------------------------------------------------------------------------------------
      116,700  British Gas PLC                                                                           419,842
               ------------------------------------------------------------------------------------
      151,070  British Petroleum Co. PLC                                                               1,780,572
               ------------------------------------------------------------------------------------
       43,900  British Sky Broadcasting Group PLC                                                        422,099
               ------------------------------------------------------------------------------------
       54,400  British Steel PLC                                                                         130,328
               ------------------------------------------------------------------------------------
      156,300  British Telecommunications PLC                                                          1,070,764
               ------------------------------------------------------------------------------------
      112,071  BTR PLC                                                                                   464,251
               ------------------------------------------------------------------------------------
        8,085  Burmah Castrol PLC                                                                        133,320
               ------------------------------------------------------------------------------------
       67,472  Cable & Wireless PLC                                                                      503,858
               ------------------------------------------------------------------------------------
       30,198  Cadbury Schweppes PLC                                                                     227,444
               ------------------------------------------------------------------------------------
       22,400  Caradon PLC                                                                                94,766
               ------------------------------------------------------------------------------------
       24,519  Coats Viyella PLC                                                                          52,847
               ------------------------------------------------------------------------------------
       17,942  Commercial Union PLC                                                                      200,546
               ------------------------------------------------------------------------------------
       12,900  Courtaulds PLC                                                                             79,692
               ------------------------------------------------------------------------------------
        3,886  De La Rue PLC                                                                              36,118
               ------------------------------------------------------------------------------------
       13,426  EMI Group PLC                                                                             260,549
               ------------------------------------------------------------------------------------
       77,000  General Electric Co. PLC                                                                  481,232
               ------------------------------------------------------------------------------------
       15,230  GKN PLC                                                                                   244,915
               ------------------------------------------------------------------------------------
       86,300  Glaxo Wellcome PLC                                                                      1,382,268
               ------------------------------------------------------------------------------------
       19,540  Granada Group PLC                                                                         280,877
               ------------------------------------------------------------------------------------
       57,197  Grand Metropolitan PLC                                                                    425,753
               ------------------------------------------------------------------------------------
       32,200  Great Universal Stores PLC                                                                334,630
               ------------------------------------------------------------------------------------
       22,252  Guardian Royal Exchange PLC                                                                98,775
               ------------------------------------------------------------------------------------
       59,200  Guinness PLC                                                                              413,151
               ------------------------------------------------------------------------------------
      138,432  Hanson PLC                                                                                204,645
               ------------------------------------------------------------------------------------
       34,700  Harrison & Crossfield PLC                                                                  72,011
               ------------------------------------------------------------------------------------
       59,637  HSBC Holdings PLC                                                                       1,390,043
               ------------------------------------------------------------------------------------
       22,900  Imperial Chemical Industries PLC                                                          276,881
               ------------------------------------------------------------------------------------
       32,359  Ladbroke Group PLC                                                                        118,749
               ------------------------------------------------------------------------------------
       21,400  Land Securities PLC                                                                       261,660
               ------------------------------------------------------------------------------------


Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                                        Market
                                                                                         Value
                                                                                        in U.S.
   Shares                               Security Description                            Dollars
 --------------------------------------------------------------------------------------------------
Common Stocks --Continued
-------------------------------------------------------------------------------------
            Great Britain--Continued
            -------------------------------------------------------------------------
  22,100    LASMO PLC                                                                 $     89,247
            -------------------------------------------------------------------------
  33,300    Legal & General Group PLC                                                      206,516
            -------------------------------------------------------------------------
 146,200    Lloyds TSB Group PLC                                                         1,125,744
            -------------------------------------------------------------------------
  22,462    Lonrho PLC                                                                      47,874
            -------------------------------------------------------------------------
  92,500    Marks & Spencer PLC                                                            734,487
            -------------------------------------------------------------------------
  16,300    MEPC PLC                                                                       118,196
            -------------------------------------------------------------------------
  38,500    National Power PLC                                                             307,865
            -------------------------------------------------------------------------
  21,100    Peninsular & Oriental Steam Navigation Co.                                     220,459
            -------------------------------------------------------------------------
  41,092    Pilkington PLC                                                                  97,787
            -------------------------------------------------------------------------
  53,638    Prudential Corp. PLC                                                           463,727
            -------------------------------------------------------------------------
   6,600    Rank Group PLC                                                                  46,537
            -------------------------------------------------------------------------
  16,300    Rank Organisation PLC*                                                          14,931
            -------------------------------------------------------------------------
  15,951    Redland PLC                                                                     87,293
            -------------------------------------------------------------------------
  19,200    Reed International PLC                                                         334,295
            -------------------------------------------------------------------------
  45,500    Reuters Holdings PLC                                                           478,315
            -------------------------------------------------------------------------
  15,300    Rexam PLC                                                                       80,420
            -------------------------------------------------------------------------
   9,100    RMC Group PLC                                                                  136,932
            -------------------------------------------------------------------------
  14,258    Royal Bank of Scotland Group PLC                                               131,150
            -------------------------------------------------------------------------
  37,407    Royal & Sun Alliance Insurance Group PLC                                       286,236
            -------------------------------------------------------------------------
  31,800    RTZ Corp. PLC, Registered                                                      463,732
            -------------------------------------------------------------------------
  23,287    Safeway PLC                                                                    142,926
            -------------------------------------------------------------------------
  41,836    Sainsbury (J) PLC                                                              216,211
            -------------------------------------------------------------------------
   5,800    Schroder PLC                                                                   159,308
            -------------------------------------------------------------------------
  25,660    Scottish Power PLC                                                             153,995
            -------------------------------------------------------------------------
  53,000    Sears PLC                                                                       72,617
            -------------------------------------------------------------------------
  15,200    Sedgwick Group PLC                                                              31,787
            -------------------------------------------------------------------------
  12,200    Slough Estates PLC                                                              54,644
            -------------------------------------------------------------------------
  66,068    Smithkline Beecham PLC                                                         944,927
            -------------------------------------------------------------------------
   7,700    Southern Electric PLC                                                           98,776
            -------------------------------------------------------------------------
  37,789    Tarmac PLC                                                                      63,888
            -------------------------------------------------------------------------
  20,380    Taylor Woodrow PLC                                                              58,950
            -------------------------------------------------------------------------
  51,576    Tesco PLC                                                                      295,476
            -------------------------------------------------------------------------
  19,643    Thames Water PLC                                                               213,263
            -------------------------------------------------------------------------
  13,900    Thorn PLC                                                                       42,099
            -------------------------------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                                        Market
                                                                                         Value
                                                                                        in U.S.
   Shares                               Security Description                            Dollars
 --------------------------------------------------------------------------------------------------
Common Stocks --Continued
-------------------------------------------------------------------------------------
            Great Britain--Continued
            -------------------------------------------------------------------------
  14,228    T.I. Group PLC                                                            $   127,226
            -------------------------------------------------------------------------
  18,100    Unilever PLC                                                                  404,914
            -------------------------------------------------------------------------
  18,595    United Utilities PLC                                                          200,693
            -------------------------------------------------------------------------
  87,139    Vodaphone Group PLC                                                           377,029
            -------------------------------------------------------------------------
  24,200    Zeneca Group PLC                                                              699,795
            ------------------------------------------------------------------------- -----------
             Total Great Britian                                                       25,885,311
            ------------------------------------------------------------------------- -----------
            Hong Kong -- 5.5%
            -------------------------------------------------------------------------
  28,000    Applied International Holdings Ltd.*                                            1,698
            -------------------------------------------------------------------------
  30,334    Bank of East Asia Ltd.                                                        136,618
            -------------------------------------------------------------------------
 114,000    Cathay Pacific Airways Ltd.                                                   176,539
            -------------------------------------------------------------------------
  86,000    Cheung Kong Holdings Ltd.                                                     801,844
            -------------------------------------------------------------------------
  72,000    China Light & Power Co. Ltd.                                                  337,281
            -------------------------------------------------------------------------
  63,733    Chinese Estates Holdings                                                       70,732
            -------------------------------------------------------------------------
      20    Evergo China Holding Ltd.*                                                          3
            -------------------------------------------------------------------------
  24,000    Giordano International Ltd.                                                    13,473
            -------------------------------------------------------------------------
  48,000    Hang Lung Development Co.                                                      98,490
            -------------------------------------------------------------------------
  74,600    Hang Seng Bank Ltd.                                                           878,466
            -------------------------------------------------------------------------
   8,000    Hong Kong Aircraft Engineering Co. Ltd.                                        24,674
            -------------------------------------------------------------------------
 421,215    Hong Kong Telecommunications Ltd.                                             728,387
            -------------------------------------------------------------------------
 108,000    Hong Kong & China Gas Co. Ltd.                                                203,484
            -------------------------------------------------------------------------
  49,625    Hong Kong & Shanghai Hotel Ltd.                                                91,258
            -------------------------------------------------------------------------
 168,008    Hopewell Holdings Ltd.                                                        101,360
            -------------------------------------------------------------------------
 131,000    Hutchison Whampoa Ltd.                                                        988,964
            -------------------------------------------------------------------------
  42,000    Hysan Development Co. Ltd.                                                    152,845
            -------------------------------------------------------------------------
  15,500    Johnson Electric Holdings Ltd.                                                 47,206
            -------------------------------------------------------------------------
  23,000    Miramar Hotel & Investment Ltd.                                                44,373
            -------------------------------------------------------------------------
  60,404    New World Developments Co. Ltd.                                               372,604
            -------------------------------------------------------------------------
  62,500    Oriental Press Group Ltd.                                                      23,390
            -------------------------------------------------------------------------
  15,200    Peregrine Investment Holdings Ltd.                                             27,069
            -------------------------------------------------------------------------
  61,832    Shangri-La Asia Ltd.                                                           91,762
            -------------------------------------------------------------------------
  64,000    Shun Tak Holdings Ltd.                                                         43,773
            -------------------------------------------------------------------------
  72,000    South China Morning Post Holdings Ltd.*                                        57,607
            -------------------------------------------------------------------------
  48,000    Stelux Holdings International                                                  10,654
            -------------------------------------------------------------------------
  87,000    Sun Hung Kai Properties Ltd.                                                  982,383
            -------------------------------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                                        Market
                                                                                         Value
                                                                                        in U.S.
   Shares                               Security Description                            Dollars
 --------------------------------------------------------------------------------------------------
Common Stocks --Continued
-------------------------------------------------------------------------------------
            Hong Kong -- Continued
            -------------------------------------------------------------------------
  60,500    Swire Pacific Ltd. Class A                                                $    556,280
            -------------------------------------------------------------------------
  17,000    Television Broadcasts Ltd.                                                      75,029
            -------------------------------------------------------------------------
  85,000    Wharf Holdings Ltd.                                                            383,920
            -------------------------------------------------------------------------
   5,888    Wing Lung Bank                                                                  42,931
            -------------------------------------------------------------------------
  13,500    Winsor Industrial Corp. Ltd.                                                     3,101
            ------------------------------------------------------------------------- ------------
             Total Hong Kong                                                             7,568,198
            ------------------------------------------------------------------------- ------------
            Indonesia --1.0%
            -------------------------------------------------------------------------
  16,000    Apac Centertex Corp. - Foreign                                                   5,386
            -------------------------------------------------------------------------
  23,000    Astra International - Foreign                                                   81,296
            -------------------------------------------------------------------------
   2,500    Bank Bali - Foreign                                                              6,049
            -------------------------------------------------------------------------
  23,500    Bank Dagang Naisonal Indonesia - Foreign                                        23,732
            -------------------------------------------------------------------------
  87,500    Bank International Indonesia - Foreign                                          67,194
            -------------------------------------------------------------------------
  40,000    Barito Pacific Timber - Foreign                                                 30,297
            -------------------------------------------------------------------------
  21,500    Ciputra Development - Foreign                                                   19,903
            -------------------------------------------------------------------------
  45,500    Gadjah Tunggal - Foreign                                                        21,539
            -------------------------------------------------------------------------
  24,000    Gundang Garam                                                                  117,147
            -------------------------------------------------------------------------
  27,500    Gundang Garam - Foreign                                                        134,231
            -------------------------------------------------------------------------
  18,500    Indah Kiat Pulp & Paper Corp.                                                   13,428
            -------------------------------------------------------------------------
  53,000    Indah Kiat Pulp & Paper Corp. - Foreign                                         38,470
            -------------------------------------------------------------------------
  42,000    Indocemment Tunggal - Foreign                                                   62,739
            -------------------------------------------------------------------------
  27,500    Indocemment Tunggal Prakarsa                                                    41,079
            -------------------------------------------------------------------------
  17,500    Indorama Synthetics - Foreign                                                   15,280
            -------------------------------------------------------------------------
  27,500    Jakarta International Hotel & Development - Foreign                             23,433
            -------------------------------------------------------------------------
   9,500    Kabelmetal Indonesia - Foreign                                                   4,197
            -------------------------------------------------------------------------
  12,500    Kalbe Farma - Foreign                                                           15,780
            -------------------------------------------------------------------------
   9,000    Lippo Bank                                                                       9,184
            -------------------------------------------------------------------------
  15,000    Lippo Bank - Foreign                                                            15,306
            -------------------------------------------------------------------------
  13,000    Matahari Putra Prima - Foreign                                                  16,547
            -------------------------------------------------------------------------
  23,000    Mayora Indah - Foreign                                                           9,920
            -------------------------------------------------------------------------
   4,000    Modern Photo Film Co. - Foreign                                                 12,792
            -------------------------------------------------------------------------
  19,000    Mulia Industindo - Foreign                                                      21,188
            -------------------------------------------------------------------------
  63,500    Polysindo Eka Perkasa - Foreign                                                 32,732
            -------------------------------------------------------------------------
  28,500    Putra Surya Perkasa - Foreign                                                   26,383
            -------------------------------------------------------------------------
   4,500    Semen Cibinong - Foreign                                                        14,012
            -------------------------------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                                        Market
                                                                                         Value
                                                                                        in U.S.
   Shares                               Security Description                            Dollars
---------------------------------------------------------------------------------------------------
Common Stocks --Continued
-------------------------------------------------------------------------------------
            Indonesia --Continued
            -------------------------------------------------------------------------
  68,000    Telexkomunikasi Indonesia                                                 $    121,607
            -------------------------------------------------------------------------
 197,500    Telexkomunikasi Indonesia - Foreign                                            353,198
            -------------------------------------------------------------------------
   1,500    Unilever Indonesia - Foreign                                                    22,218
            ------------------------------------------------------------------------- ------------
             Total Indonesia                                                             1,376,267
            ------------------------------------------------------------------------- ------------
            Italy -- 4.4%
            -------------------------------------------------------------------------
   2,000    Flack Acciaierie & Ferriere Lombarde                                             9,990
            -------------------------------------------------------------------------
  27,940    Assicurazioni Generali                                                         577,181
            -------------------------------------------------------------------------
  41,100    Banca Commerciale Italiana                                                      83,372
            -------------------------------------------------------------------------
  16,200    Banco Ambrosiano Veneto SpA                                                     45,292
            -------------------------------------------------------------------------
   6,900    Benetton Group SpA                                                              92,168
            -------------------------------------------------------------------------
   4,400    Burgo (Cartiere) SpA                                                            20,721
            -------------------------------------------------------------------------
  87,450    Credito Italiano SpA                                                           119,258
            -------------------------------------------------------------------------
  22,000    Edison SpA                                                                     138,529
            -------------------------------------------------------------------------
 254,000    Ente Nazionale Indrocarburi SpA                                              1,418,690
            -------------------------------------------------------------------------
 101,300    Fiat SpA                                                                       324,753
            -------------------------------------------------------------------------
  32,500    Fiat SpA -PFD                                                                   58,758
            -------------------------------------------------------------------------
  25,200    Fiat SpA, di Risp                                                               45,639
            -------------------------------------------------------------------------
  11,000    Impregilo SpA*                                                                   9,363
            -------------------------------------------------------------------------
  27,600    Istituto Bancario san Paolo di Torina                                          190,339
            -------------------------------------------------------------------------
  19,950    Istituto Mobiliare Italiano                                                    194,597
            -------------------------------------------------------------------------
 125,600    Istituto Nazionale delle Assicurazioni                                         173,626
            -------------------------------------------------------------------------
   8,650    Italcementi SpA                                                                 53,715
            -------------------------------------------------------------------------
   4,850    Italcementi SpA di Risp                                                         13,108
            -------------------------------------------------------------------------
  20,300    Italgas SpA                                                                     84,880
            -------------------------------------------------------------------------
   8,000    La Rinascente SpA                                                               49,678
            -------------------------------------------------------------------------
  14,900    Magneti Marelli SpA                                                             20,690
            -------------------------------------------------------------------------
  39,000    Mediaset SpA*                                                                  178,093
            -------------------------------------------------------------------------
  14,500    Mediobanca SpA*                                                                 99,096
            -------------------------------------------------------------------------
 134,154    Montedison SpA                                                                 108,853
            -------------------------------------------------------------------------
  31,500    Montedison SpA, di Risp                                                         22,741
            -------------------------------------------------------------------------
 110,750    Olivetti Ing & Co. SpA*                                                         43,280
            -------------------------------------------------------------------------
  47,480    Parmalat Finanziaria SpA                                                        80,089
            -------------------------------------------------------------------------
  55,000    Pirelli SpA                                                                    122,674
            -------------------------------------------------------------------------
  10,475    Riunione Adriatici de Sicurta SpA                                              101,102
            -------------------------------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                                        Market
                                                                                         Value
                                                                                        in U.S.
   Shares                               Security Description                            Dollars
 --------------------------------------------------------------------------------------------------
Common Stocks --Continued
-------------------------------------------------------------------------------------
            Italy --Continued
            -------------------------------------------------------------------------
   1,600    Saffa, Class A*                                                            $     3,385
            -------------------------------------------------------------------------
   4,100    Sasib SpA                                                                       14,774
            -------------------------------------------------------------------------
   8,800    Sirti SpA                                                                       62,546
            -------------------------------------------------------------------------
  19,000    Snia BPD SpA                                                                    21,838
            -------------------------------------------------------------------------
   4,200    Societa Assicuratrice Industriale SpA                                           39,794
            -------------------------------------------------------------------------
 208,500    Telecom Italia SpA                                                             603,004
            -------------------------------------------------------------------------
  50,000    Telecom Italia SpA, di Risp                                                    115,560
            -------------------------------------------------------------------------
 215,000    Telecom Italia Mobile SpA                                                      639,835
            ------------------------------------------------------------------------- ------------
             Total Italy                                                                 5,981,011
            ------------------------------------------------------------------------- ------------
            Japan -- 29.8%
            -------------------------------------------------------------------------
   3,100    Advantest                                                                      166,235
            -------------------------------------------------------------------------
  48,000    Ajinomoto Co., Inc.                                                            430,972
            -------------------------------------------------------------------------
  23,000    Aoki Corp.*                                                                     39,975
            -------------------------------------------------------------------------
   2,300    Aoyama Trading Co. Ltd.                                                         59,489
            -------------------------------------------------------------------------
  23,000    Asahi Breweries Ltd.                                                           215,980
            -------------------------------------------------------------------------
  71,000    Asahi Chemical Industry Co. Ltd.                                               367,282
            -------------------------------------------------------------------------
  67,000    Asahi Glass Co. Ltd.                                                           596,046
            -------------------------------------------------------------------------
  23,000    Bridgestone Corp.                                                              394,069
            -------------------------------------------------------------------------
  36,000    Canon, Inc.                                                                    762,108
            -------------------------------------------------------------------------
  14,000    Casio Computer Co. Ltd.                                                        105,173
            -------------------------------------------------------------------------
   9,000    Chiyoda Corp.                                                                   48,188
            -------------------------------------------------------------------------
  23,000    Chugai Pharmaceutical Co Ltd.                                                  177,899
            -------------------------------------------------------------------------
  48,000    Dai Nippon Printing Co. Ltd.                                                   778,912
            -------------------------------------------------------------------------
  33,000    Daiei, Inc.                                                                    225,074
            -------------------------------------------------------------------------
  23,000    Daikin Industries Ltd.                                                         179,983
            -------------------------------------------------------------------------
  23,000    Daiwa House Industry Co. Ltd.                                                  269,028
            -------------------------------------------------------------------------
  48,000    Daiwa Securities Co. Ltd.                                                      372,059
            -------------------------------------------------------------------------
  23,000    Denso Corp.                                                                    469,852
            -------------------------------------------------------------------------
  16,000    Ebara Corp.                                                                    195,058
            -------------------------------------------------------------------------
  10,100    Fanuc Co. Ltd.                                                                 282,034
            -------------------------------------------------------------------------
  19,000    Fuji Photo Film Co. Ltd.                                                       575,947
            -------------------------------------------------------------------------
  77,000    Fujitsu Ltd.                                                                   773,805
            -------------------------------------------------------------------------
  38,000    Furukawa Electric Co.                                                          161,516
            -------------------------------------------------------------------------
  48,000    Hankyu Corp.                                                                   222,603
            -------------------------------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                     Market
                                                                     Value
                                                                     in U.S.
     Shares               Security Description                       Dollars
--------------------------------------------------------------------------------
Common Stocks --Continued
------------------------------------------------------------------
              Japan -- Continued
              ----------------------------------------------------
      23,000  Hazama Corp.                                         $   59,300
              ----------------------------------------------------
     119,000  Hitachi Ltd.                                          1,068,451
              ----------------------------------------------------
      38,000  Honda Motor Co. Ltd.                                  1,017,298
              ----------------------------------------------------
      15,000  ITO-Yokado Co. Ltd.                                     694,398
              ----------------------------------------------------
      96,000  Japan Airlines*                                         400,132
              ----------------------------------------------------
      60,000  Japan Energy Corp. (Nikko Kyodo Co. Ltd.)               145,799
              ----------------------------------------------------
      19,000  JUSCO Co.                                               530,560
              ----------------------------------------------------
      48,000  Kajima Corp.                                            296,540
              ----------------------------------------------------
      25,400  Kansai Electric Power Co., Inc.                         470,758
              ----------------------------------------------------
      43,000  Kao Corp.                                               453,377
              ----------------------------------------------------
     122,000  Kawasaki Steel Corp.                                    299,473
              ----------------------------------------------------
      71,000  Kinki Nippon Railway                                    429,860
              ----------------------------------------------------
      48,000  Kirin Brewery Co. Ltd.                                  419,110
              ----------------------------------------------------
      48,000  Komatsu Ltd.                                            338,056
              ----------------------------------------------------
      71,000  Kubota Corp.                                            330,436
              ----------------------------------------------------
      48,000  Kumagai Gumi Co. Ltd.                                    94,498
              ----------------------------------------------------
       8,000  Kyocera Corp.                                           469,192
              ----------------------------------------------------
      23,000  Kyowa Hakko Kogyo Co. Ltd.                              160,848
              ----------------------------------------------------
      71,000  Marubeni Corp.                                          280,725
              ----------------------------------------------------
      15,000  Marui Co. Ltd.                                          212,520
              ----------------------------------------------------
      71,000  Matsushita Electric Industrial Co. Ltd.               1,070,263
              ----------------------------------------------------
      71,000  Mitsubishi Chemical Corp.                               197,092
              ----------------------------------------------------
      67,000  Mitsubishi Corp.                                        618,122
              ----------------------------------------------------
      83,000  Mitsubishi Electric Corp.                               472,430
              ----------------------------------------------------
      52,000  Mitsubishi Estate Co. Ltd.                              578,253
              ----------------------------------------------------
     130,000  Mitsubishi Heavy Industries Ltd.                        934,843
              ----------------------------------------------------
      48,000  Mitsubishi Material Corp.                               176,343
              ----------------------------------------------------
      48,000  Mitsui Engineering & Shipbuilding Co. Ltd.*              91,334
              ----------------------------------------------------
      38,000  Mitsui Fudosan                                          391,268
              ----------------------------------------------------
      71,000  Mitsui & Co.                                            521,680
              ----------------------------------------------------
      26,000  Mitsukoshi Ltd.                                         152,488
              ----------------------------------------------------
       9,000  Murata Manufacturing Co. Ltd.                           278,748
              ----------------------------------------------------
      57,000  NEC Corp.                                               666,721
              ----------------------------------------------------
      48,000  New Oji Paper Co.                                       254,234
              ----------------------------------------------------


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--------------------------------------------------------------------------------

                                                                     Market
                                                                     Value
                                                                     in U.S.
     Shares               Security Description                       Dollars
--------------------------------------------------------------------------------
Common Stocks --Continued
------------------------------------------------------------------
              Japan -- Continued
              ----------------------------------------------------
      23,000  NGK Insulators Ltd.                                  $  200,824
              ----------------------------------------------------
      47,000  Nippon Express Co. Ltd.                                 279,522
              ----------------------------------------------------
      23,000  Nippon Fire & Marine Insurance                           85,066
              ----------------------------------------------------
      23,000  Nippon Light Metal Co.                                   85,066
              ----------------------------------------------------
      23,000  Nippon Meat Packers, Inc.                               261,449
              ----------------------------------------------------
      71,000  Nippon Oil Co.                                          315,815
              ----------------------------------------------------
     264,000  Nippon Steel Corp.                                      652,388
              ----------------------------------------------------
      71,000  Nippon Yusen Kabushiki Kaisha                           277,800
              ----------------------------------------------------
      91,000  Nissan Motors Co. Ltd.                                  562,191
              ----------------------------------------------------
     139,000  NKK Corp.*                                              281,664
              ----------------------------------------------------
      71,000  Nomura Securities Co. Ltd.                              906,507
              ----------------------------------------------------
      48,000  Odakyu Electric Railway                                 252,652
              ----------------------------------------------------
     106,000  Osaka Gas Co.                                           266,310
              ----------------------------------------------------
      23,000  Penta-Ocean Construction Co. Ltd.                        92,833
              ----------------------------------------------------
       7,000  Pioneer Electronic Corp.*                               117,628
              ----------------------------------------------------
       2,000  Rohm Co.                                                130,972
              ----------------------------------------------------
      23,000  Sankyo Co. Ltd.                                         598,682
              ----------------------------------------------------
      71,000  Sanyo Electric Co.                                      298,270
              ----------------------------------------------------
       6,000  Secom Co. Ltd.                                          323,723
              ----------------------------------------------------
       4,700  Sega Enterprise Ltd.                                    129,695
              ----------------------------------------------------
      23,000  Sekisui House Ltd.                                      204,613
              ----------------------------------------------------
      47,000  Sharp Corp.                                             642,669
              ----------------------------------------------------
       7,000  Shimano, Inc.                                           114,745
              ----------------------------------------------------
      34,000  Shimizu Corp.                                           215,931
              ----------------------------------------------------
      10,000  Shin-Etsu Chemical Co.                                  182,866
              ----------------------------------------------------
      10,000  Shiseido Co. Ltd.                                       116,145
              ----------------------------------------------------
      48,000  Showa Denko KK*                                          93,707
              ----------------------------------------------------
      10,600  Sony Corp.                                              714,234
              ----------------------------------------------------
      96,000  Sumitomo Chemical Co.                                   340,033
              ----------------------------------------------------
      48,000  Sumitomo Corp.                                          353,871
              ----------------------------------------------------
      32,000  Sumitomo Electric Industries                            429,654
              ----------------------------------------------------
       9,000  Sumitomo Forestry Co.                                    85,255
              ----------------------------------------------------
     167,000  Sumitomo Metal Industries                               363,163
              ----------------------------------------------------
      22,000  Sumitomo Metal Mining                                   136,095
              ----------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                     Market
                                                                     Value
                                                                     in U.S.
     Shares               Security Description                       Dollars
--------------------------------------------------------------------------------
Common Stocks --Continued
------------------------------------------------------------------
              Japan -- Continued
              ----------------------------------------------------
      24,000  Sumitomo Osaka Cement Co. Ltd.                       $   72,949
              ----------------------------------------------------
      48,000  Taisei Corp.                                            216,672
              ----------------------------------------------------
      37,000  Takeda Chemical Industries                              728,418
              ----------------------------------------------------
      48,000  Teijin Ltd.                                             177,133
              ----------------------------------------------------
      48,000  Tobu Railway Co. Ltd.                                   211,137
              ----------------------------------------------------
      17,100  Tohoku Electric Power                                   294,390
              ----------------------------------------------------
      71,000  Tokio Marine & Fire Insurance Co.                       643,327
              ----------------------------------------------------
      11,000  Tokyo Dome Corp.                                        153,130
              ----------------------------------------------------
      44,200  Tokyo Electric Power                                    851,960
              ----------------------------------------------------
       6,000  Tokyo Electron Ltd.                                     215,980
              ----------------------------------------------------
      69,000  Tokyo Gas Co. Ltd.                                      173,921
              ----------------------------------------------------
      48,000  Tokyu Corp.                                             220,231
              ----------------------------------------------------
      33,000  Toppan Printing Co. Ltd.                                391,433
              ----------------------------------------------------
      71,000  Toray Industries, Inc.                                  403,542
              ----------------------------------------------------
      23,000  Toto Ltd.                                               234,926
              ----------------------------------------------------
      48,000  Toyobo Ltd.                                             124,942
              ----------------------------------------------------
     111,000  Toyota Motor Corp.                                    2,861,860
              ----------------------------------------------------
      48,000  Ube Industries Ltd.                                     125,733
              ----------------------------------------------------
      48,000  Yamaichi Securities Co. Ltd.                            174,366
              ---------------------------------------------------- ----------
              Total Japan                                          40,832,525
              ----------------------------------------------------
              Korea -- 0.7%
              ----------------------------------------------------
       3,910  Cho Hung Bank Co. Ltd                                    25,384
              ----------------------------------------------------
       3,510  Commericial Bank of Korea                                23,355
              ----------------------------------------------------
       2,720  Daewoo Corp.                                             20,365
              ----------------------------------------------------
       8,500  Daewoo Heavy Industries                                  49,968
              ----------------------------------------------------
       1,170  Daewoo Securities Co.*                                   15,570
              ----------------------------------------------------
         860  Dong-Ah Construction Industrial Co.                      20,601
              ----------------------------------------------------
       3,990  Hanil Bank                                               25,718
              ----------------------------------------------------
       1,203  Hyundai Engineering & Construction Co.*                  30,627
              ----------------------------------------------------
         960  Hyundai Motor Co. Ltd.                                   26,884
              ----------------------------------------------------
      12,020  Korea Electric Power Corp.                              396,424
              ----------------------------------------------------
       3,610  Korea First Bank*                                        16,167
              ----------------------------------------------------
          92  Korea Mobile Telecommunications*                         57,171
              ----------------------------------------------------
       1,850  LG Chemical Ltd.                                         19,310
              ----------------------------------------------------


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--------------------------------------------------------------------------------

                                                                     Market
                                                                     Value
                                                                     in U.S.
     Shares               Security Description                       Dollars
--------------------------------------------------------------------------------
Common Stocks --Continued
------------------------------------------------------------------
               Korea --Continued
              ----------------------------------------------------
       2,250  Pohang Iron & Steel Co. Ltd.*                        $  111,179
              ----------------------------------------------------
       1,410  Samsung Corp.*                                           16,643
              ----------------------------------------------------
         590  Samsung Display Devices Co.                              32,431
              ----------------------------------------------------
       1,670  Samsung Electronics Co.                                  91,022
              ----------------------------------------------------
         230  Tong Yang Cement Co.*                                     3,992
              ----------------------------------------------------
       1,768  Yukong Ltd.                                              36,213
              ----------------------------------------------------  ---------
              Total Korea                                           1,019,024
              ----------------------------------------------------  ---------

              Netherlands -- 2.4%
              ----------------------------------------------------
       4,046  ABN Amro Holdings NV                                    266,514
              ----------------------------------------------------
         950  Akzo Nobel NV                                           133,578
              ----------------------------------------------------
       8,100  Elesvier NV                                             124,687
              ----------------------------------------------------
         500  Heineken NV                                              78,871
              ----------------------------------------------------
       8,970  ING Groep NV                                            338,124
              ----------------------------------------------------
         400  Kon Hoogovens                                            16,471
              ----------------------------------------------------
       1,080  KLM Royal Dutch Air Lines NV                             32,310
              ----------------------------------------------------
       1,560  Koninklijke Ahold NV                                     96,310
              ----------------------------------------------------
       1,300  Koninklijke KNP BT NV                                    28,639
              ----------------------------------------------------
      11,624  Koninklijke Royal PTT Nederland NV                      422,360
              ----------------------------------------------------
         300  Nedlloyd Groep NV                                         8,894
              ----------------------------------------------------
       4,100  Philips Electronics NV                                  165,031
              ----------------------------------------------------
       6,600  Royal Dutch Petroleum Co.                             1,155,981
              ----------------------------------------------------
       1,950  Unilever NV CVA                                         323,084
              ----------------------------------------------------
         360  Stork NV                                                 13,747
              ----------------------------------------------------
         859  Wolters Kluwer NV CVA                                   106,064
              ----------------------------------------------------  ---------
              Total Netherlands                                     3,310,665
              ----------------------------------------------------  ---------

              Portugal -- 0.1%
              ----------------------------------------------------
       1,000  Banco Portugues do Atlantico*                           153,490
              ----------------------------------------------------
         900  Construccoes Soares Da Costa SA                          12,060
              ----------------------------------------------------  ---------
              Total Portugal                                          165,550
              ----------------------------------------------------

              Singapore--2.4%
              ----------------------------------------------------
      20,000  Amcol Holdings Ltd.                                           0
              ----------------------------------------------------
      26,000  City Development Ltd.                                   260,429
              ----------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                     Market
                                                                     Value
                                                                     in U.S.
     Shares               Security Description                       Dollars
--------------------------------------------------------------------------------
Common Stocks --Continued
------------------------------------------------------------------

              Singapore--Continued
              ----------------------------------------------------
       6,000  Cycle & Carriage Ltd.                                $   66,066
              ----------------------------------------------------
      31,000  DBS Land Ltd.                                           127,728
              ----------------------------------------------------
      22,000  Development Bank of Singapore Ltd.                      304,758
              ----------------------------------------------------
       8,000  First Capital Corp. Ltd.                                 25,233
              ----------------------------------------------------
      10,000  Fraser & Neave Ltd.                                      97,324
              ----------------------------------------------------
      13,000  Hai Sun Huo Group Ltd.                                    9,420
              ----------------------------------------------------
      15,000  Hotel Properties Ltd.                                    26,107
              ----------------------------------------------------
       6,000  Inchcape Berhad                                          20,459
              ----------------------------------------------------
       5,000  Jurong Shipyard Ltd.                                     24,153
              ----------------------------------------------------
      18,000  Keppel Corp. Ltd.                                       145,772
              ----------------------------------------------------
      13,000  Natsteel Ltd.                                            32,323
              ----------------------------------------------------
      27,000  Neptune Orient Lines Ltd.                                23,017
              ----------------------------------------------------
      31,800  OCBC-Foreign                                            433,736
              ----------------------------------------------------
       4,000  Overseas Union Enterprises Ltd.                          19,607
              ----------------------------------------------------
      10,000  Parkway Holdings Ltd.                                    39,427
              ----------------------------------------------------
       3,000  Robinson & Co.                                           10,975
              ----------------------------------------------------
       6,100  Shangri-La Hotel Ltd.                                    19,760
              ----------------------------------------------------
      42,000  Singapore Airlines Ltd.                                 393,841
              ----------------------------------------------------
      11,400  Singapore Press Holdings Ltd.                           228,377
              ----------------------------------------------------
      25,000  Singapore Technologies Ltd.                              64,646
              ----------------------------------------------------
         203  Singapore Telecommunications Ltd.                       478,775
              ----------------------------------------------------
      13,000  Straits Trading Co. Ltd.                                 31,399
              ----------------------------------------------------
      48,000  United Industries Corp. Ltd.                             40,919
              ----------------------------------------------------
      30,000  United Overseas Bank Ltd.                               349,513
              ----------------------------------------------------  ---------
              Total Singapore                                       3,273,764
              ----------------------------------------------------  ---------

              Spain -- 3.5%
              ----------------------------------------------------
         257  Acerinox SA, Registered                                  32,925
              ----------------------------------------------------
       7,890  Autopista Concesionaria Espanola SA                      97,664
              ----------------------------------------------------
       8,400  Banco Bilbao Vizcaya, SA, Registered                    510,487
              ----------------------------------------------------
       6,400  Banco Central Hispanoamericano SA                       166,063
              ----------------------------------------------------
       8,300  Banco Santander  SA, Registered                         539,155
              ----------------------------------------------------
       5,000  Corporacion Bancaria de Espana SA                       209,311
              ----------------------------------------------------
         400  Corporacion Financiera Alba                              36,665
              ----------------------------------------------------
         790  Corporacion Mafre cia International SA                   46,300
              ----------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


                                                                           Market
                                                                           Value
                                                                          in U.S.
Shares                     Security Description                           Dollars
-----------------------------------------------------------------------------------
Common Stocks --Continued
---------------------------------------------------------------------
               Spain--Continued
               ------------------------------------------------------
        1,400  Dragados & Construcciones SA                             $   21,371
               ------------------------------------------------------
        1,200  Ebro Argicolas, Compania de Alimentacion SA                  21,739
               ------------------------------------------------------
          550  Empresa Nacional de Celulosas SA                              6,808
               ------------------------------------------------------
       10,600  Empresa Nacional de Electricidad SA                         692,385
               ------------------------------------------------------
        4,100  Ercros SA*                                                    2,930
               ------------------------------------------------------
          400  Fomento de Construccion & Contrates SA                       35,828
               ------------------------------------------------------
        1,400  Gas Natural SDG SA                                          328,502
               ------------------------------------------------------
        1,596  Sociedade General de Aguas de Barcelona, SA                  66,375
               ------------------------------------------------------
       37,100  Iberdrola SA                                                443,165
               ------------------------------------------------------
          510  Inmobiliaria Metropolitana Vasco Central SA                  18,405
               ------------------------------------------------------
          200  Portland Valderrivassa SA                                    14,435
               ------------------------------------------------------
       12,200  Repsol SA                                                   483,421
               ------------------------------------------------------
          900  Tabacalera Spanish SA, Registered                            40,664
               ------------------------------------------------------
       36,000  Telefonica de Espana                                        844,460
               ------------------------------------------------------
        7,100  Union Electrica Fenosa SA                                    60,982
               ------------------------------------------------------
        2,700  Uralita SA                                                   24,944
               ------------------------------------------------------
        1,339  Vallehermoso SA                                              29,960
               ------------------------------------------------------
          600  Viscofan Industria Navarra de Envolturas
                Celulosicas SA                                              10,610
               ------------------------------------------------------
          371  Zardoya Otis SA                                              40,702
               ------------------------------------------------------    ---------
                 Total Spain                                             4,826,256
               ------------------------------------------------------   ----------

               Sweden -- 4.3%
               ------------------------------------------------------
        3,450  ABB AB, Series A                                            438,916
               ------------------------------------------------------
        5,000  AGA AB, Series B                                             74,674
               ------------------------------------------------------
        2,900  AGA AB, Series A                                             44,113
               ------------------------------------------------------
       24,100  Astra AB                                                  1,151,436
               ------------------------------------------------------
        7,900  Atlas Copco AB, Series A                                    182,985
               ------------------------------------------------------
        2,200  Autoliv AB                                                   95,375
               ------------------------------------------------------
        3,100  Electrolux AB, Series B                                     186,906
               ------------------------------------------------------
       39,300  Ericsson LM-B                                             1,320,607
               ------------------------------------------------------
        1,500  Esselte AB, Series A                                         38,996
               ------------------------------------------------------
        1,700  Hennes & Mauritz AB Series B                                267,996
               ------------------------------------------------------
          350  Scancem AB Class A                                           12,100
               ------------------------------------------------------
        3,800  Securitas AB Series B                                       112,979
               ------------------------------------------------------
        4,900  Skandia Forsakrings AB                                      132,131
               ------------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
                                                                          in U.S.
Shares                     Security Description                           Dollars
-----------------------------------------------------------------------------------
Common Stocks --Continued
---------------------------------------------------------------------
               Sweden--Continued
               ------------------------------------------------------
       22,600  Skandinaviska Enskilda Banken, Class A                   $  226,580
               ------------------------------------------------------
        5,300  Skanska AB, Series B                                        224,637
               ------------------------------------------------------
        5,200  SKF AB, Series B                                            120,087
               ------------------------------------------------------
        5,400  Stadshypotek AB Series A                                    141,133
               ------------------------------------------------------
       13,000  Stora Kopparbergs Bergslags Aktiebolag, Series A            165,389
               ------------------------------------------------------
         8100  Svenska Cellulosa AB , Series A                             162,975
               ------------------------------------------------------
        8,700  Svenska Handelsbanken, Class A                              226,780
               ------------------------------------------------------
       20,100  Swedish Match AB                                             68,098
               ------------------------------------------------------
        5,700  Trelleborg AB Series B                                       85,522
               ------------------------------------------------------
       16,700  Volvo AB, Series B                                          399,519
               ------------------------------------------------------ ------------
                 Total Sweden                                            5,879,934
               ------------------------------------------------------ ------------

               Switzerland --1.0%
               ------------------------------------------------------
           40  ABB AG - Bearer                                              51,152
               ------------------------------------------------------
           80  Adecco SA                                                    22,456
               ------------------------------------------------------
           25  Alusuisse-Lonza Holding Registered                           20,535
               ------------------------------------------------------
          800  Credit Suisse Group - Registered                             82,208
               ------------------------------------------------------
            5  Fischer (Georg) AG                                            5,340
               ------------------------------------------------------
           30  Holderbank Financiere Glarus AG                              21,796
               ------------------------------------------------------
          170  Nestle SA - Registered                                      184,428
               ------------------------------------------------------
          280  Novartis AG - Registered                                    320,486
               ------------------------------------------------------
            7  Roche Holding AG - Bearer                                    87,302
               ------------------------------------------------------
           30  Roche Holding AG-Genuss                                     263,383
               ------------------------------------------------------
            8  SGS Societe Generale de Surveillance Holding SA              17,566
               ------------------------------------------------------
           25  SMH AG - Bearer                                              16,951
               ------------------------------------------------------
           15  Sulzer AG - Registered                                       10,097
               ------------------------------------------------------
          350  Swiss Bank Corp.                                             64,677
               ------------------------------------------------------
           65  Swiss Reinsurance Co. Registered                             64,031
               ------------------------------------------------------
           15  Swissair AG-Registered                                       13,733
               ------------------------------------------------------
           90  Union Bank of Switzerland BR                                 74,683
               ------------------------------------------------------
          100  Union Bank of Switzerland Registered                         16,723
               ------------------------------------------------------
           30  Valora Holding AG                                             5,955
               ------------------------------------------------------
          205  Zurich Versicherungsgellschaft - Registered                  57,760
               ------------------------------------------------------
               Total Switzerland                                         1,401,262
               ------------------------------------------------------ ------------

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--------------------------------------------------------------------------------

                                                                           Market
                                                                           Value
                                                                          in U.S.
Shares                     Security Description                           Dollars
-----------------------------------------------------------------------------------
Common Stocks --Continued
----------------------------------------------------------------------
                Thailand --1.7%
                ------------------------------------------------------
        11,700  Advanced Information Service PLC                        $102,033
                ------------------------------------------------------
        17,200  Bangchak Petroleum PLC                                    12,776
                ------------------------------------------------------
        69,254  Bangkok Metropolitan Bank PLC                             22,715
                ------------------------------------------------------
        23,200  Bangkok Bank PLC Foreign                                 200,532
                ------------------------------------------------------
        10,700  Bangkok Land PLC                                          11,561
                ------------------------------------------------------
        20,900  Bank of Ayudhya PLC                                       54,034
                ------------------------------------------------------
         1,000  Banpu PLC                                                 20,220
                ------------------------------------------------------
         2,000  Charoen Pokphand Feedmill PLC                              6,251
                ------------------------------------------------------
         8,700  CMIC Finance & Securities Co. Ltd.                         9,904
                ------------------------------------------------------
        25,300  Dhana Siam Finance & Securities Co. PLC                   55,647
                ------------------------------------------------------
        13,300  Finance One PLC Foreign                                   18,476
                ------------------------------------------------------
        14,500  General Finance & Securities Co. PLC                      20,143
                ------------------------------------------------------
        12,600  Italian Thai Development PLC                              63,693
                ------------------------------------------------------
        11,000  Jasmine International PLC                                 15,599
                ------------------------------------------------------
       100,700  Krung Thai Bank Ltd.                                     180,689
                ------------------------------------------------------
         4,400  Land & House PLC Foreign                                  28,015
                ------------------------------------------------------
         5,100  MDX PCL                                                    3,493
                ------------------------------------------------------
        24,710  National Finance & Securities Co. Ltd.                    41,954
                ------------------------------------------------------
        10,200  National Petrochemical PLC                                 7,675
                ------------------------------------------------------
        10,600  One Holdings PLC                                           3,027
                ------------------------------------------------------
        20,200  Phatra Thanakit PLC-Foreign                               51,445
                ------------------------------------------------------
        26,800  PTT Exploration & Production PLC                         382,635
                ------------------------------------------------------
        19,500  Quality House PLC-Foreign                                 21,069
                ------------------------------------------------------
        25,500  Sahaviriya Steel Industries PLC*                          11,808
                ------------------------------------------------------
        11,300  Shinawatra Computer Co. PLC                              108,138
                ------------------------------------------------------
        11,600  Shinawatra Satellite PLC                                  13,093
                ------------------------------------------------------
         5,300  Siam Cement PLC                                          165,248
                ------------------------------------------------------
        19,850  Siam City Bank PLC                                        17,426
                ------------------------------------------------------
         5,500  Siam City Cement PLC                                      32,683
                ------------------------------------------------------
         7,400  Siam Commercial Bank                                      48,543
                ------------------------------------------------------
         7,100  Tanayong PLC                                               5,205
                ------------------------------------------------------
       166,600  TelecomAsia Corp. PLC                                    316,614
                ------------------------------------------------------
        52,900  Thai Airways International PLC                            91,858
                ------------------------------------------------------
        11,450  Thai Telephone & Telegraph PLC*                            4,971
                ------------------------------------------------------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                       Market
                                                                       Value
                                                                       in U.S.
   Shares                       Security Description                   Dollars
--------------------------------------------------------------------------------
Common Stocks --Continued
------------------------------------------------------------------
             Thailand --Continued
             -----------------------------------------------------
    22,900   Thai Telephone & Telecommunication PLC*                $     18,778
             -----------------------------------------------------
    14,100   Thai Military Bank PLC                                       27,204
             -----------------------------------------------------
    10,500   TPI Polene Co. Ltd.                                          15,802
             -----------------------------------------------------
    19,500   United Communication Industry                               121,898
             -----------------------------------------------------
     9,100   Univest Land PLC                                              1,756
             -----------------------------------------------------   -----------
              Total Thailand                                           2,334,611
             -----------------------------------------------------   -----------

             United States -- 0.0%
             -----------------------------------------------------
       112   Millenium  Chemicals, Inc.                                    2,226
             -----------------------------------------------------   -----------
              Total Common Stocks (Cost, $132,789,660)               132,536,085
             -----------------------------------------------------   -----------

Preferred Stocks -- 0.2%
------------------------------------------------------------------
             Australia -- 0.1%
             -----------------------------------------------------
    23,071   News Corp. Ltd. *                                            95,840
             -----------------------------------------------------   -----------

             Germany -- 0.1%
             -----------------------------------------------------
     1,192   SAP AG *                                                    178,179
             -----------------------------------------------------   -----------
              Total Preferred Stocks (Cost, $262,744)                    274,019
             -----------------------------------------------------   -----------

Warrants and Rights--0.0%:
------------------------------------------------------------------
             France -- 0.0%
             -----------------------------------------------------
         8   Sodexho SA                                                    1,534
             -----------------------------------------------------   -----------

             Hong Kong -- 0.0%
             -----------------------------------------------------
       800   Applied International  Warrants *                                14
             -----------------------------------------------------
    10,500   Hong Kong & China Gas Warrants *                              5,488
             -----------------------------------------------------
     1,650   Hysan Development Co. Warrants *                              1,299
             -----------------------------------------------------
     1,220   Peregrine Investments Holdings Warrants *                       433
             -----------------------------------------------------   -----------
              Total Hong Kong                                              7,234
             -----------------------------------------------------   -----------

             Indonesia -- 0.0%
             -----------------------------------------------------
     3,000   APAC Centertex Warrants                                           0
             -----------------------------------------------------
     1,125   Gadjah Tunggal                                               21,539
             -----------------------------------------------------   -----------
              Total Indonesia                                             21,539
             -----------------------------------------------------   -----------

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

                                                                       Market
                                                                       Value
                                                                       in U.S.
   Shares                       Security Description                   Dollars
--------------------------------------------------------------------------------
Warrants and Rights --Continued
------------------------------------------------------------------
             Italy -- 0.0%
             -----------------------------------------------------
$      800   Mediobanca/Rinascente Warrants *                       $        459
             -----------------------------------------------------
     1,500   Riunione Adriatici de Sicurta SpA Warrants *                  4,869
             -----------------------------------------------------
       800   Riunione Adriatici de Sicurta SpA Warrants *                  1,442
             -----------------------------------------------------
              Total Italy                                                  6,770
             -----------------------------------------------------  ------------

             Singapore -- 0.0%
             -----------------------------------------------------
     6,250   Straight Steamship Warrants *                                 8,658
             -----------------------------------------------------  ------------

             Thailand -- 0.0%
             -----------------------------------------------------
     1,290   National Finance & Security Warrants *                          946
             -----------------------------------------------------  ------------
              Total Warrants and Rights (Cost, $3,806)                    25,142
             -----------------------------------------------------  ------------

Convertible Securities -- 0.0%
------------------------------------------------------------------
             France -- 0.0%
             -----------------------------------------------------
       325   Sanofia, Convertible Bond, 4.00%, 1/1/00                     35,100
             -----------------------------------------------------  ------------
              Total Convertible Securities (Cost, $20,706)                35,100
             -----------------------------------------------------  ------------

Corporate Bonds -- 0.0%
------------------------------------------------------------------
             France -- 0.0%
             -----------------------------------------------------
       426   Casino Guichard, 4.50%, 7/12/01                                 207
             -----------------------------------------------------
    40,000   Sodexho SA, 6.00%, 7/6/04                                     7,353
             -----------------------------------------------------  ------------
              Total France                                                 7,560
             -----------------------------------------------------  ------------

             Italy -- 0.0%
             -----------------------------------------------------
     2,125   Mediobanca, 6.00%, 12/31/02                                   1,410
             -----------------------------------------------------  ------------

              Total Corporate Bonds (Cost, $54,361)                        8,970
             -----------------------------------------------------  ------------

**Repurchase Agreements -- 0.1%
------------------------------------------------------------------
   849,000   UBS Securitites, 5.55%, dated 1/31/97, due 2/3/97
              (at amortized cost)                                        849,000
             -----------------------------------------------------  ------------
              Total Investments (Cost, $133,063,607)                $133,728,316
             -----------------------------------------------------  ------------

 * Non-income producing security

** The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(a) The cost for federal tax purposes amounts to $133,063,067. The net unrealized appreciation of investments on a federal tax basis amounts to $664,709, which is comprised of $12,375,074 depreciation and $13,039,783 appreciation at July 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($137,071,402) at July 31, 1997.

Fountain Square Commercial Paper Fund
Portfolio of Investments
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

 Principal                         Security                            Market
  Amount                          Description                           Value
--------------------------------------------------------------------------------
Commercial Paper --75.5%
-----------------------------------------------------------------
              Bank, Domestic -- 8.1%
              ---------------------------------------------------
$ 6,000,000   Banc One Corp., 2/12/97                               $  5,990,247
              ---------------------------------------------------
  6,000,000   Norwest Corp., 4/29/97                                   5,922,715
              ---------------------------------------------------
  7,000,000   Norwest Corp, 4/3/97                                     6,936,662
              ---------------------------------------------------
  8,000,000   Republic of New York Corp., 2/14/97                      7,984,602
              ---------------------------------------------------   ------------
               Total                                                  26,834,226
              ---------------------------------------------------   ------------

              Bank, Foreign -- 3.3%
              ---------------------------------------------------
  5,000,000   Deutsche Bank Financial, 4/14/97                         4,946,550
              ---------------------------------------------------
  6,000,000   Societe Generale, 4/4/97                                 5,944,820
              ---------------------------------------------------   ------------
               Total                                                  10,891,370
              ---------------------------------------------------   ------------

              Basic Materials -- 3.6%
              ---------------------------------------------------
  5,000,000   Air Products & Chemicals, 3/14/97                        4,969,819
              ---------------------------------------------------
  6,860,000   Kimberly Clark, 2/7/97                                   6,853,906
              ---------------------------------------------------   ------------
               Total                                                  11,823,725
              ---------------------------------------------------   ------------

              Brokerage -- 8.0%
              ---------------------------------------------------
  7,000,000   Goldman Sachs Group, 4/10/97                             6,929,393
              ---------------------------------------------------
  6,000,000   Goldman Sachs Group, 5/5/97                              5,917,850
              ---------------------------------------------------
  4,000,000   Merrill Lynch, 3/27/97                                   3,968,200
              ---------------------------------------------------
  5,000,000   Merrill Lynch, 5/27/97                                   4,914,069
              ---------------------------------------------------
  5,000,000   Merrill Lynch, 6/12/97                                   4,901,750
              ---------------------------------------------------   ------------
               Total                                                  26,631,262
              ---------------------------------------------------   ------------

              Capital Goods -- 4.5%
              ---------------------------------------------------
  9,000,000   Cargill, Inc., 5/12/97                                   8,867,250
              ---------------------------------------------------
  6,000,000   Minnesota Mining & Manufacturing, 3/20/97                5,958,483
              ---------------------------------------------------   ------------
               Total                                                  14,825,733
              ---------------------------------------------------   ------------

              Consumer Staples -- 3.9%
              ---------------------------------------------------
  7,000,000   Coca Cola Co., 3/31/97                                   6,940,228
              ---------------------------------------------------
  6,000,000   Kellogg Co., 2/5/97                                      5,996,413
              ---------------------------------------------------   ------------
               Total                                                  12,936,641
              ---------------------------------------------------   ------------

Fountain Square Commercial Paper Fund
--------------------------------------------------------------------------------
**

 Principal                         Security                            Market
  Amount                          Description                           Value
--------------------------------------------------------------------------------
Commercial Paper--Continued
-----------------------------------------------------------------
              Energy -- 1.5%
              ---------------------------------------------------
$ 5,000,000   Petrofina Delaware, 2/24/97                           $  4,983,037
              ---------------------------------------------------   ------------

              Financial -- 29.3%
              ---------------------------------------------------
  6,000,000   A.I. Credit, 2/13/97                                     5,989,460
              ---------------------------------------------------
  6,000,000   A.I. Credit, 3/11/97                                     5,966,623
              ---------------------------------------------------
  5,000,000   American Express Credit Corp., 2/24/97                   4,983,133
              ---------------------------------------------------
  6,000,000   American General Finance, 3/19/97                        5,959,597
              ---------------------------------------------------
  6,000,000   American General Finance, 5/1/97                         5,921,532
              ---------------------------------------------------
  4,000,000   Associates Corp., 2/21/97                                3,988,178
              ---------------------------------------------------
  4,000,000   Associates Corp., 3/4/97                                 3,981,710
              ---------------------------------------------------
  6,000,000   Avco Financial Services, 3/5/97                          5,971,787
              ---------------------------------------------------
  7,000,000   Avco Financial Services                                  6,921,826
              ---------------------------------------------------
  7,000,000   CIT Group Holdings, 4/30/97                              6,908,627
              ---------------------------------------------------
  6,000,000   CIT Group, 2/28/97                                       5,976,105
              ---------------------------------------------------
  5,000,000   Ford Motor Credit Corp., 4/28/97                         4,936,097
              ---------------------------------------------------
  5,000,000   General Electric Capital Corp., 3/21/97                  4,964,867
              ---------------------------------------------------
  6,000,000   General Electric Capital Corp., 5/22/97                  5,902,100
              ---------------------------------------------------
  2,000,000   General Electric Capital Corp., 5/2/97                   1,973,550
              ---------------------------------------------------
  4,000,000   IBM Credit Corp., 3/25/97                                3,968,858
              ---------------------------------------------------
  5,000,000   IBM Credit Corp., 4/15/97                                4,945,960
              ---------------------------------------------------
  3,020,000   Pitney Bowes Credit Corp., 3/10/97                       3,002,680
              ---------------------------------------------------
  5,000,000   Xerox Credit Corp., 2/14/97                              4,990,286
              ---------------------------------------------------   ------------
               Total                                                  97,252,976
              ---------------------------------------------------   ------------

              Insurance -- 5.8%
              ---------------------------------------------------
  4,426,000   Metlife Funding, Inc., 3/18/97                           4,396,650
              ---------------------------------------------------
  6,000,000   Metlife Funding, Inc., 4/7/97                            5,942,583
              ---------------------------------------------------
  4,000,000   Prudential Funding Corp., 4/14/97                        3,957,760
              ---------------------------------------------------
  5,000,000   Prudential Funding Corp., 4/15/97                        4,946,061
              ---------------------------------------------------   ------------
               Total                                                  19,243,054
              ---------------------------------------------------   ------------

              Technology -- 0.9%
              ---------------------------------------------------
  3,000,000   A T & T Corp., 3/11/97                                   2,983,217
              ---------------------------------------------------   ------------

              Utilities -- 3.2%
              ---------------------------------------------------
  6,000,000   U.S. West Communications, 2/14/97                        5,988,300
              ---------------------------------------------------
  4,800,000   U.S. West Communications, 2/21/97                        4,785,467
              ---------------------------------------------------   ------------
               Total                                                  10,773,767
              ---------------------------------------------------   ------------

Fountain Square Commercial Paper Fund
--------------------------------------------------------------------------------

 Principal                         Security                            Market
  Amount                          Description                           Value
--------------------------------------------------------------------------------
Commercial Paper--Continued
-----------------------------------------------------------------
              Miscellaneous -- 3.6%
              ---------------------------------------------------
$ 6,000,000   Stanford University, 7/14/97                          $  5,852,757
              ---------------------------------------------------
  6,000,000   United Parcel Service, 3/3/97                            5,973,100
              ---------------------------------------------------   ------------
               Total                                                  11,825,857
              ---------------------------------------------------   ------------

              Total Commercial Paper                                 251,004,865
              ---------------------------------------------------   ------------

Certificates Of Deposit -- 6.6%
-----------------------------------------------------------------
 10,000,000   Deutsche Bank, 5.39%, 3/13/97                           10,000,110
              ---------------------------------------------------
  2,000,000   J.P. Morgan, 5.78%, 8/5/97                               2,001,150
              ---------------------------------------------------
 10,000,000   Rabobank Nederland N.V., 5.40%, 4/9/97                  10,000,183
              ---------------------------------------------------   ------------
              Total Certificates Of Deposit                           22,001,443
              ---------------------------------------------------   ------------

*Repurchase Agreements -- 18.3%
-----------------------------------------------------------------
 60,765,000   UBS Securities Repurchase Agreement 5.55%, dated
               1/31/97, due 2/3/97 (at amortized cost)                60,765,000
              ---------------------------------------------------   ------------
              Total Repurchase Agreements                             60,765,000
              ---------------------------------------------------   ------------
              Total Investments, at amortized cost**                $333,771,308
              ---------------------------------------------------   ============

 *The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

**Also represents cost for federal tax puposes.

Note: The categories of investments are shown as a percentage of net assets
      ($332,280,605) at January 31, 1997.

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Government Cash Reserves Fund
Portfolio of Investments
January 31, 1997
(Unaudited)

----------------------------------------------------------------------------------------------------------------------

   Principal                                           Security                                              Market
    Amount                                            Description                                             Value
----------------------------------------------------------------------------------------------------------------------
Short-Term Obligations --100.3%
----------------------------------------------------------------------------------------------------------------------
       $88,645,000            * Federal Farm Credit Bank Discount Notes, 4.95%-5.43%, 2/6/96-5/6/97       $ 88,240,404
                                -------------------------------------------------------------------
        98,835,000            * Federal Home Loan Bank Discount Note,5.18%-5.44%, 2/10/97-6/13/97           97,936,835
                                -------------------------------------------------------------------
         5,000,000           ** Federal Home Loan Bank Floating Rate, 5.21%, 8/28/97                         4,998,473
                                -------------------------------------------------------------------
         5,000,000           ** Student Loan Marketing Assoc. Floating Rate Note, 5.29%, 3/13/97             5,000,000
                                -------------------------------------------------------------------
        18,000,000            * Student Loan Marketing Assoc. Discount Note,
                                5.21%-5.35%, 3/14/97-3/27/97                                                17,875,463
                                -------------------------------------------------------------------
         4,000,000           ** Student Loan Marketing Assoc.,5.62%, 6/30/97                                 4,001,053
                                -------------------------------------------------------------------
        22,500,000            * Student Loan Marketing Assoc. Master Note, 5.32%                            22,550,000
                                -------------------------------------------------------------------
        11,000,000            * Tennessee Valley Authority Discount Note,
                                5.36%-5.42%, 2/12/97-4/8/97                                                 10,934,134
                                -------------------------------------------------------------------       ------------
                                  Total Investments (Cost, $251,536,362)***                               $251,536,362
                                -------------------------------------------------------------------       ============

  *Each issue shows the rate of discount at the time of purchase.

 **Current rate and next demand date shown.

***Also represents cost for federal tax purposes.

Note: The category of investments are shown as a percentage of net assets
      ($250,843,968) at January 31,1997.

(See Notes which are an integral part of the Financial Statements.)

Fountain Square U.S. Treasury Obligations Fund
Portfolio of Investments

January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  Principal                                           Security                                               Market
   Amount                                            Description                                              Value
------------------------------------------------------------------------------------------------------------------------
                              U.S. Treasury Bills--1.2%
                              ----------------------------------------------------------------------------
      $ 6,000,000             5.08%, 2/6/97                                                                 $  5,995,767
                              ----------------------------------------------------------------------------   -----------
                              U.S. Treasury Notes--29.1%
                              ----------------------------------------------------------------------------
       10,000,000             4.75%, 2/15/97                                                                   9,997,060
                              ----------------------------------------------------------------------------
       12,000,000             6.88%, 2/28/97                                                                  12,012,590
                              ----------------------------------------------------------------------------
        6,000,000             6.75%, 2/28/97                                                                   6,004,828
                              ----------------------------------------------------------------------------
        5,000,000             6.63%, 3/31/97                                                                   5,007,575
                              ----------------------------------------------------------------------------
        4,000,000             6.88%, 3/31/97                                                                   4,007,858
                              ----------------------------------------------------------------------------
       18,000,000             6.88%, 4/30/97                                                                  18,054,036
                              ----------------------------------------------------------------------------
       10,000,000             6.50%, 5/15/97                                                                  10,029,047
                              ----------------------------------------------------------------------------
       12,000,000             6.13%, 5/31/97                                                                  12,009,876
                              ----------------------------------------------------------------------------
        5,000,000             5.63%, 6/30/97                                                                   4,992,174
                              ----------------------------------------------------------------------------
        6,000,000             8.50%, 7/15/97                                                                   6,065,014
                              ----------------------------------------------------------------------------
       10,000,000             6.50%, 8/15/97                                                                  10,054,500
                              ----------------------------------------------------------------------------
       16,000,000             6.00%, 8/31/97                                                                  16,028,689
                              ----------------------------------------------------------------------------
       10,000,000             5.75%, 9/30/97                                                                  10,019,785
                              ----------------------------------------------------------------------------
        7,000,000             5.75%, 10/31/97                                                                  7,008,291
                              ----------------------------------------------------------------------------
       10,000,000             5.63%, 10/31/97                                                                 10,000,000
                              ----------------------------------------------------------------------------   -----------
                                Total U.S. Treasury Notes                                                    141,291,323
                              ----------------------------------------------------------------------------   -----------
*Repurchase Agreements--69.7%
----------------------------------------------------------------------------------------------------------
       21,000,000             Bear, Stearns & Co., Inc., 5.53%, dated 1/31/97, due 2/3/97
                              (at amortized cost)                                                             21,000,000
                              ----------------------------------------------------------------------------
       21,000,000             BT Securities Corp., 5.50%, dated 1/31/97, due 2/3/97
                              (at amortized cost)                                                             21,000,000
                              ----------------------------------------------------------------------------
       20,000,000             First Chicago, 5.50%, dated 1/31/97, due 2/3/97
                              (at amortized cost)                                                             20,000,000
                              ----------------------------------------------------------------------------
       20,000,000             Deutsche Morgan Grenfell, 5.53%, dated 1/31/97, due 2/3/97
                              (at amortized cost)                                                             20,000,000
                              ----------------------------------------------------------------------------
       20,000,000             Goldman Sachs, 5.25%, dated 1/31/97, due 2/3/97
                              (at amortized cost)                                                             20,000,000
                              ----------------------------------------------------------------------------
       20,000,000             Merrill Lynch Government Securities, 5.50%, dated 1/31/97, due 2/3/97
                              (at amortized cost)                                                             20,000,000
                              ----------------------------------------------------------------------------
       81,000,000             J. P. Morgan Securities, Inc., 5.53%, dated 1/31/97, due 2/3/97
                              (at amortized cost)                                                             81,000,000
                              ----------------------------------------------------------------------------
       80,258,000             Nesbitt Burns, 5.52%, dated 1/31/97, due 2/3/97 (at amortized cost)             80,258,000
                              ----------------------------------------------------------------------------
       55,000,000             UBS Securities, Inc., 5.55%, dated 1/31/97, due 2/3/97 (at amortized cost)      55,000,000
                              ----------------------------------------------------------------------------
                                Total Repurchase Agreements                                                  338,258,000
                              ----------------------------------------------------------------------------
                                Total Investments, at amortized cost**                                      $485,545,090
                              ----------------------------------------------------------------------------   ===========

*Repurchase agreements are fully collateralized by U.S. Treasury Obligations based on market prices at the date of the portfolio.

**Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets ($486,110,690) at January 31, 1997.

(See Notes which are an integral part of the Financial Statements.)

Fountain Square Funds
Statements of Assets and Liabilities
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                         U.S.
                                      Government     Municipal
                                      Securities        Bond       Bond Fund
                                         Fund           Fund       For Income
                                      -----------   ------------  ------------
Assets:
------------------------------------
Investments, at value (Cost
 $42,279,682; $97,866,358;
 and $126,191,488, respectively)      $42,506,390   $ 99,790,895  $127,493,673
------------------------------------
Repurchase agreements (Cost
 $2,687,000; $0; and $1,192,000,
 respectively)                          2,687,000                    7,995,000
------------------------------------  -----------   ------------  ------------
 Total Investments                     45,193,390     99,790,895   135,478,673
------------------------------------
Cash                                          577              -           623
------------------------------------
Interest receivable                       845,752      1,294,540     2,595,060
------------------------------------
Receivable for investments sold                 -                    8,423,926
------------------------------------
Unamortized organizations cost              2,700                            -
------------------------------------
Prepaid expenses and other assets           1,633          6,859       266,421
------------------------------------  -----------   ------------  ------------
 Total Assets                          46,044,052    101,092,294   146,764,703
------------------------------------  -----------   ------------  ------------
Liabilities:
------------------------------------
Payable for investments purchased               -                    7,836,944
------------------------------------
Payable for Fund shares redeemed           16,545                            -
------------------------------------
Other Payables                                  -              -       232,123
------------------------------------
Accrued expenses and other payables:
------------------------------------
 Investment advisory fees                  17,434          7,571        10,409
------------------------------------
 Administration fees                        3,426          1,191         1,637
------------------------------------
 Accounting and transfer agent fees        15,006              -
------------------------------------
 Legal and audit fees                      14,679              -
------------------------------------
 Printing                                   2,659              -             -
------------------------------------
 Other                                        700            155         1,227
------------------------------------  -----------   ------------  ------------
 Total Liabilities                         70,449          8,917     8,082,349
------------------------------------  -----------   ------------  ------------
Net Assets:
------------------------------------
Paid-in capital                        47,625,134     99,094,822   137,423,934
------------------------------------
Net unrealized appreciation on
 investments                              226,708      1,924,537     1,292,185
------------------------------------
Accumulated net realized losses on
 investment transactions               (1,884,533)             -      (147,100)
------------------------------------
Undistributed net investment income         6,294         64,018       113,335
------------------------------------  -----------   ------------  ------------
 Total Net Assets                     $45,973,603   $101,083,377  $138,682,354
------------------------------------  -----------   ------------  ------------
Net Assets
------------------------------------
 Investment A Shares                  $45,881,846   $101,083,377  $138,682,354
------------------------------------
 Investment C Shares                       91,757              -             -
------------------------------------  -----------   ------------  ------------
 Total                                $45,973,603   $101,083,377  $138,682,354
------------------------------------  ===========   ============  ============
Outstanding shares of beneficial
 interest
------------------------------------
 Investment A Shares                    4,757,309      8,376,088    11,512,284
------------------------------------
 Investment C Shares                        9,513              -             -
------------------------------------  -----------   ------------  ------------
                                        4,766,822      8,376,088    11,512,284
------------------------------------  ===========   ============  ============
Net asset value
------------------------------------
 Redemption price per share -
  Investment A Shares                 $      9.64   $      12.07  $      12.05
------------------------------------  ===========   ============  ============
 Offering price per share -
  Investment C Shares*                $      9.65   $          -  $          -
------------------------------------  ===========   ============  ============
Maximum Sales Charge                        4.50%          4.50%         4.50%
------------------------------------  ===========   ============  ============
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share (Investment A Shares)          $     10.09   $      12.64  $      12.62
------------------------------------  ===========   ============  ============

*Redemption price per share varies by length of time shares are held. (See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Assets and Liabilities
January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                       Equity        Quality      Ohio Tax Free
                                       Income          Bond           Bond
                                        Fund           Fund           Fund
                                    ------------   ------------   -------------
Assets:
----------------------------------
Investments, at value (Cost
 $72,985,655; $82,206,778; and
 $164,745,327, respectively)        $101,983,775   $ 81,638,804   $167,719,077
----------------------------------
Repurchase agreements (Cost
 $1,192,000; $3,888,000 and $0,
 respectively)                         1,192,000      3,888,000              -
----------------------------------  ------------   ------------   ------------
 Total Investments                    103,175,75     85,536,804    167,719,077
----------------------------------  ------------   ------------   ------------
Cash
----------------------------------
Foreign Currency                             734            997              -
----------------------------------
Interest and dividends receivable        191,444      1,360,946      2,038,727
----------------------------------
Receivable for investments sold        1,429,703      6,336,570              -
----------------------------------
Receivable for Fund shares sold                -         28,312              -
----------------------------------
Unamortized organizational costs               -          3,158          7,981
----------------------------------
Prepaid expenses and other assets              -          2,459          2,612
----------------------------------  ------------   ------------   ------------
 Total Assets                        104,797,656     93,259,246    169,768,397
----------------------------------  ------------   ------------   ------------
Liabilities:
----------------------------------
Payable for investments purchased              -      5,050,000              -
----------------------------------
Payable for Fund shares redeemed               -         66,895         22,232
----------------------------------
Accrued expenses and other
 payables:
----------------------------------
 Investment advisory fees                  7,826         38,663         77,874
----------------------------------
 Administration fees                       1,231          4,720         12,768
----------------------------------
 Accounting and transfer fees                  -         16,506         18,623
----------------------------------
 Legal and audit fees                          -          9,249         15,249
----------------------------------
 Printing fees                                 -          3,567         10,633
----------------------------------
 Other                                     5,489        140,416         24,725
----------------------------------  ------------   ------------   ------------
 Total Liabilities                        14,546      5,330,016        182,104
----------------------------------  ------------   ------------   ------------
Net Assets:
----------------------------------
Paid-in capital                       73,521,573     90,923,957    166,742,333
----------------------------------
Net unrealized appreciation
 (depreciation) on investments        28,998,120       (567,974)     2,973,750
----------------------------------
Accumulated net realized gains
 (losses) on investment
 transactions                          2,206,963     (2,424,684)       (96,563)
----------------------------------
Undistributed net investment
 income (loss)                            56,454         (2,069)       (33,227)
----------------------------------  ------------   ------------   ------------
 Net Assets                         $104,783,110   $ 87,929,230   $169,586,293
----------------------------------  ============   ============   ============
Net Assets
----------------------------------
 Investment A Shares                $104,783,110   $ 87,714,492   $169,548,546
----------------------------------
 Investment C Shares                           -        214,738         37,747
----------------------------------  ------------   ------------   ------------
 Total                              $104,783,110   $ 87,929,230   $169,586,293
----------------------------------  ============   ============   ============
Outstanding units of beneficial
 interest (shares)
----------------------------------
 Investment A Shares                   8,588,628      9,082,575     16,820,601
----------------------------------
 Investment C Shares                           -         22,227          3,746
----------------------------------  ------------   ------------   ------------
 Total                                 8,588,628      9,104,802     16,824,347
----------------------------------  ============   ============   ============
Net asset values
----------------------------------
 Redemption price per share -
  Investment A Shares               $      12.20   $       9.66   $      10.08
----------------------------------  ============   ============   ============
 Offering price per share -
  Investment C Shares*              $          -   $       9.66   $      10.08
----------------------------------  ============   ============   ============
Maximum Sales Charge                       4.50%          4.50%          4.50%
----------------------------------  ============   ============   ============
Maximum Offering Price (100%/
 (100%-Maximum Sales Charge) of
 net asset value adjusted to
 nearest cent) per share
 (Investment A Shares)              $      12.78   $      10.11   $      10.55
                                    ------------   ------------   ------------

*Redemption price per share varies by length of time shares are held. (See Notes which are an integral part of the Financial Statements)



Fountain Square Funds
Statements of Assets and Liabilities
January 31, 1997
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                               Quality                                   International
                                                                Growth        Mid Cap        Balanced       Equity
                                                                 Fund           Fund           Fund          Fund
                                                             ------------   ------------   ------------  -------------
Assets:
-------------------------------------------------------
Investments, at value (Cost $208,206,114; $115,068,370;
  $84,054,249 and $132,214,607, respectively)                $304,326,853   $151,844,813   $103,285,229   $132,879,316
-------------------------------------------------------
Repurchase agreements (Cost $9,798,000; $5,338,000;
  $3,939,000 and $849,000, respectively)                        9,798,000      5,338,000      3,939,000        849,000
-------------------------------------------------------      ------------   ------------                 -------------
  Total Investments                                           314,124,853    157,182,813    107,224,229    133,728,316
-------------------------------------------------------
Cash                                                                  705          2,682             50      3,270,630
-------------------------------------------------------
Foreign Currency                                                        -              -              -      2,017,499
-------------------------------------------------------
Interest and dividends receivable                                 218,749         40,023        596,275        158,482
-------------------------------------------------------
Reclaim receivable                                                      -              -              -         53,454
-------------------------------------------------------
Receivable for investments sold                                 1,429,316              -      2,912,007      1,849,138
-------------------------------------------------------
Receivable for Fund shares sold                                   109,173         54,002         64,306          7,542
-------------------------------------------------------
Unrealized foreign currency gains                                       -              -              -      1,847,239
-------------------------------------------------------
Unamortized organizational costs                                    3,472          3,088          3,269         29,563
-------------------------------------------------------
Prepaid expenses and other assets                                   5,604          3,234          2,815         15,020
-------------------------------------------------------      ------------   ------------   ------------  -------------
  Total Assets                                                315,891,872    157,285,842    110,802,951    142,976,883
-------------------------------------------------------      ------------   ------------   ------------  -------------
Liabilities:
-------------------------------------------------------
Payable for forward foreign currency exchange
  contracts exercised                                                   -              -              -          9,452
-------------------------------------------------------
Payable for investments purchased                               1,337,280      1,319,632        870,349      5,516,502
-------------------------------------------------------
Payable for Fund shares redeemed                                  120,824         13,396         40,997         17,652
-------------------------------------------------------
Options written, at value (premiums received $76,900,
  $0, $12,285, and $0 respectively)                               181,500              -         29,375              -
-------------------------------------------------------
Unrealized foreign currency losses                                      -              -              -              -
-------------------------------------------------------
Accrued expenses and other payables:
-------------------------------------------------------
  Investment advisory fees                                        197,891        105,408         71,365        117,295
-------------------------------------------------------
  Administration fees                                              22,858         11,660          8,201         10,376
-------------------------------------------------------
  Distributions and servicing fees                                  2,810          1,301          1,301              -
-------------------------------------------------------
  Accounting and transfer agent fees                               24,248         13,502         16,506         17,916
-------------------------------------------------------
  Custodian fees                                                        -              -              -         30,943
-------------------------------------------------------
  Legal and audit fees                                              9,249          9,249          9,249          9,749
-------------------------------------------------------
  Printing fees                                                     9,780              -          4,109          5,872
-------------------------------------------------------
  Other                                                            44,328         21,505         19,529        169,724
 -------------------------------------------------------      ------------   ------------   ------------  -------------
  Total Liabilities                                             1,950,768      1,495,653      1,070,981      5,905,481
 -------------------------------------------------------      ------------   ------------   ------------  -------------
Net Assets:
-------------------------------------------------------
Paid-in capital                                               217,114,408    120,263,537     90,015,221    129,927,518
-------------------------------------------------------
Net unrealized appreciation on investments
  and foreign currency                                         96,016,139     36,776,443     19,213,890      2,460,211
-------------------------------------------------------
Accumulated net realized gains (losses) on investment
  and foreign currency transactions                               901,103     (1,188,702)       347,799      7,356,694
-------------------------------------------------------
Undistributed net investment income (loss)                        (94,546)       (61,089)       155,060     (2,673,021)
-------------------------------------------------------      ------------   ------------   ------------  -------------
  Net Assets                                                 $313,937,104   $155,790,189   $109,731,970   $137,071,402
-------------------------------------------------------      ------------   ------------   ------------  -------------
Net Assets
-------------------------------------------------------
  Investment A Shares                                        $312,799,828   $155,438,927   $109,257,693   $136,937,065
-------------------------------------------------------
  Investment C Shares                                           1,137,276        351,262        474,277        134,337
-------------------------------------------------------      ------------   ------------   ------------  -------------
  Total                                                      $313,937,104   $155,790,189   $109,731,970   $137,071,402
-------------------------------------------------------      ------------   ------------   ------------  -------------
Outstanding units of beneficial interest (shares)
-------------------------------------------------------
  Investment A Shares                                          20,014,822     11,084,355      8,296,882     13,337,970
-------------------------------------------------------
  Investment C Shares                                              72,833         25,132         36,022         13,118
-------------------------------------------------------      ------------   ------------   ------------  -------------
  Total                                                        20,087,655     11,109,487      8,332,904     13,351,088
-------------------------------------------------------      ------------   ------------   ------------  -------------
Net asset value
  Redemption price per share - Investment A Shares           $      15.63   $      14.02   $      13.17   $      10.27
-------------------------------------------------------      ------------   ------------   ------------  -------------
  Offering price per share - Investment C Shares*            $      15.61   $      13.98   $      13.17   $      10.24
-------------------------------------------------------      ------------   ------------   ------------  -------------
Maximum Sales Charge                                                4.50%          4.50%          4.50%          4.50%
-------------------------------------------------------      ------------   ------------   ------------  -------------
Maximum Offering Price (100%/(100%-Maximum Sales
  Charge) of net asset value adjusted to nearest cent)
  per share (Investment A Shares)                            $      16.37   $      14.68   $     13.79    $      10.75
-------------------------------------------------------      ------------   ------------   ------------  -------------

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Assets and  Liabilities
January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                                                      Commercial     Government    U.S. Treasury
                                                                        Paper       Cash Reserves   Obligations
                                                                         Fund           Fund           Fund
                                                                     ------------   -------------  -------------
Assets:
------------------------------------------------------------
Investments, at value (Amortized cost $251,536,362;
  $273,006,308; and $147,287,090, respectively)                      $273,006,308    $251,536,362   $147,287,090
------------------------------------------------------------
Repurchase agreements ($0; $60,765,000; and $338,258,000,
  respectively)                                                        60,765,000               -    338,258,000
------------------------------------------------------------         ------------    ------------   ------------
  Total Investments                                                   333,771,308     251,536,362    485,545,090
------------------------------------------------------------
Cash                                                                          113          37,937            141
------------------------------------------------------------
Interest receivable                                                       177,536         468,145      2,787,439
------------------------------------------------------------
Prepaid expenses and other assets                                           5,118           3,881         10,541
------------------------------------------------------------         ------------    ------------   ------------
  Total Assets                                                        333,954,075     252,046,325    488,343,211
------------------------------------------------------------         ------------    ------------   ------------
Liabilities:
------------------------------------------------------------
Dividends payable                                                       1,488,781       1,056,307      2,034,940
------------------------------------------------------------
Accrued expenses and other payables:
------------------------------------------------------------
  Investment advisory fees                                                106,818          71,467        106,251
------------------------------------------------------------
  Administration fees                                                      27,006          19,207         36,112
------------------------------------------------------------
  Accounting and transfer agent fees                                       24,733          19,144         26,244
------------------------------------------------------------
  Custodian fees                                                                -           1,300          4,100
------------------------------------------------------------
  Legal and audit fees                                                      7,428           9,428          4,178
------------------------------------------------------------
  Other                                                                    18,704          25,504         20,696
------------------------------------------------------------         ------------    ------------   ------------
  Total Liabilities                                                     1,673,470       1,202,357      2,232,521
------------------------------------------------------------         ------------    ------------   ------------
Net Assets:
------------------------------------------------------------
Paid-in capital                                                       332,280,673     250,843,399    486,106,356
------------------------------------------------------------
Accumulated net realized gains (losses)
  on investment transactions                                                   (5)            569           (743)
------------------------------------------------------------
Undistributed net investment income (loss)                                    (63)              -          5,077
------------------------------------------------------------         ------------    ------------   ------------
  Net Assets                                                         $332,280,605    $250,843,968   $486,110,690
------------------------------------------------------------         ------------    ------------   ------------
Net Assets
------------------------------------------------------------
  Trust Shares                                                       $306,812,171    $156,452,716   $486,110,690
------------------------------------------------------------
  Investor Shares                                                      25,468,434      94,391,252              -
------------------------------------------------------------         ------------    ------------   ------------
  Total                                                              $332,280,605    $250,843,968   $486,110,690
------------------------------------------------------------         ------------    ------------   ------------
Outstanding units of beneficial interest (shares)
------------------------------------------------------------
  Trust Shares                                                        306,812,492     156,452,554    486,111,706
------------------------------------------------------------
  Investor Shares                                                      25,468,453      94,390,845              -
------------------------------------------------------------         ------------    ------------   ------------
  Total                                                               332,280,945     250,843,399    486,111,706
------------------------------------------------------------         ------------    ------------   ------------
Net asset value
------------------------------------------------------------
  Offering and redemption price per share - Investor Shares          $       1.00    $       1.00   $       1.00
------------------------------------------------------------         ------------    ------------   ------------
  Offering and redemption price per share - Trust Shares             $       1.00    $       1.00   $          -
------------------------------------------------------------         ------------    ------------   ------------

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the six months ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                               U.S.
                                            Government  Municipal   Bond Fund
                                            Securities     Bond        For
                                               Fund       Fund*      Income*
                                            ----------  ----------  ---------
INVESTMENT INCOME:
-------------------------------------
Interest income                             $1,298,672  $   72,935  $  122,662
-------------------------------------
Dividend income                                      -           -       3,946
-------------------------------------       ----------  ----------  ----------
  Total Income                               1,298,672      72,935     126,608
-------------------------------------       ----------  ----------  ----------
EXPENSES:
-------------------------------------
Investment advisory fees                       115,687       7,571      10,411
-------------------------------------
Administrative fees                             19,027       1,191       1,637
-------------------------------------
Organizational costs                             2,315           -           -
-------------------------------------
Distribution and service fees -
 Investment C                                   73,778       4,818       6,625
-------------------------------------
Portfolio accounting, transfer and
 dividend disbursing agent fees
 and expenses                                   14,097           -           -
-------------------------------------
Directors'/Trustees' fees                          897           -           -
-------------------------------------
Audit fees                                       6,971           -         230
-------------------------------------
Custodian                                        2,109         138         189
-------------------------------------
Legal fees                                       4,664           -         350
-------------------------------------
Fund share registration costs                   10,817           -           -
-------------------------------------
Printing and postage expense                     3,196           -           -
-------------------------------------
Insurance expense                                  845           -           -
-------------------------------------
Other                                           10,619         155         647
-------------------------------------       ----------  ----------  ----------

       Total Expenses                          265,022      13,873      20,089
-------------------------------------       ----------  ----------  ----------
Deduct--
-------------------------------------
 Fee Waivers                                   103,096       4,956       6,816
-------------------------------------       ----------  ----------  ----------
 Net expenses                                  161,926       8,917      13,273
-------------------------------------       ----------  ----------  ----------
       Net Investment Income                 1,136,746      64,018     113,335
-------------------------------------       ----------  ----------  ----------
Realized and Unrealized Gains
(Losses) from Investments:
-------------------------------------
Net realized gains (losses) from
 investments                                   196,879           -    (147,100)
-------------------------------------
Net change in unrealized appreciation
 from investments                              206,698   1,924,537   1,292,185
-------------------------------------       ----------  ----------  ----------
Net realized/unrealized gains
 from investments                              403,577   1,924,537   1,145,085
-------------------------------------       ----------  ----------  ----------
Change in net assets resulting
 from operations                            $1,540,323  $1,988,555  $1,258,420
-------------------------------------       ==========  ==========  ==========


* Commencement of operations of the fund began January 27, 1997.
(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the six months ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                           Equity      Quality   Ohio Tax Free
                                           Income        Bond        Bond
                                            Fund*        Fund        Fund
                                         -----------  ---------- --------------
INVESTMENT INCOME:
-------------------------------------
Interest income                          $     3,799  $2,776,193    $3,253,262
-------------------------------------
Dividend income                               67,200           -             -
-------------------------------------    ------------ ---------- --------------
  Total Income                                70,999   2,776,193     3,253,262
-------------------------------------    ------------ ---------- --------------

EXPENSES:
-------------------------------------
Investment advisory fees                      11,384     241,451       358,887
-------------------------------------
Administrative fees                            1,231      39,731        58,987
-------------------------------------
Organizational costs                               -       1,974         2,494
-------------------------------------
Distribution and service fees -
 Investment C                                  4,980     153,779       229,232
-------------------------------------
Portfolio accounting, transfer and
 dividend disbursing agent fees and
 expenses                                        625      14,314        12,143
-------------------------------------
Directors'/Trustees' fees                          -       1,382         1,490
-------------------------------------
Audit fees                                       230       6,971         6,971
-------------------------------------
Custodian                                        142       4,400         6,550
-------------------------------------
Legal fees                                       350       4,664         4,664
-------------------------------------
Fund share registration costs                      -      15,267         9,176
-------------------------------------
Printing and postage expense                       -       6,574         9,942
-------------------------------------
Insurance expense                                  -       2,281         1,001
-------------------------------------
Other                                            726      13,853        25,906
-------------------------------------    ------------ ---------- --------------
       Total Expenses                         19,668     506,641       727,443
-------------------------------------    ------------ ---------- --------------
Deduct--
-------------------------------------
 Fee Waivers                                   5,123     176,298       237,419
-------------------------------------    -----------  ---------- --------------
 Net expenses                                 14,545     330,342       490,024
-------------------------------------    -----------  ---------- --------------
       Net Investment Income                  56,454   2,445,850     2,763,238
-------------------------------------    -----------  ---------- --------------
Realized and Unrealized Gains
(Losses) from Investments:
-------------------------------------
Net realized gains (losses) from
 investments                               2,206,963     (50,441)      219,684
-------------------------------------
Net change in unrealized appreciation
 from investments                          28,998,120   1,257,231     2,737,524
-------------------------------------    -----------  ---------- --------------
Net realized/unrealized gains
 from investments                         31,205,083   1,206,790     2,957,208
-------------------------------------    -----------  ---------- --------------
Change in net assets resulting
 from operations                         $31,261,537  $3,652,640    $5,720,446
-------------------------------------    ===========  ========== ==============

* Commencement of operations of the fund began January 27, 1997.
(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the six months ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                                                Quality                                       International
                                                                Growth          Mid Cap        Balanced           Equity
                                                                 Fund            Fund            Fund              Fund
                                                            -------------    ------------    ------------      -----------
INVESTMENT INCOME:
----------------------------------------------
Interest income                                              $   298,603     $   162,139     $ 1,171,909       $  142,482
----------------------------------------------
Dividend income                                                1,525,541         556,105         402,494          700,504
----------------------------------------------
Foreign tax withholding                                               --              --              --          (70,021)
----------------------------------------------               ------------    ------------    ------------      -----------
  Total Income                                                 1,824,144         718,244       1,574,403          772,965
----------------------------------------------               ------------    ------------    ------------      -----------
EXPENSES:
----------------------------------------------
Investment advisory fees                                         987,435         512,173         414,994          660,172
----------------------------------------------
Administrative fees                                              111,243          57,921          47,040           59,744
----------------------------------------------
Distribution and service fees - Investment C                     434,311         225,803         183,492          231,930
----------------------------------------------
Organization expense                                               1,543           1,930           2,043            5,281
----------------------------------------------
Custodian fees                                                    12,340           6,424           5,210           91,871
----------------------------------------------
Portfolio accounting, transfer and dividend
  disbursing agent fees and expenses                              21,061          15,021          14,927           92,134
----------------------------------------------
Directors'/Trustees' fees                                          2,684           1,636           2,173            1,296
----------------------------------------------
Audit fees                                                         6,971           6,971           6,971            6,971
----------------------------------------------
Legal fees                                                         4,664           4,664           4,664            4,664
----------------------------------------------
Fund share registration costs                                     18,305          14,738          16,106            9,701
----------------------------------------------
Printing and postage expense                                      20,264           9,549           7,569            4,407
----------------------------------------------
Insurance expense                                                  3,672           2,026           2,523            3,302
----------------------------------------------
Other                                                             51,631          18,970          17,514            7,206
----------------------------------------------               ------------    ------------    ------------      -----------
  Total Expenses                                               1,676,124         877,826         725,226        1,178,679
----------------------------------------------               ------------    ------------    ------------      -----------
Deduct--
----------------------------------------------
 Fee Waivers                                                     443,845         235,200         204,795          240,271
----------------------------------------------               ------------    ------------    ------------      -----------
 Net expenses                                                  1,232,279         642,626         520,431          938,408
----------------------------------------------               ------------    ------------    ------------      -----------
  Net Investment Income                                          591,865          75,618       1,053,972         (165,443)
----------------------------------------------               ------------    ------------    ------------      -----------
Realized and Unrealized Gains (Losses) from Investments
and Foreign Currency Transactions:
----------------------------------------------
Net realized gains (losses) from investments
  and foreign currency transactions                            2,772,425        (528,924)        972,574        5,255,502
----------------------------------------------
Net change in unrealized appreciation (depreciation)
  from investments and translation of assets and
  liabilities in foreign securities                           79,309,347      34,763,395      14,612,270         (580,922)
----------------------------------------------               ------------    ------------    ------------      -----------
Net realized and unrealized gains
  from investments and foreign currency                       82,081,772      34,234,471      15,584,844        4,674,580
----------------------------------------------               ------------    ------------    ------------      -----------
  Change in net assets resulting
  from operations                                            $82,673,637     $34,310,089     $16,638,816       $4,509,137
----------------------------------------------               ------------    ------------    ------------      -----------

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the six months ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                         Commercial      Government   U.S. Treasury
                                           Paper       Cash Reserves   Obligations
                                            Fund           Fund           Fund
                                         ----------    -----------    -----------
INVESTMENT INCOME:
--------------------------------
Interest income                          $8,651,512     $6,459,346    $12,699,139
--------------------------------         ----------    -----------    -----------
EXPENSES:
--------------------------------
Investment advisory fees                    634,003        481,209        945,641
--------------------------------
Administrative fees                         143,378        108,800        213,896
--------------------------------
Distributions fees                           42,194        158,985             --
--------------------------------
Portfolio accounting, transfer and
 dividend disbursing agent
 fees and expenses                           45,892         36,997         45,892
--------------------------------
Directors'/Trustees' fees                     2,074          2,783          3,208
--------------------------------
Audit fees                                    7,150          7,150          5,150
--------------------------------
Custodian                                    15,886          7,414         23,887
--------------------------------
Legal fees                                    4,664          4,664          4,664
--------------------------------
Fund share registration costs                26,701          4,931         43,403
--------------------------------
Printing and postage expense                 25,877         22,067         21,955
--------------------------------
Insurance expense                             7,335          5,517         12,732
--------------------------------
Other                                         7,692          9,019          5,270
--------------------------------         ----------    -----------    -----------
       Total Expenses                       962,846        849,536      1,325,698
--------------------------------         ----------    -----------    -----------
Deduct--
--------------------------------
 Fee Waivers                                138,694        243,863        333,069
--------------------------------         ----------    -----------    -----------
 Net expenses                               824,152        605,673        992,629
--------------------------------         ----------    -----------    -----------
       Net Investment Income              7,827,360      5,853,673     11,706,510
--------------------------------         ----------    -----------    -----------
Realized Gains (Losses) from
 Investments:
--------------------------------
Net realized gains (losses) from
 investment transactions                          -            569         (2,133)
--------------------------------         ----------    -----------    -----------
 Change in net assets resulting
 from operations                         $7,827,360     $5,854,242    $11,704,377
--------------------------------         ==========    ===========    ===========


(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                            U.S. Government Securities Fund           Municipal Bond Fund*
                                           ---------------------------------  ----------------------------------
                                             Period Ended       Year Ended     Period Ended          Year Ended
                                              January 31,        July 31,       January 31,           July 31,
                                                 1997              1996            1997                 1996
                                           ---------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations
Net investment income                         $ 1,136,746      $ 1,588,713     $     64,018         $         -
Net realized gains (losses) on investment
  transactions                                    196,879           49,340                -
Change in unrealized appreciation
  of investments                                  206,698         (663,274)       1,924,537                   -
                                           ---------------   --------------   --------------   -----------------
Change in net assets resulting from
  operations                                    1,540,323          974,779        1,988,555                   -
                                           ---------------   --------------   --------------   -----------------
Distributions to Shareholders
Dividends to shareholders from net
  investment income                            (1,121,035)      (1,637,316)               -                   -
                                           ---------------   --------------   --------------   -----------------
Fund Share (Principal) Transactions
Proceeds from sale of shares                   21,890,912       11,833,299       99,282,257                   -
Net asset value of shares issued to
  shareholders in payment of
  dividends declared                              636,284        1,353,918                -                   -
Cost of shares redeemed                        (7,775,307)      (6,776,306)        (187,435)                  -
                                           ---------------   --------------   --------------   -----------------
    Change in net assets from Fund
    share transactions                         14,751,889        6,410,911       99,094,822                   -
                                           ---------------   --------------   --------------   -----------------
       Change in net assets                    15,171,177        5,748,374      101,083,377                   -

Net Assets:
Beginning of period                            30,802,426       25,054,052                -                   -
                                           ---------------   --------------   --------------   -----------------
End of period                                 $45,973,603      $30,802,426     $101,083,377                   -
                                           ===============   ==============   ==============   =================

*Commencement of operations of the Fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                               Bond Fund For Income
                                          -------------------------------
                                             Period Ended   Year Ended
                                               January 31,    July 31,
                                                   1997         1996
                                          -------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                        $    113,335  $         -
Net realized gains (losses) on investment
  transactions                                    147,100            -
Change in unrealized appreciation
  of investments                                1,292,185            -
                                             ------------  -----------
   Change in net assets resulting from
   operations                                   1,258,420            -
                                             ------------  -----------
Distributions to Shareholders--
Dividends to shareholders from net
  investment income                                     -            -
                                             ------------  -----------
Fund Share (Principal) Transactions--
Proceeds from sale of shares                  137,590,464            -
Net asset value of shares issued to
  shareholder in payment of
  dividends declared                                    -            -
Cost of shares redeemed                          (166,530)           -
                                             ------------  -----------
  Change in net assets from Fund
  share transactions                          137,423,934            -
                                             ------------  -----------
   Change in net assets                       138,682,354            -
Net Assets:
Beginning of period                                     -            -
                                             ------------  -----------
End of period                                $138,682,354  $         -
                                             ============  ===========

*Commencement of operations of the Fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                                 Equity Income Fund               Quality Bond Fund
                                            ---------------------------      ----------------------------
                                             Period Ended   Year Ended        Period Ended    Year Ended
                                              January 31,    July 31,          January 31,     July 31,
                                                 1997          1996               1997           1996
                                            ---------------------------      ----------------------------
Increase (Decrease) in Net Assets:

Operations--

Net investment income                       $     56,454      $      -       $  2,445,850   $  4,238,365

Net realized gains (losses) on investment
  transactions                                 2,206,963             -            (50,441)       744,080

Change in unrealized appreciation
  of investments                              28,998,120             -          1,257,231     (2,623,898)
                                            ------------   ------------      ------------   ------------
    Change in net assets resulting from
    operations                                31,261,537             -          3,652,640      2,358,547
                                            ------------   ------------      ------------   ------------

Distributions to Shareholders--

Dividends to shareholders from net
   investment income                                   -             -         (2,422,032)    (4,303,667)
                                            ------------   ------------      ------------   ------------
Fund Share (Principal) Transactions--

Proceeds from sale of shares                  73,821,984             -         12,070,288     39,431,397

Net asset value of shares issued to
   shareholders in payment of dividends
   declared                                            -             -          1,433,498      2,812,476

Cost of shares redeemed                         (300,411)            -        (10,388,997)   (12,482,075)
                                            ------------   ------------      ------------   ------------
    Change in net assets from Fund
    share transactions                        73,521,573             -          3,114,789     29,761,798
                                            ------------   ------------      ------------   ------------
       Change in net assets                  104,783,110             -          4,345,397     27,816,678

Net Assets:

Beginning of period                                    -             -         83,583,833     55,767,155
                                            ------------   ------------      ------------   ------------

End of period                               $104,783,110             -       $ 87,929,230   $ 83,583,833
                                            ------------   ------------      ------------   ------------

*Commencement of operations of the Fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                                Ohio Tax Free Bond Fund
                                             -----------------------------
                                              Period Ended     Year Ended
                                               January 31,       July 31,
                                                  1997             1996
                                             -------------  --------------
Increase (Decrease) in Net Assets:

Operations--

Net investment income                         $  2,763,238     $ 1,289,676
Net realized gains (losses) on investment
  transactions                                     219,684         (40,784)

Change in unrealized appreciation
  of investments                                 2,737,524          93,485
                                             -------------  --------------

    Change in net assets resulting from
    operations                                   5,720,466       1,342,377
                                             -------------  --------------

Distributions to Shareholders--

Dividends to shareholders from net
  investment income                             (2,798,568)     (1,310,667)
                                             -------------  --------------

Fund Share (Principal) Transactions--

Proceeds from sale of shares                   145,257,285      14,492,573

Net asset value of shares issued to
  shareholders in payment of dividends
  declared                                         394,464         674,890

Cost of shares redeemed                        (14,488,827)     (8,012,250)
                                             -------------  --------------
  Change in net assets from Fund
  share transactions                           131,162,922       7,155,213
                                             -------------  --------------
    Change in net assets                       134,084,800       7,186,923

Net Assets:

Beginning of period                             35,501,493      28,314,570
                                             -------------  --------------

End of period                                 $169,586,293     $35,501,493
                                             =============  ==============

*Commencement of operations of the Fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                                  Quality Growth Fund               Mid Cap Fund
                                               ---------------------------   --------------------------
                                               Period Ended    Year Ended    Period Ended    Year Ended
                                                January 31,     July 31,      January 31,     July 31,
                                                   1997           1996           1997           1996
                                               ---------------------------   --------------------------
Increase (Decrease) in Net Assets:

Operations--

Net investment income                          $    591,865   $  1,111,553   $     75,618   $    276,462

Net realized gains (losses) on investment
  transactions                                    2,772,425      7,282,669       (528,924)     6,886,447

Change in unrealized appreciation
  (depreciation) of investments                  79,309,347      3,763,504     34,763,395     (7,269,804)
                                               ------------   ------------   ------------   ------------
    Change in net assets resulting from
    operations                                   82,673,637     12,157,726     34,310,089       (106,895)
                                               ------------   ------------   ------------   ------------
Distributions to Shareholders--

Dividends to shareholders from net
  investment income                                (817,680)    (1,065,070)      (135,572)      (318,956)

Distributions to shareholders from net
  realized gains on investment transactions      (7,488,812)            --     (6,714,417)      (426,106)
                                               ------------   ------------   ------------   ------------
    Change in net assets from distributions
    to shareholders                              (8,306,492)    (1,065,070)    (6,849,989)      (745,062)
                                               ------------   ------------   ------------   ------------
Fund Share (Principal) Transactions--

Proceeds from sale of shares                    113,908,230     55,175,326     58,921,025     36,279,555

Net asset value of shares issued to
  shareholders in payment of dividends
  declared                                        6,020,823        864,887      5,520,809        605,387

Cost of shares redeemed                         (15,248,013)   (14,838,411)    (9,003,771)   (10,324,706)
                                               ------------   ------------   ------------   ------------
    Change in net assets from Fund
    share transactions                          104,681,040     41,201,802     55,438,063     26,560,236
                                               ------------   ------------   ------------   ------------
       Change in net assets                     179,048,185     52,294,458     82,898,162     25,708,279

Net Assets:

Beginning of period                             134,888,919     82,594,461     72,892,026     47,183,747
                                               ------------   ------------   ------------   ------------

End of period                                  $313,937,104   $134,888,919   $155,790,189   $ 72,892,026
                                               ============   ============   ============   ============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                                     Balanced Fund            International Equity Fund
                                               --------------------------    --------------------------
                                               Period Ended    Year Ended    Period Ended    Year Ended
                                                January 31,     July 31,      January 31,     July 31,
                                                   1997           1996           1997           1996
                                               --------------------------    --------------------------
Increase (Decrease) in Net Assets:

Operations--

Net investment income                          $  1,053,972   $  1,828,018   $   (165,443)  $    107,635

Net realized gains (losses) on investment
  transactions                                      972,574      5,250,744      5,255,502     10,543,032

Change in unrealized appreciation
  (depreciation) of investments                  14,612,270     (2,997,492)      (580,922)    (2,327,344)
                                               ------------   ------------   ------------   ------------
    Change in net assets resulting from
    operations                                   16,638,816      4,081,270      4,509,137      8,323,323
                                               ------------   ------------   ------------   ------------
Distributions to Shareholders--

Dividends to shareholders from net
  investment income                              (1,072,145)    (1,770,121)   (10,353,967)            --

Distributions to shareholders from net
  realized gains on investment transactions      (3,953,642)            --       (695,077)            --
                                               ------------   ------------   ------------   ------------
    Change in net assets from distributions
    to shareholders                              (5,025,787)    (1,770,121)   (11,049,044)            --
                                               ------------   ------------   ------------   ------------
Fund Share (Principal) Transactions--

Proceeds from sale of shares                     10,777,583     45,799,084     22,395,588     33,662,776

Net asset value of shares issued to
  shareholders in payment of dividends
  declared                                        4,707,642      1,672,911      7,089,844             --

Cost of shares redeemed                         (10,438,773)   (14,785,158)    (6,280,673)    (8,021,101)
                                               ------------   ------------   ------------   ------------
    Change in net assets from Fund
    share transactions                            5,046,452     32,686,837     23,204,759     25,641,675
                                               ------------   ------------   ------------   ------------
       Change in net assets                      16,659,481     34,997,986     16,664,852     33,964,998

Net Assets:

Beginning of period                              93,072,489     58,074,503    120,406,550     86,441,552
                                               ------------   ------------   ------------   ------------

End of period                                  $109,731,970   $ 93,072,489   $137,071,402   $120,406,550
                                               ============   ============   ============   ============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                                  Commercial Paper Fund        Government Cash Reserves Fund
                                              -----------------------------   ------------------------------
                                              Period Ended      Year Ended      Period Ended     Year Ended
                                              January 31,        July 31,       January 31,       July 31,
                                                  1997             1996             1997            1996
                                              -----------------------------   ------------------------------
Increase (Decrease) in Net Assets:

Operations--

Net investment income                        $   7,827,360   $    13,588,093   $   5,853,673   $   9,453,339

Net realized gains (losses) on investment
  transactions                                           -                (5)            569               -
                                             -------------   ---------------   -------------   -------------
    Change in net assets resulting from
    operations                                   7,827,360        13,588,088       5,854,242       9,453,399
                                             -------------   ---------------   -------------   -------------
Distributions to Shareholders--

Dividends to shareholders from net
  investment income

  Trust Shares                                  (7,232,712)      (12,697,512)     (3,643,899)     (6,408,695)

  Investment Shares                               (594,648)         (890,643)     (2,209,774)     (3,044,644)
                                             -------------   ---------------   -------------   -------------
  Change in net assets from distributions
  to shareholders                               (7,827,360)      (13,588,155)     (5,853,673)     (9,453,339)
                                             -------------   ---------------   -------------   -------------
Fund Share (Principal) Transactions--

Proceeds from sale of shares                   640,266,925     1,182,031,780     208,072,632     295,250,564

Net asset value of shares issued to
  shareholders in payment of dividends
  declared                                         390,163           326,263               -               -

Cost of shares redeemed                       (628,538,583)   (1,096,004,620)   (158,399,013)   (269,409,604)
                                             -------------   ---------------   -------------   -------------
    Change in net assets from Fund
    share transactions                          12,118,505        86,353,423      49,673,619      25,840,960
                                             -------------   ---------------   -------------   -------------
       Change in net assets                     12,118,505        86,353,356      49,674,188      25,840,960

Net Assets:

Beginning of period                            320,162,100       233,808,744     201,169,780     175,328,820
                                             -------------   ---------------   -------------   -------------

End of period                                $ 332,280,605   $   320,162,100   $ 250,843,968   $ 201,169,780
                                             =============   ===============   =============   =============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
For the period ended January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                             U.S. Treasury Obligations Fund
                                             ------------------------------
                                              Period Ended      Year Ended
                                              January 31,        July 31,
                                                  1997             1996
                                             ------------------------------
Increase (Decrease) in Net Assets:

Operations--

Net investment income                        $  11,706,510   $    19,816,920

Net realized gains (losses) on investment
  transactions                                      (2,133)            1,390
                                             -------------   ---------------
    Change in net assets resulting from
    operations                                  11,704,377        19,818,310
                                             -------------   ---------------
Distributions to Shareholders--

Dividends to shareholders from net
  investment income

  Trust Shares                                 (11,706,512)      (19,811,841)

  Investment Shares                                      -                 -
                                             -------------   ---------------
  Change in net assets from distributions
  to shareholders                              (11,706,512)      (19,811,841)
                                             -------------   ---------------
Fund Share (Principal) Transactions--

Proceeds from sale of shares                   895,301,927     1,423,327,002

Net asset value of shares issued to
  shareholders in payment of dividends
  declared                                       2,687,288         2,033,312

Cost of shares redeemed                       (901,104,814)   (1,257,778,477)
                                             -------------   ---------------
    Change in net assets from Fund
    share transactions                          (3,115,599)      167,581,837
                                             -------------   ---------------
       Change in net assets                     (3,117,734)      167,588,306

Net Assets:

Beginning of period                            489,228,424       321,640,118
                                             -------------   ---------------

End of period                                $ 486,110,690   $   489,228,424
                                             =============   ===============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Notes to Financial Statements
January 31, 1997
--------------------------------------------------------------------------------


(1) Organization

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At January 31, 1997, the Trust consisted of thirteen separate investment portfolios.

The accompanying financial statements relate to the following Funds (referred to individually as "Fund" and collectively as "Funds"):

Portfolio Name
--------------------------------------------------------------------------------
Fountain Square U.S. Government Securities Fund ("Government Securities Fund") Fountain Square Municipal Bond Fund ("Municipal Bond Fund")
Fountain Square Bond Fund For Income ("Bond Fund For Income")
Fountain Square Equity Income Fund ("Equity Income Fund")
Fountain Square Quality Bond Fund ("Quality Bond Fund")
Fountain Square Ohio Tax Free Bond Fund ("Ohio Tax Free Fund")
Fountain Square Quality Growth Fund ("Quality Growth Fund")
Fountain Square Mid Cap Fund ("Mid Cap Fund")
Fountain Square Balanced Fund ("Balanced Fund")
Fountain Square International Equity Fund ("International Equity Fund")
Fountain Square Commercial Paper ("Commercial Paper Fund")
Fountain Square Government Cash Reserves ("Government Cash Reserves Fund") Fountain Square U.S. Treasury Obligations ("Treasury Obligations Fund")

The Equity and Income Funds each issue two classes of shares: Investment A Shares and Investment C Shares. The Money Market Funds each issue two classes of shares: Trust Shares and Investment Shares except the Treasury Obligations Fund which only issues Trust Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Investment C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees and 12b-1 fees paid by Investment C Shares and 12b-1 fees paid by the Investment A Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

The investment objective of the Commercial Paper Fund is to achieve current income consistent with stability of principal and liquidity. The Fund pursues its objective by investing in money market instruments maturing in 13 months or less, with at least 65% of its assets invested in commercial paper. The investment objective of the Government Cash Reserves Fund is to achieve high current income consistent with stability of principal and liquidity. The Fund pursues its objective by investing in short-term U.S. government securities maturing in 13 months or less. The investment objective of the Fund is to achieve stability of principal and current income consistent with stability of principal. The Fund pursues its objective by investing in short-term U.S. Treasury obligations. The investment objective of the Government Securities Fund is to provide a high level of current income. The Fund pursues its objective by investing in U.S. government securities. The investment objective of the Quality Bond Fund is to achieve high current income. The Fund pursues its by investing in investment grade bonds. The investment objective of the Ohio Tax Free Fund is to provide current income exempt from federal income tax and personal income taxes imposed by the state of Ohio and Ohio municipalities. The Fund

Fountain Square Funds
--------------------------------------------------------------------------------

pursues its objective by investing primarily in Ohio municipal securities. The investment objective of the Quality Growth Fund is to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks of high quality companies. The investment objective of the Mid Cap Fund is to provide growth of capital. The Fund pursues its objective by investing primarily in securities selected by the Advisor on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and the risk and volatility of the company's business. The investment objective of the Balanced Fund is to pursue capital appreciation and income. The Fund pursues its objective by investing primarily in diversified portfolio of common and preferred stocks. The investment objective of the International Equity Fund is to seek long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities of non-U.S. issuers. The investment objective of the Equity Income Fund is to provide a high level of current income consistent with capital appreciation. The Fund pursues its objective by investing in a diversified portfolio of high quality common stocks or convertible securities that have above-average current yield. The investment objective of the Bond Fund for Income is to provide a high level of current income. The Fund pursues its objective by investing in a diversified portfolio of investment grade debt securities with remaining maturities of ten years or less. The investment objective of the Municipal Bond Fund is to provide a high level of current income that is exempt from federal regular income taxes. The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade municipal securities.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments in equity securities are determined on the basis of the mean between the latest available bid and asked prices in the principal market (last sales price on a national securities exchange). For unlisted securities, value is determined on the basis of the latest bid prices. Investments in other open-end investment companies are valued at net asset value as reported by such companies. Bonds and other fixed income securities are valued at prices provided by an independent pricing service. Value of all other securities is determined at fair value in good faith by the Board of Trustees (the "Trustees").

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Fountain Square Funds
--------------------------------------------------------------------------------

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. Foreign Currency Translation--The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments arising from fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the International Equity Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from fluctuations in the exchange rate.

E. Forward Commitments--The International Equity Fund may enter into forward commitments for forward foreign currency exchange contracts which are based upon financial indices at an exchange rate at a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At January 31, 1997 the International Equity Fund had outstanding forward foreign currency exchange contracts as set forth below.




                           Contracts                                                   Unrealized
Delivery                   To Deliver                        In Exchange               Appreciation
Date                       (Local Currency)                  For                       (Depreciation)

-------------------------------------------------------------------------------------------------------
German Deutsche Mark
Long Contracts:
2/04/97                       1,724,027                       1,049,317                     3,650
Short Contracts:
4/30/97                      10,917,807                       6,700,147                    (4,847)

French Franc
Long Contracts:
2/24/97                      10,146,000                       1,900,000                   (64,758)
2/28/97                      11,457,876                       2,070,720                     1,776
Short Contracts:
2/24/97                      35,888,555                       7,028,231                   536,591
5/27/97                       5,237,858                         951,232                    (1,327)



Fountain Square Funds
------------------------------------------------------------------------------------------------------------------------------------
Indonesia Rupiah
Long Contracts:
2/03/97                                      2,347,349,327                           990,234                          (2,500)
2/04/97                                        934,208,431                           393,699                            (596)

Netherlands Guilder
Long Contracts:
2/10/97                                          1,750,542                           985,000                         (32,337)
Short Contracts:
2/10/97                                          4,706,048                         2,794,482                         233,403

Swiss Franc
Short Contracts:
5/16/97                                          1,353,733                           956,687                           5,159

Japanese Yen
Long Contracts:
2/21/97                                        813,050,000                         7,000,000                        (301,561)
Short Contracts:
2/21/97                                        793,742,400                         7,200,000                         660,629
2/24/97                                        195,898,500                         1,750,000                         136,020
3/17/97                                      1,214,098,609                        10,719,423                         674,587
4/24/97                                        294,622,173                         2,460,310                           4,216

F. Foreign Currency Commitments--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

G. Option Contracts--The Balanced Fund, the Quality Growth Fund and the International Equity Fund may write or purchase option contracts. A written option obligates the Fund to deliver (a call), or to receive (a put), the contract amount of foreign currency upon exercise by the holder of the option. The value of the option contract is recorded as a liability, and unrealized gain or loss is measured by the difference between the current value and the premium received. At January 31, 1997, the Balanced Fund and the Quality Growth Fund had written options outstanding. At January 31, 1997, the International Equity Fund had no written options outstanding.

H. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

I. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Government Securities Fund, the Quality Bond Fund, the Quality Growth Fund, the Ohio Tax Free Fund, the Equity Income Fund, the Bond Fund for Income and the Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Mid Cap Fund and the Balanced Fund. Dividends from net investment income are declared and paid annually for International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting

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--------------------------------------------------------------------------------

   principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

J. Federal Taxes--It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary. However, federal taxes may be imposed on the International Equity Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Equity Fund's understanding of the applicable country's tax rules and rates.

K. Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

(3) Capital Share Transactions

Transactions in Fund shares were as follows:



                                                       Government Securities Fund
                                     ------------------------------------------------------------
                                         Six Months Ended                      Year Ended
                                         January 31, 1997                     July 31, 1996
                                     -------------------------         --------------------------
                                      Shares           Amount           Shares            Amount
                                    ---------        ----------        --------        ----------
Investment A Shares
   Sold                             2,275,871      $21,839,106        1,207,864       $11,764,813
   Reinvestment of dividends           65,839          634,680          139,029         1,353,429
   Redeemed                          (803,648)      (7,764,857)        (693,178)       (6,756,433)
                                -------------   --------------   --------------    --------------

Net increase  -
   Investment A Shares              1,538,062       14,708,929          653,715         6,361,809
----------------------------                    --------------   --------------    --------------
Investment C Shares
   Sold                                 5,308           51,806            7,148            68,486
   Reinvestment of dividends              166            1,604               51               489
   Redeemed                            (1,079)         (10,450)          (2,081)          (19,873)
----------------------------    -------------   --------------   --------------    --------------
Net increase -
   Investment C Shares                  4,395           42,960            5,118            49,102
----------------------------    -------------   --------------   --------------    --------------
Net increase
   in Fund                          1,542,457      $14,751,889          658,833       $ 6,410,911
----------------------------    -------------   --------------   --------------    --------------


                                         Municipal Bond Fund
                                     --------------------------
                                           Period Ended
                                         January 31, 1997*
                                     -------------------------
                                      Shares           Amount
                                    ---------        ----------
Investment A Shares
   Sold                             8,391,601      $11,242,649
   Reinvestment of dividends               --               --
   Redeemed                           (15,514)        (187,435)
-----------------------------
Net increase -
   Investment A Shares              8,376,087      $11,055,214
-----------------------------   -------------   --------------

Fountain Square Funds
--------------------------------------------------------------------------------
                                      Bond Fund For Income Fund
                                     --------------------------
                                           Period Ended
                                         January 31, 1997*
                                     --------------------------
                                      Shares            Amount
                                     --------         ---------
Investment A Shares
   Sold                            11,523,392       $85,580,831
   Reinvestment of dividends               --                --
   Redeemed                           (11,108)         (166,530)
-----------------------------   -------------    --------------
Net increase -
   Investment A Shares             11,512,284       $85,414,301
-----------------------------   -------------    --------------

                                         Equity Income Fund
                                    ---------------------------
                                           Period Ended
                                         January 31, 1997*
                                    ---------------------------
                                      Shares           Amount
                                    ---------        ----------
Investment A Shares
   Sold                             8,608,367      $100,864,283
   Reinvestment of dividends               --                --
   Redeemed                           (19,739)         (300,411)
----------------------------    -------------    --------------
Net increase -
   Investment A Shares              8,588,628      $100,563,872
----------------------------    -------------    --------------

                                                            Quality Bond Fund
                                    -------------------------------------------------------------
                                         Six Months Ended                      Year Ended
                                         January 31, 1997                     July 31, 1996
                                    --------------------------         --------------------------
                                      Shares           Amount           Shares            Amount
                                    ---------        ---------         --------        ----------
Investment A Shares
   Sold                             1,248,192      $12,023,042        4,008,865       $39,270,763
   Reinvestment of dividends          148,152        1,428,989          288,326         2,810,484
   Redeemed                        (1,074,078)     (10,388,635)      (1,276,978)      (12,481,439)
-----------------------------   -------------   --------------   --------------   ---------------
Net increase -
   Investment A Shares                322,266        3,063,396        3,020,213        29,599,808
-----------------------------   -------------   --------------   --------------   ---------------
Investment C Shares
   Sold                                 4,837           47,245           16,819           160,634
   Reinvestment of dividends              467            4,508              209             1,992
   Redeemed                               (38)            (362)             (67)             (636)
-----------------------------   -------------   --------------   --------------   ---------------
Net increase -
   Investment C Shares                  5,266           51,391           16,961           161,990
-----------------------------   -------------   --------------   --------------   ---------------
Net increase in Fund                  327,532      $ 3,114,787        3,037,174       $29,761,798
                                =============   ==============   ==============   ===============

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--------------------------------------------------------------------------------

                                                           Ohio Tax Free Fund
                                      ----------------------------------------------------------
                                         Six Months Ended                      Year Ended
                                         January 31, 1997                     July 31, 1996
                                      -----------------------           ------------------------
                                      Shares           Amount           Shares            Amount
                                      -----            -----            ------            ------
Investment A Shares
  Sold                             14,675,810     $145,257,285        1,434,711       $14,455,027
  Reinvestment of dividends            39,207          393,789           67,106           674,604
  Redeemed                         (1,437,501)     (14,487,600)        (793,921)       (8,012,194)
---------------------------                       ------------    -------------    --------------
Net increase -
 Investment A Shares               13,277,516      131,163,474          707,896         7,117,437
---------------------------                       ------------    -------------    --------------
Investment C Shares
 Sold                                      --               --            3,778            37,546
 Reinvestment of dividends                 67              675               29               286
 Redeemed                                (122)          (1,227)              (6)              (56)
---------------------------     -------------     ------------    -------------    --------------
Net increase -
 Investment C Shares                     (55)            (552)            3,801            37,776
---------------------------     -------------     ------------    -------------    --------------
Net increase in Fund               13,277,461     $131,162,922          711,697       $ 7,155,213
---------------------------     =============     ============    =============    ==============

                                                           Quality Growth Fund
                                      ----------------------------------------------------------
                                         Six Months Ended                      Year Ended
                                         January 31, 1997                     July 31, 1996
                                      -----------------------           ------------------------
                                      Shares           Amount           Shares            Amount
                                      ------           ------           -----             ------
Investment A Shares
 Sold                              10,412,753     $113,274,200        4,293,819       $54,745,108
 Reinvestment of dividends            433,534        5,992,147           67,561           864,887
 Redeemed                          (1,051,116)     (15,174,801)      (1,148,889)      (14,836,411)
---------------------------     -------------   --------------   --------------   ---------------
Net increase -
 Investment A Shares                9,795,171      104,091,546        3,212,491        40,773,584
---------------------------                     --------------   --------------   ---------------
Investment C Shares
 Sold                                  43,845          634,031           32,107           430,218
 Reinvestment of dividends              2,080           28,676               --                --
 Redeemed                              (5,050)         (73,212)            (151)           (2,000)
---------------------------     -------------   --------------   --------------   --------------
Net increase -
 Investment C Shares                   40,875          589,495           31,956           428,218
---------------------------     -------------   --------------   --------------   ---------------
Net increase
 in Fund                            9,836,046     $104,681,041        3,244,447       $41,201,802
---------------------------     =============   ==============   ==============   ===============
                                                              Mid Cap Fund
                                      ----------------------------------------------------------
                                         Six Months Ended                      Year Ended
                                         January 31, 1997                     July 31, 1996
                                      -----------------------           ------------------------
                                      Shares           Amount           Shares            Amount
                                      -------          ------           ------            ------
Investment A Shares
 Sold                               5,549,644      $58,783,870        2,746,262       $36,026,334
 Reinvestment of dividends            431,746        5,498,759           46,895           605,387
 Redeemed                            (662,278)      (8,934,954)        (774,971)      (10,324,706)
---------------------------     -------------   --------------   --------------   ---------------
Net increase -
 Investment A Shares                5,319,112       55,347,675        2,018,186        26,307,015
---------------------------     -------------   --------------   --------------   ---------------
Investment C Shares
 Sold                                  10,176          137,156           18,226           253,221
 Reinvestment of dividends              1,738           22,049               --                --
 Redeemed                              (5,007)         (68,816)              --                --
---------------------------                     --------------   --------------   ---------------
Net increase -
 Investment C Shares                    6,907           90,389           18,226           253,221
---------------------------     -------------   --------------   --------------   ---------------
Net increase in Fund                5,326,019      $55,438,064        2,036,412       $26,560,236
---------------------------     =============   ==============   ==============   ===============

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--------------------------------------------------------------------------------


                                                              Balanced Fund
                                     ------------------------------------------------------------
                                         Six Months Ended                      Year Ended
                                         January 31, 1997                     July 31, 1996
                                     -------------------------         --------------------------
                                      Shares           Amount           Shares            Amount
                                    ---------        ----------        --------        ----------
Investment A Shares
   Sold                               843,073      $10,617,284        3,843,429       $45,424,374
   Reinvestment of dividends          383,851        4,693,582          141,068         1,672,081
   Redeemed                          (887,771)     (10,435,059)      (1,233,992)      (14,683,107)
-----------------------------   -------------   --------------   --------------    --------------

Net increase -
   Investment A Shares                339,153        4,875,807        2,750,505        32,413,348
-----------------------------   -------------   --------------   --------------    --------------

Investment C Shares
   Sold                                12,653          160,299           30,723           374,710
   Reinvestment of dividends            1,152           14,061               68               830
   Redeemed                              (289)          (3,714)          (8,284)         (102,051)
-----------------------------   -------------   --------------   --------------    --------------

Net increase -
   Investment C Shares                 13,516          170,646           22,507           273,489
-----------------------------   -------------   --------------   --------------    --------------

Net increase
   in Fund                            352,669      $ 5,046,453        2,773,012       $32,686,837
-----------------------------   -------------   --------------   --------------    --------------

                                                        International Equity Fund
                                     ------------------------------------------------------------
                                         Six Months Ended                      Year Ended
                                         January 31, 1997                     July 31, 1996
                                     -------------------------         --------------------------
                                      Shares           Amount           Shares            Amount
                                    ---------        ----------        --------        ----------
Investment A Shares
   Sold                             2,028,536      $22,302,589        3,176,488       $33,602,757
   Reinvestment of dividends          687,514        7,083,876               --                --
   Redeemed                          (584,812)      (6,263,025)        (762,356)       (8,021,101)
-----------------------------   -------------   --------------   --------------    --------------

Net increase -
   Investment A Shares              2,131,238       23,123,440        2,414,132        25,581,656
-----------------------------   -------------   --------------   --------------    --------------

Investment C Shares
   Sold                                 8,803           92,999            5,354            60,019
   Reinvestment of dividends              580            5,968               --                --
   Redeemed                            (1,619)         (17,648)              --                --
-----------------------------   -------------   --------------   --------------    --------------

Net increase -
   Investment C Shares                  7,764           81,319            5,354            60,019
-----------------------------   -------------   --------------   --------------    --------------

Net increase in Fund                2,139,002      $23,204,759        2,419,486       $25,641,675
-----------------------------   -------------   --------------   --------------    --------------

                                        Commercial Paper Fund
                                     -------------------------
                                         Six Months Ended
                                         January 31, 1997
                                     -------------------------
                                               Shares
                                     -------------------------
Trust Shares
   Sold                                      618,931,964
   Reinvestment of dividends                     390,163
   Redeemed                                 (613,331,449)
---------------------------------    -------------------------
Net increase -
   Trust Shares                                5,990,678
---------------------------------    -------------------------
Investment Shares
   Sold                                       21,334,961
   Reinvestment of dividends                          --
   Redeemed                                  (15,207,134)
---------------------------------
Net increase -
   Investment Shares                           6,127,827
---------------------------------    -------------------------
Net increase in Fund                          12,118,505
---------------------------------    =========================


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--------------------------------------------------------------------------------



                                    Government Cash Reserves Fund
                             -----------------------------------------
                                         Six Months Ended
                                         January 31, 1997
                                     -------------------------
                                               Shares
                                     -------------------------
Trust Shares
   Sold                                      139,380,011
   Reinvestment of dividends                          --
   Redeemed                                 (115,253,448)
-------------------------------      -------------------------
Net increase -
   Trust Shares                               24,126,563
-------------------------------      -------------------------
Investment Shares
   Sold                                       68,692,621
   Reinvestment of dividends                          --
   Redeemed                                  (43,145,565)
-------------------------------      -------------------------

Net increase -
   Investment Shares                          25,547,056
-------------------------------      -------------------------

Net increase in Fund                          49,673,619
-------------------------------      =========================


                                   U.S. Treasury Obligations Fund
                                -----------------------------------
                                         Six Months Ended
                                         January 31, 1997
                                     -------------------------
                                               Shares
                                     -------------------------
Shares
   Sold                                      895,301,927
   Reinvestment of dividends                   2,687,288
   Redeemed                                 (901,104,814)
-------------------------------      -------------------------
Net increase (decrease)
   in Fund                                    (3,115,599)
-------------------------------      -------------------------

* Reflects operations for the period from January 27, 1997 (date of commencement of operations) to January 31, 1997.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment advisor (the "Advisor"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

                             Fund                        Annual Rate
                             ----                        -----------
                Government Securities Fund                 0.55%
                Municipal Bond Fund                        0.55%
                Bond Fund For Income                       0.55%
                Equity Income Fund                         0.80%
                Quality Bond Fund                          0.55%
                Ohio Tax Free Fund                         0.55%
                Quality Growth Fund                        0.80%
                Mid Cap Fund                               0.80%
                Balanced Fund                              0.80%
                International Equity Fund                  1.00%
                Commercial Paper Fund                      0.40%
                Government Cash Reserves Fund              0.40%
                Treasury Obligations Fund                  0.40%

The Advisor may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of each Fund. The Advisor can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the quarter ended January 31, 1997, the Advisor waived fees in the following amounts:

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--------------------------------------------------------------------------------

                         Fund                         Fees Waived
                         ----                         -----------
              Government Securities Fund               $ 27,209
              Municipal Bond Fund                            --
              Bond Fund For Income                            2
              Equity Income Fund                          3,558
              Quality Bond Fund                          18,120
              Ohio Tax Free Fund                          1,637
              Quality Growth Fund                            --
              Mid Cap Fund                                4,086
              Balanced Fund                              17,391
              International Equity Fund                   1,944
              Commercial Paper Fund                      80,614
              Government Cash Reserves Fund              84,878
              Treasury Obligations Fund                 333,069

In addition, for the quarter ended January 31, 1997, the Advisor reimbursed expenses in the amount of $11,609 to the Ohio Tax Free Fund.

Morgan Stanley Asset Management, Inc. is the International Equity Fund's sub-advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at the annual rate of 0.50% of the International Equity Fund's average daily net assets.

Administrative Fee--BISYS Fund Services L.P. ("BISYS") serves as the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Funds with certain administrative personnel and services necessary to operate the Funds. Pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Fund. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.10% of first $1 billion of net assets of the Trust, 0.08% of net assets of the Trust between $1 billion and $2 billion, and 0.07% of more than $2 billion of net assets of the Trust.

Distribution Services Fee--BISYS serves as the Trust's principal distributor (the "Distributor"). The Trust has entered into a Distribution Plan with the Distributor with respect to Investment A Shares and Investment C Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Funds may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.35% for Investment A Shares and up to 0.75% for Investment C Shares. The Distributor may voluntarily choose to waive all or a portion of its fee. The Distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended January 31, 1997, the Distributor earned $27,904 in commissions from sales of the Fund's shares.

Administrative Services Fee--The Trust has entered into an Administrative Services Agreement with Fifth Third Bank with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.0025% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

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--------------------------------------------------------------------------------

Fifth Third Bank also maintains the Funds' accounting records (except with respect to the International Equity Fund) for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. BISYS provides accounting services for the International Equity Fund for a fee based on average net assets for the period.

Fifth Third Bank is the Funds' custodian (except for the International Equity Fund, for which Morgan Stanley Trust serves as custodian) for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. Custodian fees waived for the quarter ended January 31, 1997 were as follows:

                             Fund                             Fees Waived
                             ----                             -----------
                  Government Securities Fund                   $  2,109
                  Municipal Bond Fund                               138
                  Bond Fund For Income                              189
                  Equity Income Fund                                142
                  Quality Bond Fund                               4,400
                  Ohio Tax Free Fund                              6,550
                  Quality Growth Fund                            12,340
                  Mid Cap Fund                                    6,424
                  Balanced Fund                                   5,210
                  Commercial Paper Fund                             138

Certain of the Officers and Trustees of the Trust are Officers and Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the quarter ended January 31, 1997, were as follows:


                                                  Government        Municiapl           Bond            Equity           Quality
                                                  Securities          Bond            Fund For          Income            Bond
                                                     Fund             Fund             Income            Fund             Fund
------------------------------------            --------------    -------------    -------------    --------------   --------------
Purchases                                        $61,938,319      $ 4,013,100     $  7,836,944      $ 6,946,891      $89,759,902
------------------------------------
Sales                                            $44,686,471      $        --     $ 11,423,926      $ 5,386,711      $77,256,481
------------------------------------
                                                   Ohio Tax          Quality                                          International
                                                     Free            Growth            Mid Cap         Balanced          Equity
                                                     Fund             Fund              Fund             Fund             Fund
------------------------------------            --------------    -------------    -------------    --------------   --------------
Purchases                                       $173,833,168     $140,254,181     $109,960,540      $72,244,451      $64,441,859
------------------------------------
Sales                                           $ 43,857,412     $ 66,731,068    $  54,039,876      $58,319,981      $36,625,329
------------------------------------

(6) Concentration of Credit Risk

The Ohio Tax Free Fund invests a substantial proportion of its assets in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities. The Fund is more susceptible to factors adversely affecting issuers of Ohio municipal securities than a fund that is not concentrated in these issuers to the same extent.

The International Equity Fund invests primarily in equity securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility or portfolio securities and currency holdings. The International Equity Fund has a relatively large concentration of securities invested in companies domiciled in Japan. The Fund may be more susceptible to the political, social, and economic events adversely affecting the Japanese companies than funds not so concentrated.

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--------------------------------------------------------------------------------

(7) Financial Instruments

Investing in financial instruments such as written options, futures and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, a liquid secondary market for the instruments or inability of counter parties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in securities.

The following is a summary of written option activity for the period ended January 31, 1997 by the Balanced Fund (amounts in thousands):

                                                               Principal
                                                                Amounts
                                                              of contracts        Premiums
                                                              ------------        --------
                             Balance at
                               beginning of period                 --            $     --
                             Options written                       80              16,679
                             Options closed                        --                  --
                             Options exercised                    (50)             (4,694)
                                                              ------------       ---------

                             Options outstanding at
                               end of period                       30             $12,285
                                                              ============       ==========

                                                             Shares Subject
                                                               To Contract          Value
                                                              ------------          -----
      Covered Call Options
      Options outstanding at end of period consist of:
                Intel Corp., $150, Feb. 1997                       10             $13,375
                Intel Corp., $155, Feb. 1997                       10               9,625
                Intel Corp., $160, Feb. 1997                       10               6,375

The following is a summary of written option activity for the period ended January 31, 1997 by the Quality Growth Fund (amounts in thousands):


                                                               Principal
                                                                Amounts
                                                              of contracts        Premiums
                                                              ------------        --------
                             Balance at
                               beginning of period                  --            $    --

                             Options written                       340             90,605

                             Options closed                         --                 --

                             Options exercised                    (140)           (13,705)
                                                              ------------       -----------
                             Options outstanding at
                               end of period                      200             $76,900
                                                              ============      ============

                                                             Shares Subject
                                                              To Contract          Value
                                                              -----------          -----
      Covered Call Options
      Options outstanding at end of period consist of:
           Intel Corp., $150, Feb. 1997                             40            $53,500
           Intel Corp., $155, Feb. 1997                             80             77,000
           Intel Corp., $160, Feb. 1997                             80             51,000


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--------------------------------------------------------------------------------

(8) Acquisition of Common Trust Funds

On January 27, 1997, the Municipal Bond Fund, Bond Fund For Income, and Equity Income Fund acquired all of the assets of various common trust funds maintained by affiliates of Fifth Third Bancorp. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:

                                                   Municipal                           Equity
                                                     Bond           Bond Fund          Income
                                                     Fund        For Income Fund        Fund
                                                --------------   ---------------   -------------
-------------------------------------------
Shares                                             8,339,644        11,494,611        8,607,970
-------------------------------------------
Net Assets                                      $100,075,732      $137,935,333     $103,295,634
-------------------------------------------
Net Asset Value                                 $      12.00      $      12.00     $      12.00
-------------------------------------------
Unrealized Appreciation (Depreciation)          $    762,051      $  1,440,477     $ 29,473,455
-------------------------------------------

Fountain Square U.S. Government Securities Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                    Six Month
                                                      Period
                                                      Ending
                                                    January 31,                    Year Ended July 31,
                                                       1997       ---------------------------------------------------
                                                    (Unaudited)      1996          1995         1994          1993*
                                                    -----------   ----------    ----------   -----------   ----------
Net asset value, beginning of period                    $9.55         $9.77         $9.64        $10.21       $10.00
-----------------------------------------
Income from investment operations
-----------------------------------------
   Net investment income                                 0.26          0.55          0.58          0.51         0.35
-----------------------------------------
   Net realized and unrealized gains
      (losses) on investment                             0.09         (0.20)         0.13         (0.49)        0.13
-----------------------------------------            --------      --------      --------      --------     --------
   Total from investment operations                      0.35          0.35          0.71          0.02         0.48
-----------------------------------------            --------      --------      --------      --------     --------
Less distributions
-----------------------------------------
   Dividends to shareholders from net
      investment income                                 (0.26)        (0.57)        (0.58)        (0.57)       (0.27)
-----------------------------------------
   Distribution to shareholders from net
      realized gains on investment
      transactions                                          -             -             -         (0.02)           -
-----------------------------------------            --------      --------      --------      --------     --------
   Total distributions                                  (0.26)        (0.57)        (0.58)        (0.59)       (0.27)
-----------------------------------------            --------      --------      --------      --------     --------
Net asset value, end of period                          $9.64         $9.55         $9.77         $9.64       $10.21
-----------------------------------------            ========      ========      ========      ========     ========
Total return **                                          3.79%(c)      3.63%         7.66%         0.11%        4.87%(c)
-----------------------------------------
Ratios to Average Net Assets
-----------------------------------------
   Expenses                                              0.77%(b)      0.75%         0.75%         0.75%        0.74%(b)
-----------------------------------------
   Net investment income                                 5.39%(b)      5.67%         5.98%         5.17%        5.36%(b)
   Expense waiver/reimbursement (a)                      0.49%(b)      0.29%         0.39%         0.18%        0.33%(b)
-----------------------------------------
Supplemental data
-----------------------------------------
   Net assets, end of period (000 omitted)             $45,882       $30,754       $25,054       $29,107      $29,603
-----------------------------------------
   Portfolio turnover rate (d)                            135%          103%          115%           55%          23%
-----------------------------------------

 * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

**   Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b)  Annualized.

(c)  Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Government Securities Fund
Financial Highlights - Investment C Shares
-------------------------------------------------------------------------------
(For a share outstanding throughout the period)


                                                Six Month
                                                 Period          Period
                                                 Ending           Ended
                                               January 31,      July 31,
                                                  1997           1996 *
                                               (Unaudited)
                                               -----------      --------
Net asset value, beginning of period               $9.56          $9.65
-------------------------------------------   ------------      --------
Income from investment operations
-------------------------------------------
   Net investment income                            0.21           0.16
-------------------------------------------
   Net realized and unrealized losses
      on investments                                0.10          (0.10)
-------------------------------------------   ------------      --------
   Total from investment operations                 0.31           0.06
-------------------------------------------   ------------      --------
Less distributions
-------------------------------------------
  Dividends to shareholders from net
      investment income                            (0.22)         (0.15)
-------------------------------------------   ------------      --------
Net asset value, end of period                     $9.65          $9.56
-------------------------------------------   ============      ========
Total return **                                    3.30%(d)       3.48%(c)
-------------------------------------------
Ratios to Average Net Assets
-------------------------------------------
   Expenses                                        1.52%(b)       1.52%(b)
-------------------------------------------
   Net investment income                           4.64%(b)       4.80%(b)
-------------------------------------------
   Expense waiver/reimbursement (a)                0.36%(b)       0.37%(b)
-------------------------------------------
Supplemental data
-------------------------------------------
   Net assets, end of period (000 omitted)           $92            $49
-------------------------------------------
   Portfolio turnover rate (e)                      135%           103%
-------------------------------------------

 *Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Not annualized.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Municipal Bond Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------

(For a share outstanding throughout the period)

                                                           Period
                                                           Ending
                                                         January 31,
                                                            1997*
                                                         (Unaudited)
                                                         -----------
Net asset value, beginning of period                         $12.00
-------------------------------------------------------     -------
Income from investment operations
-------------------------------------------------------
   Net investment income                                       0.01
-------------------------------------------------------
   Net realized and unrealized losses
      on investments                                           0.06
-------------------------------------------------------     -------
   Total from investment operations                            0.07
-------------------------------------------------------     -------
Net asset value, end of period                               $12.07
-------------------------------------------------------     =======
Total return **                                               2.56%(c)
-------------------------------------------------------
Ratios to Average Net Assets
-------------------------------------------------------
   Expenses                                                   0.65%(b)
-------------------------------------------------------
   Net investment income (loss)                               4.65%(b)
-------------------------------------------------------
   Expense waiver/reimbursement (a)                           0.36%(b)
-------------------------------------------------------
Supplemental data
-------------------------------------------------------
   Net assets, end of period (000 omitted)                 $101,083
-------------------------------------------------------
   Portfolio turnover rate (c)                                   0%
-------------------------------------------------------

 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to January 31, 1997.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Bond Fund For Income Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------

(For a share outstanding throughout the period)

                                                          Period
                                                          Ending
                                                        January 31,
                                                           1997*
                                                        (Unaudited)
                                                        -----------
Net asset value, beginning of period                       $12.00
------------------------------------------------         --------
Income from investment operations
------------------------------------------------
   Net investment income                                     0.01
------------------------------------------------
   Net realized and unrealized losses
      on investments                                         0.04
------------------------------------------------         --------
   Total from investment operations                          0.05
------------------------------------------------         --------
Net asset value, end of period                             $12.05
------------------------------------------------         ========
Total return **                                             3.59%(c)
------------------------------------------------
Ratios to Average Net Assets
------------------------------------------------
   Expenses                                                 0.70%(b)
------------------------------------------------
   Net investment income (loss)                             5.99%(b)
------------------------------------------------
   Expense waiver/reimbursement (a)                         0.36%(b)
------------------------------------------------
Supplemental data
------------------------------------------------
   Net assets, end of period (000 omitted)               $138,682
------------------------------------------------
   Portfolio turnover rate (c)                                 6%
------------------------------------------------
 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to January 31, 1997.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Equity Income Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout the period)

                                                                Period
                                                                Ending
                                                              January 31,
                                                                 1997*
                                                              (Unaudited)
                                                              -----------
Net asset value, beginning of period                             $12.00
--------------------------------------------------              --------
Income from investment operations
--------------------------------------------------
   Net investment income                                           0.01
--------------------------------------------------
   Net realized and unrealized losses
      on investments                                               0.19
--------------------------------------------------
   Total from investment operations                                0.20
--------------------------------------------------              --------
Net asset value, end of period                                   $12.20
--------------------------------------------------              ========
Total return **                                                  19.30%(c)
--------------------------------------------------
Ratios to Average Net Assets
   Expenses                                                       1.02%(b)
--------------------------------------------------
   Net investment income (loss)                                   3.97%(b)
--------------------------------------------------
   Expense waiver/reimbursement (a)                               0.36%(b)
--------------------------------------------------
Supplemental data
--------------------------------------------------
   Net assets, end of period (000 omitted)                     $104,495
--------------------------------------------------
   Portfolio turnover rate (c)                                       5%
--------------------------------------------------
   Average Commission rate paid (d)                            $ 0.0636

 * Reflects operations for the period from January 27, 1997 (date of commencement of operations) to January 31, 1997.

** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized


(c) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Bond Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                    Six Month
                                                     Period
                                                     Ending
                                                    January 31,
                                                      1997                        Year Ended July 31,
                                                                 ---------------------------------------------------
                                                   (Unaudited)      1996          1995         1994          1993*
                                                ---------------- ----------    ----------   -----------   ----------
Net asset value, beginning of period                     $9.52        $9.72         $9.55        $10.29       $10.00
---------------------------------------------
Income from investment operations
---------------------------------------------
   Net investment income                                  0.27         0.56          0.64          0.57         0.41
---------------------------------------------      -----------  -----------   -----------   -----------  -----------
   Net realized and unrealized gains
      (losses) on investment                              0.14        (0.19)         0.17         (0.69)        0.26
---------------------------------------------      -----------  -----------   -----------   -----------  -----------
   Total from investment operations                       0.41         0.37          0.81         (0.12)        0.67
---------------------------------------------      -----------  -----------   -----------   -----------  -----------
Less distributions
---------------------------------------------
   Dividends to shareholders from net
      investment income                                  (0.27)       (0.57)        (0.64)        (0.59)       (0.38)
---------------------------------------------      -----------  -----------   -----------   -----------  -----------
   Distribution to shareholders from net
      realized gains on investment
      transactions                                           -            -             -         (0.03)           -
---------------------------------------------      -----------  -----------   -----------   -----------  -----------
   Total distributions                                   (0.27)       (0.57)        (0.64)        (0.62)       (0.38)
---------------------------------------------
Net asset value, end of period                           $9.66        $9.52         $9.72         $9.55       $10.29
---------------------------------------------      -----------  -----------   -----------   -----------  -----------
Total return **                                          4.32%(c)     3.86%         8.89%        (1.25%)       6.78%(c)
---------------------------------------------
Ratios to Average Net Assets
---------------------------------------------
   Expenses                                              0.75%(b)     0.75%         0.75%         0.75%        0.74%(b)
---------------------------------------------
   Net investment income                                 5.60%(b)     5.80%         6.72%         5.76%        6.07%(b)
---------------------------------------------
   Expense waiver/reimbursement (a)                      0.40%(b)     0.06%         0.09%         0.11%        0.23%(b)
---------------------------------------------
Supplemental data
---------------------------------------------
   Net assets, end of period (000 omitted)             $87,714     $83,422       $55,767        $47,272      $37,962
---------------------------------------------
   Portfolio turnover rate (d)                            100%        117%          138%           112%          19%
---------------------------------------------

 * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

**  Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Bond Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------


(For a share outstanding throughout the period)


                                                                           Six Month
                                                                            Period             Period
                                                                            Ending              Ended
                                                                          January 31,          July 31,
                                                                             1997               1996 *
                                                                          (Unaudited)
                                                                       ----------------   ----------------
Net asset value, beginning of period                                         $9.53              $9.62
----------------------------------------------------                     ---------          ---------
Income from investment operations
----------------------------------------------------
   Net investment income                                                      0.24               0.14
----------------------------------------------------
   Net realized and unrealized losses
      on investments                                                          0.13              (0.08)
----------------------------------------------------                     ---------          ---------
   Total from investment operations                                           0.37               0.06
----------------------------------------------------                                        ---------
Less distributions
----------------------------------------------------
   Dividends to shareholders from net
      investment income                                                      (0.24)             (0.15)
----------------------------------------------------                     ---------          ---------
Net asset value, end of period                                               $9.66              $9.53
----------------------------------------------------                     =========          =========
Total return **                                                              4.10%(d)           3.71%(c)
----------------------------------------------------
Ratios to Average Net Assets
----------------------------------------------------
   Expenses                                                                  1.50%(b)           1.52%(b)
----------------------------------------------------
   Net investment income                                                     4.82%(b)           5.03%(b)
----------------------------------------------------
   Expense waiver/reimbursement (a)                                          0.15%(b)           0.09%(b)
----------------------------------------------------
Supplemental data
----------------------------------------------------
   Net assets, end of period (000 omitted)                                    $215               $162
----------------------------------------------------
   Portfolio turnover rate (e)                                                100%               117%
----------------------------------------------------


 * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Not Annualized

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Ohio Tax Free Bond Fund
Financial Highlights - Investment A Shares
------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                     Six Month
                                                       Period
                                                       Ending
                                                     January 31,                    Year Ended July 31,
                                                        1997       ---------------------------------------------------
                                                     (Unaudited)      1996          1995         1994          1993*
                                                  ---------------- ----------    ----------   -----------   ----------
Net asset value, beginning of period                    $10.01         $9.99         $9.75         $9.95       $10.00
---------------------------------------------
Income from investment operations
---------------------------------------------
  Net investment income                                  0.22          0.40          0.42          0.40         0.05
---------------------------------------------
   Net realized and unrealized gains
      (losses) on investment                              0.07          0.03          0.24         (0.21)       (0.05)
---------------------------------------------         --------      --------      --------      --------     --------
   Total from investment operations                       0.29          0.43          0.66          0.19            -
---------------------------------------------         --------      --------      --------      --------     --------
Less distributions
---------------------------------------------
   Dividends to shareholders from net
      investment income                                  (0.22)        (0.41)        (0.42)        (0.39)       (0.05)
---------------------------------------------         --------      --------      --------      --------     --------
Net asset value, end of period                          $10.08        $10.01         $9.99         $9.75        $9.95
---------------------------------------------         ========      ========      ========      ========     ========
Total return **                                          2.90%(c)      4.33%         7.02%         1.95%       (0.01%)(c)
---------------------------------------------
Ratios to Average Net Assets
=============================================
   Expenses                                              0.75%(b)      0.74%         0.35%         0.00%        0.00%(b)
---------------------------------------------
   Net investment income                                 4.22%(b)      4.01%         4.36%         4.18%        3.53%(b)
---------------------------------------------
   Expense waiver/reimbursement (a)                      0.36%(b)      0.32%         0.77%         1.33%        2.21%(b)
---------------------------------------------
Supplemental data
---------------------------------------------
   Net assets, end of period (000 omitted)            $169,549       $35,463       $28,315       $23,854       $8,163
---------------------------------------------
   Portfolio turnover rate (d)                             52%           30%           27%           94%          31%
---------------------------------------------

 * Reflects operations for the period from May 27, 1993 (date of initial public investment) to July 31, 1993.

**  Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued

(See Notes which are an integral part of the Financial Statements)

Fountain Square Ohio Tax Free Bond Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                                       Six Month
                                                         Period          Period
                                                         Ending          Ended
                                                       January 31,      July 31,
                                                          1997           1996 *
                                                       (Unaudited)
                                                       -----------      --------
Net asset value, beginning of period                      $10.00          $10.02
--------------------------------------------------
Income from investment operations
--------------------------------------------------
   Net investment income                                    0.17            0.10
--------------------------------------------------
   Net realized and unrealized losses
      on investments                                        0.09           (0.01)
      --------------------------------------------      --------        --------
   Total from investment operations                         0.26            0.09
--------------------------------------------------                      --------
Less distributions
--------------------------------------------------
   Dividends to shareholders from net
      investment income                                    (0.18)          (0.11)
      --------------------------------------------      --------        --------
Net asset value, end of period                            $10.08          $10.00
--------------------------------------------------      ========        ========
Total return **                                            2.63%(d)        3.98%(c)
--------------------------------------------------
Ratios to Average Net Assets
   Expenses                                                1.49%(b)        1.52%(b)
   -----------------------------------------------
   Net investment income                                   3.40%(b)        3.41%(b)
--------------------------------------------------
   Expense waiver/reimbursement (a)                        0.26%(b)        0.28%(b)
Supplemental data
--------------------------------------------------
   Net assets, end of period (000 omitted)                   $38             $38
--------------------------------------------------
   Portfolio turnover rate (e)                               52%             30%
--------------------------------------------------

 *Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Not Annualized

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Growth Fund
Financial Highlights - Investment A Shares
------------------------------------------------------------------------------

(For a share outstanding throughout each period)




                                                              Six Month
                                                                Period
                                                                Ending
                                                              January 31,                 Year Ended July 31,
                                                                 1997       ---------------------------------------------------
                                                              (Unaudited)      1996          1995         1994          1993*
                                                              ----------    ----------    ----------   -----------   ----------
Net asset value, beginning of period                            $13.16        $11.79         $9.70         $9.54       $10.00
-------------------------------------------------
Income from investment operations
-------------------------------------------------
   Net investment income                                          0.04          0.12          0.14          0.13         0.10
-------------------------------------------------
   Net realized and unrealized gains
      (losses) on investment                                      3.16          1.37          2.09          0.17        (0.47)
-------------------------------------------------           ----------     ---------    ----------     ---------    ---------
   Total from investment operations                               3.20          1.49          2.23          0.30        (0.37)
-------------------------------------------------           ----------     ---------    ----------     ---------    ---------
Less distributions
-------------------------------------------------
   Dividends to shareholders from net
      investment income                                          (0.06)        (0.12)        (0.14)        (0.13)       (0.09)
-------------------------------------------------
   Distribution to shareholders from net
      realized gains on investment
      transactions                                               (0.67)
-------------------------------------------------
   Distributions to shareholders in excess
      of net investment income (a)                                -             -             -            (0.01)        -
-------------------------------------------------           ----------     ---------    ----------     ---------    ---------
   Total distributions                                           (0.73)        (0.12)        (0.14)        (0.14)       (0.09)
-------------------------------------------------           ----------     ---------    ----------     ---------    ---------
Net asset value, end of period                                  $15.63        $13.16        $11.79         $9.70        $9.54
-------------------------------------------------           ==========     =========    ==========     =========    =========
Total return **                                                 24.95%(d)     12.69%        23.21%         3.17%       (3.73%)(d)
-------------------------------------------------
Ratios to Average Net Assets
-------------------------------------------------
   Expenses                                                      1.00%(c)      0.99%         1.00%         1.00%        0.99%(c)
-------------------------------------------------
   Net investment income                                         0.48%(c)      0.98%         1.44%         1.42%        1.47%(c)
-------------------------------------------------
   Expense waiver/reimbursement (b)                              0.36%(c)      0.03%         0.05%         0.03%        0.05%(c)
-------------------------------------------------
Supplemental data
-------------------------------------------------
   Net assets, end of period (000 omitted)                    $312,780      $134,469       $82,594       $69,648      $67,681
-------------------------------------------------
   Portfolio turnover rate (e)                                     37%           37%           34%           37%          28%
-------------------------------------------------
   Average commission rate paid (f)                            $0.0619       $0.0652             -             -            -
-------------------------------------------------

 * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

**  Based on net asset value, which does not reflect the sales load.

(a) These distributions did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Annualized.

(d) Not annualized.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Growth Fund
Financial Highlights -- Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                                      Six Month
                                                       Period          Period
                                                       Ending           Ended
                                                     January 31,      July 31,
                                                        1997           1996 *
                                                     (Unaudited)
                                                     -----------      -------
Net asset value, beginning of period                    $13.16         $13.37
-----------------------------------------------       --------        -------
Income from investment operations
-----------------------------------------------
   Net investment income                                 (0.02)          0.10
-----------------------------------------------
   Net realized and unrealized losses
      on investments                                      3.14          (0.21)
-----------------------------------------------
   Total from investment operations                       3.12          (0.11)
-----------------------------------------------       --------        -------
Less distributions
-----------------------------------------------
   Dividends to shareholders from net
      investment income                                                 (0.10)
-----------------------------------------------
   Distributions to shareholders from net
      realized gains on investment transactions          (0.67)
-----------------------------------------------
   Total distributions                                   (0.67)         (0.10)
-----------------------------------------------       --------        -------
Net asset value, end of period                          $15.61         $13.16
-----------------------------------------------       ========        =======
Total return **                                         24.35%(c)      12.50%(c)
-----------------------------------------------
Ratios to Average Net Assets
-----------------------------------------------
   Expenses                                              1.74%(b)       1.77%(b)
-----------------------------------------------
   Net investment income                                (0.28%)(b)      0.26%(b)
-----------------------------------------------
   Expense waiver/reimbursement (a)                      0.26%(b)       0.06%(b)
-----------------------------------------------
Supplemental data
-----------------------------------------------
   Net assets, end of period (000 omitted)                 $73           $420
-----------------------------------------------
   Portfolio turnover rate (e)                             37%            37%
-----------------------------------------------
   Average commission rate paid (f)                    $0.0619        $0.0652
-----------------------------------------------

 * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Not Annualized

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Mid Cap Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                Six Month
                                                                 Period
                                                                 Ending
                                                               January 31,                 Year Ended July 31,
                                                                  1997       ---------------------------------------------------
                                                               (Unaudited)      1996          1995         1994          1993*
                                                            ---------------- ----------    ----------   -----------   ----------
Net asset value, beginning of period                              $12.60        $12.59        $10.10         $9.68       $10.00
----------------------------------------------------
Income from investment operations
----------------------------------------------------
   Net investment income                                            0.01          0.06          0.08          0.06         0.06
----------------------------------------------------
   Net realized and unrealized gains
      (losses) on investment                                        2.58          0.11          2.48          0.43        (0.33)
----------------------------------------------------        ------------     ---------     ---------    ----------    ---------
   Total from investment operations                                 2.59          0.17          2.56          0.49        (0.27)
----------------------------------------------------        ------------     ---------     ---------    ----------    ---------
Less distributions
----------------------------------------------------
   Dividends to shareholders from net
      investment income                                            (0.02)        (0.07)        (0.07)        (0.07)       (0.05)
----------------------------------------------------
   Distribution to shareholders from net
      realized gains on investment
      transactions                                                 (1.15)        (0.09)            -             -            -
----------------------------------------------------        ------------     ---------     ---------    ----------    ---------
   Total distributions                                             (1.17)        (0.16)        (0.07)        (0.07)       (0.05)
----------------------------------------------------        ============     =========     =========    ==========    =========
Net asset value, end of period                                    $14.02        $12.60        $12.59        $10.10        $9.68
----------------------------------------------------        ------------     ---------     ---------    ----------    ---------
Total return **                                                   21.35%(c)      1.27%        25.45%         5.07%      (2.73%)(c)
Ratios to Average Net Assets
----------------------------------------------------
   Expenses                                                        1.00%(b)      1.00%         1.00%         1.00%       0.99%(b)
----------------------------------------------------
   Net investment income                                           0.12%(b)      0.42%         0.77%         0.60%       0.88%(b)
   -------------------------------------------------
   Expense waiver/reimbursement (a)                                0.37%(b)      0.06%         0.18%         0.33%       0.40%(b)
----------------------------------------------------
Supplemental data
----------------------------------------------------
   Net assets, end of period (000 omitted)                      $155,439       $72,663       $47,184       $30,210      $24,019
----------------------------------------------------
   Portfolio turnover rate (d)                                       55%           54%           23%           44%          20%
----------------------------------------------------
   Average commission rate paid (e)                              $0.0626       $0.0659             -             -            -
----------------------------------------------------

 * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

**   Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Mid Cap Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------


(For a share outstanding throughout the period)

                                                              Six Month
                                                                Period         Period
                                                                Ending         Ended
                                                               January 31,    July 31,
                                                                 1997           1996 *
                                                              (Unaudited)
                                                              -----------    ---------
Net asset value, beginning of period                             $12.59         $13.72
--------------------------------------------------             --------       --------
Income from investment operations
--------------------------------------------------
   Net investment income                                          (0.03)         -0.01
--------------------------------------------------
   Net realized and unrealized losses
      on investments                                               2.57          (1.12)
--------------------------------------------------            ---------      ---------
   Total from investment operations                                2.54          (1.13)
--------------------------------------------------
Less distributions
--------------------------------------------------
   Dividends to shareholders from net
      investment income                                               -              -
--------------------------------------------------
   Distributions to shareholders from net realized
      (losses) on investment transactions                           (1.15)           -
--------------------------------------------------
   Total distributions                                              (1.15)           -
--------------------------------------------------                            --------
Net asset value, end of period                                     $13.98       $12.59
--------------------------------------------------              ---------     --------
Total return **                                                     20.96%(c)     1.11%(c)
--------------------------------------------------
Ratios to Average Net Assets
--------------------------------------------------
   Expenses                                                          1.75%(b)     1.78%(b)
--------------------------------------------------
   Net investment income                                            (0.57%)(b)   (0.51%)(b)
--------------------------------------------------
   Expense waiver/reimbursement (a)                                  0.28%(b)     0.06%(b)
--------------------------------------------------
Supplemental data
--------------------------------------------------
   Net assets, end of period (000 omitted)                           $351         $229
--------------------------------------------------
   Portfolio turnover rate (d)                                         55%          54%
--------------------------------------------------
   Average commission rate paid (e)                               $0.0626      $0.0659
--------------------------------------------------

 *Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Balanced Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                      Six Month
                                                       Period
                                                       Ending
                                                     January 31,                   Year Ended July 31,
                                                        1997       -------------------------------------------------
                                                     (Unaudited)      1996         1995        1994          1993*
                                                     -----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                      $11.75       $11.28        $9.70        $9.78       $10.00
---------------------------------------------        -----------   ----------   ----------   ----------   ----------
Income from investment operations
---------------------------------------------
   Net investment income                                    0.13         0.27         0.28         0.26         0.20
---------------------------------------------
   Net realized and unrealized gains
      (losses) on investment                                1.91         0.47         1.57        (0.06)       (0.25)
---------------------------------------------        -----------   ----------   ----------   ----------   ----------
   Total from investment operations                         2.04         0.74         1.85         0.20        (0.05)
---------------------------------------------        -----------   ----------   ----------   ----------   ----------
Less distributions
---------------------------------------------
   Dividends to shareholders from net
      investment income                                    (0.13)       (0.27)       (0.27)       (0.26)       (0.17)
---------------------------------------------        -----------   ----------   ----------   ----------   ----------
   Distribution to shareholders in excess
      of net investment income (a)                         (0.49)        -            -           (0.02)        -
---------------------------------------------        -----------   ----------   ----------   ----------   ----------
   Total distributions                                     (0.62)       (0.27)       (0.27)       (0.28)       (0.17)
---------------------------------------------        -----------   ----------   ----------   ----------   ----------
Net asset value, end of period                            $13.17       $11.75       $11.28        $9.70        $9.78
---------------------------------------------        ===========   ==========   ==========   ==========   ==========
Total return **                                           17.84%(c)     6.52%       19.37%        2.02%       (0.51%)(d)
---------------------------------------------
Ratios to Average Net Assets
---------------------------------------------
   Expenses                                                1.00%(b)      1.00%        1.00%        1.00%        1.00%(c)
---------------------------------------------
   Net investment income                                   2.03%(b)      2.31%        2.73%        2.64%        3.04%(c)
---------------------------------------------
   Expense waiver/reimbursement (b)                        0.39%(b)      0.06%        0.06%        0.06%        0.08%(c)
---------------------------------------------
Supplemental data
---------------------------------------------
   Net assets, end of period (000 omitted)              $109,258      $92,808      $58,075       $59,363      $60,168
---------------------------------------------
   Portfolio turnover rate (d)                               65%          61%          58%           53%          30%
---------------------------------------------
   Average commission rate paid (f)                      $0.0167      $0.0062         -            -            -
---------------------------------------------

 * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

**  Based on net asset value, which does not reflect the sales load.

(a) These distributions did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Balanced Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout the period)

                                                                           Six Month
                                                                            Period              Period
                                                                            Ending              Ended
                                                                          January 31,          July 31,
                                                                             1997               1996 *
                                                                         (Unaudited)
                                                                       ---------------     ---------------
Net asset value, beginning of period                                        $11.75          $12.13
-----------------------------------------------------                     --------        --------
Income from investment operations
-----------------------------------------------------
   Net investment income                                                      0.08            0.05
-----------------------------------------------------
   Net realized and unrealized losses
      on investments                                                          1.91           (0.39)
-----------------------------------------------------                     --------        --------
   Total from investment operations                                           1.99           (0.34)
-----------------------------------------------------                     --------        --------
Less distributions
-----------------------------------------------------
   Dividends to shareholders from net
      investment income                                                      (0.08)              -
-----------------------------------------------------                     --------        --------
   Distribution to shareholders in excess
      of net investment income (a)                                           (0.49)          (0.04)
-----------------------------------------------------                     --------        --------
   Total distributions                                                       (0.57)          (0.04)
-----------------------------------------------------
Net asset value, end of period                                              $13.17          $11.75
-----------------------------------------------------                     ========        ========
Total return **                                                             17.40%(d)        6.32%(c)
-----------------------------------------------------
Ratios to Average Net Assets
-----------------------------------------------------
   Expenses                                                                  1.74%(b)        1.78%(b)
-----------------------------------------------------
   Net investment income                                                     1.27%(b)        1.51%(b)
-----------------------------------------------------
   Expense waiver/reimbursement (a)                                          0.30%(b)        0.07%(b)
-----------------------------------------------------
Supplemental data
-----------------------------------------------------
   Net assets, end of period (000 omitted)                                    $474            $264
-----------------------------------------------------
   Portfolio turnover rate (e)                                                 65%             61%
-----------------------------------------------------
   Average commission rate paid (f)                                        $0.0167         $0.0062
-----------------------------------------------------

 * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Not annualized.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

Fountain Square International Equity Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout the period)

                                                                         Six Month
                                                                          Period           Period          Period
                                                                          Ending            Ended           Ended
                                                                        January 31,       July 31,        July 31,
                                                                           1997             1996           1995 *
                                                                        (Unaudited)
                                                                        -----------       --------        --------
Net asset value, beginning of period                                        $10.74           $9.83          $10.00
-------------------------------------------------------------              -------         -------         -------
Income from investment operations
-------------------------------------------------------------
  Net investment income                                                       0.12            0.01            0.05
-------------------------------------------------------------
  Net realized and unrealized gains (losses)
    on investments                                                            0.29            0.90           (0.22)
-------------------------------------------------------------              -------         -------         -------
  Total from investment operations                                            0.41            0.91           (0.17)
-------------------------------------------------------------              -------         -------         -------
Less distributions
-------------------------------------------------------------
  Dividends to shareholders from net
    investment income                                                        (0.82)              -               -
-------------------------------------------------------------              -------         -------         -------
  Distributions to shareholders in excess of net
    investment income (a)                                                    (0.06)              -               -
-------------------------------------------------------------              -------         -------         -------
   Total distributions                                                       (0.88)              -               -
-------------------------------------------------------------              -------         -------         -------
Net asset value, end of period                                              $10.27          $10.74           $9.83
-------------------------------------------------------------              =======         =======         =======
Total return **                                                              3.79%(c)        9.26%         (1.70%)(c)
-------------------------------------------------------------
Ratios to Average Net Assets
-------------------------------------------------------------
  Expenses                                                                   1.42%(b)        1.61%           1.65%(b)
-------------------------------------------------------------
  Net investment income                                                    (0.14%)(b)        0.32%           0.62%(b)
-------------------------------------------------------------
  Expense waiver/reimbursement (a)                                           0.36%(b)        0.05%           0.07%(b)
-------------------------------------------------------------
Supplemental data
-------------------------------------------------------------
  Net assets, end of period (000 omitted)                                 $136,937        $120,349         $86,442
-------------------------------------------------------------
  Portfolio turnover rate (d)                                                  29%             41%             54%
-------------------------------------------------------------
  Average commission rate paid (e)                                         $0.0018         $0.0010               -
-------------------------------------------------------------

 *Reflects operations for the period from April 25, 1994 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square International Equity Fund
Financial Highlights - Investment C Shares
------------------------------------------------------------------------------

(For a share outstanding throughout the period)


                                                                      Six Month
                                                                       Period          Period
                                                                       Ending           Ended
                                                                     January 31,      July 31,
                                                                        1997           1996 *
                                                                     (Unaudited)
                                                                     -----------      --------
Net asset value, beginning of period                                    $10.71          $11.21
-----------------------------------------------------------          -----------      --------
Income from investment operations
-----------------------------------------------------------
   Net investment income                                                  0.48            0.01
-----------------------------------------------------------
   Net realized and unrealized losses
      on investments                                                      0.36           (0.51)
-----------------------------------------------------------           --------        --------
   Total from investment operations                                       0.84           (0.50)
-----------------------------------------------------------           --------        --------
Less distributions
-----------------------------------------------------------
   Dividends to shareholders from net
      investment income                                                  (0.78)              -
-----------------------------------------------------------
   Distributions to shareholders in excess of net
      investment income (a)                                              (0.06)              -
-----------------------------------------------------------
   Total distributions                                                   (0.84)              -
-----------------------------------------------------------           --------        --------
Net asset value, end of period                                          $10.71          $10.71
-----------------------------------------------------------           ========        ========
Total return **                                                           3.38%(c)       8.95%(c)
-----------------------------------------------------------
Ratios to Average Net Assets
-----------------------------------------------------------
   Expenses                                                               2.15%(b)       2.34%(b)
-----------------------------------------------------------
   Net investment income (loss)                                          (1.01%)(b)      0.76%(b)
-----------------------------------------------------------
   Expense waiver/reimbursement (a)                                       0.27%(b)       0.91%(b)
-----------------------------------------------------------
Supplemental data
-----------------------------------------------------------
   Net assets, end of period (000 omitted)                                 $134            $57
-----------------------------------------------------------
   Portfolio turnover rate (d)                                              29%            41%
-----------------------------------------------------------
   Average commission rate paid (e)                                     $0.0018              -
-----------------------------------------------------------

 * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Commercial Paper Fund
Financial Highlights - Investment Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                       Six Month
                                                        Period
                                                         Ended
                                                       January 31,                  Year Ended July 31,
                                                         1997       ---------------------------------------------------
                                                      (Unaudited)      1996          1995         1994          1993*
                                                    --------------- ----------    ----------   -----------   ----------
Net asset value, beginning of period                     $1.00         $1.00         $1.00         $1.00        $1.00
-------------------------------------------             ------        ------        ------        ------       ------
Income from investment operations
-------------------------------------------
   Net investment income                                  0.02          0.05          0.05          0.03         0.03
-------------------------------------------             ------        ------        ------        ------       ------
Less distributions
-------------------------------------------
   Dividends to shareholders from net
      investment income                                  (0.02)        (0.05)        (0.05)        (0.03)       (0.03)
-------------------------------------------             ------        ------        ------        ------       ------
Net asset value, end of period                           $1.00         $1.00         $1.00         $1.00        $1.00
-------------------------------------------             ======        ======        ======        ======       ======
Total return *                                           2.52%         5.20%         5.25%         3.02%        2.70%(c)
-------------------------------------------
Ratios to Average Net Assets
-------------------------------------------
   Expenses                                              0.52%         0.49%         0.49%         0.49%        0.48%(b)
-------------------------------------------
   Net investment income                                 4.93%         5.06%         5.12%         2.97%        2.69%(b)
-------------------------------------------
   Expense waiver/reimbursement (a)                      0.41%         0.40%         0.44%         0.45%        0.47%(b)
-------------------------------------------
Supplemental data
-------------------------------------------
   Net assets, end of period (000 omitted)             $25,468       $19,341       $10,169        $6,147       $4,714
-------------------------------------------

* Reflects operations for the period from August 11, 1992 (date of initial public investment) to July 31, 1993.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not Annualized.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Commercial Paper Fund
Financial Highlights -- Trust Shares

--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                          Six Month
                                                           Period
                                                           Ended
                                                         January 31,                Year Ended July 31,
                                                            1997      ---------------------------------------------------
                                                         (Unaudited)      1996          1995         1994          1993
                                                          ---------   ----------    ----------   -----------   ----------
Net asset value, beginning of period                        $1.00         $1.00         $1.00         $1.00        $1.00
-------------------------------------------
Income from investment operations
-------------------------------------------
   Net investment income                                     0.02          0.05          0.05          0.03         0.03
-------------------------------------------                ------        ------        ------        ------       ------
Less distributions
-------------------------------------------
   Dividends to shareholders from net
      investment income                                     (0.02)        (0.05)        (0.05)        (0.03)       (0.03)
-------------------------------------------                ------        ------        ------        ------       ------
Net asset value, end of period                              $1.00         $1.00         $1.00         $1.00        $1.00
-------------------------------------------                ======        ======        ======        ======       ======
Total return                                                2.52%         5.20%         5.25%         3.02%        2.78%
-------------------------------------------
Ratios to Average Net Assets
-------------------------------------------
   Expenses                                                 0.52%         0.49%         0.49%         0.49%        0.48%
-------------------------------------------
   Net investment income                                    4.93%         5.07%         5.12%         2.97%        2.75%
-------------------------------------------
   Expense waiver/reimbursement (a)                         0.06%         0.08%         0.09%         0.10%        0.12%
-------------------------------------------
Supplemental data
-------------------------------------------
   Net assets, end of period (000 omitted)               $306,812      $300,821      $223,640      $213,126     $180,065
-------------------------------------------

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Government Cash Reserves Fund
Financial Highlights -- Investment Shares

--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                        Six Month
                                                          Period
                                                           Ended
                                                        January 31,                   Year Ended July 31,
                                                           1997      ---------------------------------------------------
                                                        (Unaudited)      1996          1995         1994          1993
                                                        -----------  ----------    ----------   -----------   ----------
Net asset value, beginning of period                       $1.00         $1.00         $1.00         $1.00        $1.00
------------------------------------------
Income from investment operations
------------------------------------------
   Net investment income                                    0.02          0.05          0.05          0.03         0.03
------------------------------------------               -------       -------       -------       -------      -------
Less distributions
------------------------------------------
   Dividends to shareholders from net
      investment income                                    (0.02)        (0.05)        (0.05)        (0.03)       (0.03)
------------------------------------------               -------       -------       -------       -------      -------
Net asset value, end of period                             $1.00         $1.00         $1.00         $1.00        $1.00
------------------------------------------               =======       =======       =======       =======      =======
Total return                                               2.47%         5.11%         5.22%         3.03%        2.76%
------------------------------------------
Ratios to Average Net Assets
------------------------------------------
   Expenses                                                0.50%         0.51%         0.50%         0.50%        0.50%
------------------------------------------
   Net investment income                                   4.86%         4.97%         5.17%         2.96%        3.22%
------------------------------------------
   Expense waiver/reimbursement (a)                        0.42%         0.42%         0.45%         0.48%        0.50%
------------------------------------------
Supplemental data
------------------------------------------
   Net assets, end of period (000 omitted)               $94,391       $68,844       $45,726       $11,073      $10,923
------------------------------------------

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b)  Annualized.

(c)  Not annualized.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Government Cash Reserves Fund
Financial Highlights -- Trust Shares
------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                              Six Month
                                                                Period
                                                                Ended
                                                              January 31,                    Year Ended July 31,
                                                                 1997       ---------------------------------------------------
                                                              (Unaudited)      1996          1995         1994          1993
                                                              -----------   ----------    ----------   -----------   ----------
Net asset value, beginning of period                             $1.00         $1.00         $1.00         $1.00        $1.00
--------------------------------------------------
Income from investment operations
--------------------------------------------------
   Net investment income                                          0.02          0.05          0.05          0.03         0.03
--------------------------------------------------            --------      --------      --------      --------     --------
Less distributions
--------------------------------------------------
   Dividends to shareholders from net
      investment income                                          (0.02)        (0.05)        (0.05)        (0.03)       (0.03)
--------------------------------------------------            --------      --------      --------      --------     --------
Net asset value, end of period                                   $1.00         $1.00         $1.00         $1.00        $1.00
--------------------------------------------------            ========      ========      ========      ========     ========
Total return                                                     2.47%         5.11%         5.22%         3.03%        2.76%
--------------------------------------------------
Ratios to Average Net Assets
--------------------------------------------------
   Expenses                                                      0.50%         0.50%         0.50%         0.50%        0.50%
--------------------------------------------------
   Net investment income                                         4.86%         4.99%         5.17%         3.01%        3.22%
--------------------------------------------------
   Expense waiver/reimbursement (a)                              0.07%         0.07%         0.20%         0.13%        0.15%
--------------------------------------------------
Supplemental data
--------------------------------------------------
   Net assets, end of period (000 omitted)                    $156,453      $132,326      $129,603      $106,632      $92,993
--------------------------------------------------

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Treasury Obligations Fund
Financial Highlights
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                              Six Month
                                                                Period
                                                                Ended
                                                              January 31,                    Year Ended July 31,
                                                                 1997         -------------------------------------------------
                                                              (Unaudited)      1996          1995         1994          1993
                                                           ---------------- ----------    ----------   -----------   ----------
Net asset value, beginning of period                            $1.00         $1.00         $1.00         $1.00        $1.00
---------------------------------------------------
Income from investment operations
---------------------------------------------------
   Net investment income                                         0.02          0.05          0.05          0.03         0.03
---------------------------------------------------          --------      --------      --------      --------      -------
Less distributions
---------------------------------------------------
   Dividends to shareholders from net
      investment income                                         (0.02)        (0.05)        (0.05)        (0.03)       (0.03)
---------------------------------------------------          --------      --------      --------      --------      -------
Net asset value, end of period                                   $1.00        $1.00         $1.00         $1.00        $1.00
---------------------------------------------------           ========      ========      ========      ========      =======
Total return                                                     2.52%        5.24%         5.18%         3.02%        2.82%
---------------------------------------------------
Ratios to Average Net Assets
---------------------------------------------------
   Expenses                                                      0.50%        0.43%         0.44%         0.44%        0.44%
---------------------------------------------------
   Net investment income                                         4.86%        5.10%         5.07%         2.99%        2.79%
---------------------------------------------------
   Expense waiver/reimbursement (a)                              0.14%        0.12%         0.11%         0.14%        0.15%
---------------------------------------------------
Supplemental data
---------------------------------------------------
   Net assets, end of period (000 omitted)                    $486,111     $489,228      $321,640      $336,229     $290,408
---------------------------------------------------

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

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                               Fifth Third Bank

                              Investment Advisor